UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12

SIMMONS FIRST NATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF

ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF SIMMONS FIRST NATIONAL CORPORATION:

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Simmons First National Corporation (“Company”) will be held in the auditorium of the Company’s Little Rock, Arkansas, corporate offices (601 E. 3rd Street, Little Rock, Arkansas, 72201) at 8:00 A.M. Central Time, on Thursday, May 20, 2021, for the following purposes:

1.

To fix at 16 the number of directors to be elected at the meeting;

2.

To elect 16 persons as directors to serve until the next annual shareholders’ meeting and until their successors have been duly elected and qualified;

3.

To consider adoption of a non-binding resolution approving the compensation of the named executive officers of the Company;

4.

To consider ratification of the Audit Committee’s selection of the accounting firm BKD, LLP as independent auditors of the Company and its subsidiaries for the year ended December 31, 2021;

5.

To consider revising outdated information in the Company’s Amended and Restated Articles of Incorporation;

6.

To consider including provisions in the Company’s Amended and Restated Articles of Incorporation to provide for majority voting in uncontested elections of directors; and

7.

To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

Only shareholders of record at the close of business on March 23, 2021, will be entitled to vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS:

George A. Makris III, Secretary

Pine Bluff, Arkansas

April 15, 2021

ANNUAL MEETING OF SHAREHOLDERS

SIMMONS FIRST NATIONAL CORPORATION

P. O. Box 7009

Pine Bluff, Arkansas 71611

PROXY STATEMENT

Meeting to be held on May 20, 2021

Proxy and Proxy Statement furnished on or about April 15, 2021

The enclosed proxy is solicited on behalf of the Board of Directors (“Board”) of Simmons First National Corporation (“Company”) for use at the annual meeting of the shareholders of the Company to be held on Thursday, May 20, 2021, at 8:00 a.m. Central Time, in the auditorium of the Company’s Little Rock, Arkansas, corporate offices (601 E. 3rd Street, Little Rock, Arkansas 72201) or at any postponements or adjournments thereof. When such proxy is properly executed and returned, the shares represented by it will be voted at the meeting in accordance with any directions noted thereon, or if no direction is indicated, will be voted “For” all of the director nominees in Proposal 2 and “For” Proposals 1, 3, 4, 5, and 6.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting To Be Held on May 20, 2021:

The Notice, Proxy Statement, Annual Report on Form 10-K, and Company Report

are available at www.edocumentview.com/sfnc.

REVOCABILITY OF PROXY

Any shareholder giving a proxy has the power to change or revoke it at any time before it is voted.

COSTS AND METHOD OF SOLICITATION

The costs of soliciting proxies will be borne by the Company. In addition to the use of the mails, solicitation may be made by employees of the Company by telephone, electronic communications and personal interview. These persons will receive no compensation other than their regular salaries, but they will be reimbursed by the Company for their actual expenses incurred in such solicitations.

OUTSTANDING SECURITIES AND VOTING RIGHTS

At the meeting, holders of the $0.01 par value Class A common stock (the “Common Stock”) of the Company will be entitled to one vote, in person or by proxy, for each share of the Common Stock owned of record as of the close of business on March 23, 2021. On that date, the Company had 108,346,073 shares of the Common Stock outstanding and entitled to vote at the meeting. 4,807,523 of such shares were held by the trust division of Simmons Bank (“Bank”) in a fiduciary capacity, of which 150,388 shares cannot be voted by the Bank at the meeting.

All actions requiring a vote of the shareholders must be taken at a meeting at which a quorum is present in person or by proxy. A quorum consists of a majority of the outstanding shares entitled to vote upon a matter. With respect to each of Proposals 1, 3, 4, 5, and 6, approval requires that the votes cast “for” the proposal exceed the votes cast “against” it.

With respect to Proposal 2, the Company’s by-laws provide that, in an “uncontested election,” which is an election in which the number of nominees for director is less than or equal to the number of directors to be elected, a nominee for director shall be elected by a majority of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote thereon. This means that the votes cast “for” a director nominee must exceed the votes cast “against” such nominee. If an incumbent nominee does not receive the required votes for election at the meeting, the Board, through a process managed by the Board’s Nominating and Corporate Governance Committee (“NCGC”), will consider whether to accept the director’s offer of resignation, which is required to be immediately tendered under the Company’s by-laws, and will publicly disclose its decision.

To be elected in a “contested election,” which is an election in which the number of nominees for director is greater than the number of directors to be elected, a nominee for director must receive a plurality of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote thereon. All proxies submitted will be tabulated by Computershare, the transfer agent for the Common Stock.

The enclosed proxy card also provides a method for shareholders to abstain from voting on each matter presented. By abstaining with respect to any of Proposals 1 through 6, shares will not be voted either “for” or “against” the subject proposal but will be counted for quorum purposes. Abstentions, therefore, will not affect the outcome of the vote on any of Proposals 1 through 6. While there may be instances in which a shareholder may wish to abstain from voting on any particular matter, the Board encourages all shareholders to vote their shares in their best judgment and to participate in the voting process to the fullest extent possible.

If your shares are held in a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials have been forwarded to you by your broker or other nominee (the “record holder”) along with a voting instruction form. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received a voting instruction from the beneficial owner and does not have discretionary voting power with respect to that item. Due to various regulatory requirements, brokers or other nominees may not exercise discretionary voting power on the election of directors, executive compensation or other non-routine matters. While brokers or other nominees might still be permitted to exercise discretionary voting power for Proposal 4 (the ratification of BKD, LLP as our independent auditor), brokers and other nominees may not exercise discretionary voting power for Proposals 1 through 3 (number of directors, election of directors, and approval of executive compensation), and the Company believes that brokers and other nominees may not exercise discretionary voting power for Proposals 5 and 6 (removal of outdated information in the articles of incorporation and inclusion of director election standard in articles of incorporation). As a result, if you do not provide specific voting instructions to your record holder, the record holder may not vote the shares on Proposals 1 through 3 or Proposals 5 and 6. Accordingly, it is particularly important that you provide voting instructions to your broker or other nominee so that your shares may be voted on the matters presented at the meeting.

If your shares are treated as a broker non-vote, your shares will be counted in the number of shares represented for purposes of determining whether a quorum is present. However, broker non-votes will not be included in vote totals (neither “for” nor “against”). Therefore, with respect to Proposals 1 through 6, broker non-votes will not affect the outcome of the vote.

In the event a shareholder executes the proxy but does not mark the ballot to vote (or abstain) on any one or more of the proposals, the proxy will be voted “For” all of the director nominees in Proposal 2 and “For” Proposals 1, 3, 4, 5, and 6. Further, if any matter, other than the matters shown on the proxy, is properly presented at the meeting which may be acted upon without special notice under Arkansas law, the proxy solicited hereby confers discretionary authority to the named proxies to vote in their sole discretion with respect to such matters, as well as other matters incident to the conduct of the meeting. On the date of the mailing of this proxy statement, the Board has no knowledge of any such other matter which will come before the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth (except as otherwise indicated, as of March 30, 2021) (1) all persons known to management who own, beneficially or of record, more than 5% of the outstanding Common Stock, (2) the number of shares of Common Stock owned by the named executive officers in the Summary Compensation Table, and (3) the number of shares of Common Stock owned by all directors and executive officers as a group.

Name and Address of Beneficial Owner	Shares Owned Beneficially [a]	Percent of Class [b]
BlackRock, Inc. [c] 55 East 52nd Street New York, New York 10055	15,971,744	14.74%
The Vanguard Group [d] 100 Vanguard Blvd. Malvern, PA 19355	10,832,986	10.00%
Northern Trust Corporation [e] 50 South LaSalle Street Chicago, IL 60603	7,079,103	6.53%
Dimensional Fund Advisors LP [f] Building One 6300 Bee Cave Road Austin, TX 78746	6,230,600	5.75%
George A. Makris Jr. [g]	687,708	*
Robert A. Fehlman [h]	179,717	*
Matthew S. Reddin [i]	50,787	*
Jennifer B. Compton [j]	37,323	*
Stephen C. Massanelli [k]	83,323	*
All directors and officers as a group (24 persons)	1,911,276	1.76%

___________________

*	The shares beneficially owned represent less than 1% of the outstanding common shares.
[a]

Under the applicable rules, “beneficial ownership” of a security means, directly or indirectly, through any contract, relationship, arrangement, undertaking or otherwise, having or sharing voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security, or the right to acquire beneficial ownership of the security within 60 days (“exercisable stock options”). Unless otherwise indicated, each beneficial owner named has sole voting and investment power with respect to the shares identified.

[b]	The percentage of Common Stock beneficially owned was calculated based on the number of shares of Common Stock outstanding as of March 23, 2021.
[c]

Based solely on information as of December 31, 2020, contained in Amendment No. 12 to Schedule 13G, filed with the U.S. Securities and Exchange Commission on January 26, 2021. These shares may be owned by one or more of the following entities controlled by BlackRock, Inc.: BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Investment Management (Australia) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Ireland Limited, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Netherlands) B.V., BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, and BlackRock Investment Management, LLC.

[d]

Based solely on information as of February 26, 2021, contained in Amendment No. 7 to Schedule 13G, filed with the SEC on March 10, 2021, including that The Vanguard Group has shared investment power as to 199,831 shares and shared voting power as to 108,138 shares. These shares may be owned by one or more of the following entities controlled by The Vanguard Group: The Vanguard Group, Inc., Vanguard Asset Management, Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisors, LLC, Vanguard Group (Ireland) Limited, Vanguard Investments Australia Ltd, Vanguard Investments Canada Inc., Vanguard Investments Hong Kong Limited, and Vanguard Investments UK, Limited.

[e]

Based solely on information as of December 31, 2020, contained in Schedule 13G, filed with the SEC on February 12, 2021, including that Northern Trust Corporation has shared investment power as to 5,405,187 shares and shared voting power as to 6,085,645 shares. These shares may be owned by Northern Trust Corporation and its subsidiaries, including The Northern Trust Company.

[f]

Based solely on information as of December 31, 2020, contained in Amendment No. 3 to Schedule 13G, filed with the SEC on February 16, 2021. These shares may be owned by investment companies, commingled funds, group trusts, and separate accounts for which Dimensional Fund Advisors LP serves as investment adviser, sub-adviser, and/or investment manager.

[g]

Mr. Makris owned of record 184,965 shares; 286,116 shares are held jointly with his spouse; 9,270 shares are held in his IRA; 10,990 shares are held in his wife’s IRA, 12,000 shares held in a trust for his benefit, 1,016 shares were held in his account in the Company’s 401(k) Plan; 4,621 shares were held in his account in SFNC Employee Stock Purchase Plan and 178,730 shares were deemed held through exercisable stock options.

[h]

Mr. Fehlman owned of record 87,008 shares; 15,273 shares were held in his fully vested account in the Company’s 401(k) Plan; 1,266 shares were held in his account in SFNC Employee Stock Purchase Plan and 76,170 shares were deemed held through exercisable stock options.

[i]	Mr. Reddin owned of record 27,847 shares; 300 shares were held in his fully vested account in the Company’s 401(k) Plan and 22,640 shares were deemed held through exercisable stock options.
[j]	Ms. Compton owned of record 27,183 shares and 10,140 shares were deemed held through exercisable stock options.
[k]

Mr. Massanelli owned of record 42,923 shares; 4,700 shares were held in his IRA; 300 shares were held in his fully vested account in the Company’s 401(k) Plan; 930 shares were held in his account in SFNC Employee Stock Purchase Plan and 34,470 shares were deemed held through exercisable stock options.

PROPOSAL 1 - FIX THE NUMBER OF DIRECTORS

At the 2020 annual shareholders’ meeting, the number of directors was set at fifteen (15), and the fifteen (15) nominees were elected. The number of directors was subsequently increased by the Board, and as of March 1, 2021, the Board consisted of sixteen (16) members. The Board has considered the number of directors that should serve on the Board for the ensuing year and has set the number of directors to be elected at the 2021 annual shareholders’ meeting at sixteen (16). The Board is presenting its decision to set the number of directors to be elected to the Board at the annual shareholders’ meeting at sixteen (16) to the shareholders for ratification.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1 TO RATIFY THE ACTION OF THE BOARD TO FIX THE NUMBER OF DIRECTORS AT SIXTEEN (16).

PROPOSAL 2 - ELECTION OF DIRECTORS

Each of the persons named below is presently serving as a director of the Company for a term which ends on May 20, 2021, or such other date upon which a successor is duly elected and qualified. The Board elected Julie Stackhouse as a director, effective March 1, 2021. Ms. Stackhouse was initially recommended to the NCGC as a potential director by the chief executive officer of the Company. The Board has evaluated the independence of each director serving on the Board and its audit, compensation, and nominating and corporate governance committees under applicable law and regulations and the NASDAQ listing standards. The table below summarizes the findings of the Board (and reflects the present composition of each of the named committees):

Name	Board of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Jay D. Burchfield	Independent	Independent	Independent	*
Marty D. Casteel	Not Independent	*	*	*
William E. Clark, II	Independent	*	*	*
Steven A. Cossé	Independent	Independent	Independent	Independent
Mark C. Doramus	Independent	*	*	*
Edward Drilling	Independent	Independent	*	*
Eugene Hunt	Independent	Independent	*	*
Jerry Hunter	Independent	Independent	Independent	Independent
Susan Lanigan	Independent	*	Independent	Independent
W. Scott McGeorge	Independent	Independent	Independent	*
George A. Makris, Jr.	Not Independent	*	*	*
Tom Purvis	Independent	*	*	*
Robert L. Shoptaw	Independent	Independent	Independent	Independent
Julie Stackhouse	Independent	Independent	*	*
Russell W. Teubner	Independent	*	*	*
Mindy West	Independent	Independent	Independent	Independent

___________________

* The director is not a member of the Committee.

In the evaluation of Mr. Clark’s independence, the Board considered the engagement of Clark Contractors, LLC by the Bank as general contractor for the renovation of the Bank’s office building in Little Rock, Arkansas (Mr. Clark holds a majority interest, and is the chairman and chief executive officer of, Clark Contractors, LLC). The engagement was undertaken through a competitive bid process in which Clark Contractors, LLC submitted the lowest bid, and the project was completed in 2020. In the evaluation of Mr. Doramus’s independence, the Board considered investment banking and brokerage services provided by Stephens Inc., as well as insurance services provided by insurance agency affiliates of Stephens Inc. (Mr. Doramus is the Chief Financial Officer of Stephens Inc.). In each of these cases, the fees paid were below the independence thresholds of the NASDAQ listing standards, and the Board determined that the relationship did not interfere with the director’s ability to exercise independent judgment as a director of the Company.

The proxies hereby solicited will be voted for the election of the nominees shown below, as directors, to serve until the next annual meeting of the shareholders and until their successors are duly elected and qualified, unless otherwise designated in the proxy. If at the time of the meeting any of the nominees should be unable or unwilling to serve, the discretionary authority granted in the proxy may be exercised to vote for the election of a substitute or substitutes selected by the Board. Management has no reason to believe that any substitute nominee or nominees will be required.

The nominees possess a wide range of qualifications and perspectives that contribute to strong oversight. The table below highlights each nominee’s skills, experience, and background, as well as certain demographic and tenure information.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL OF THE BELOW-NAMED NOMINEES FOR ELECTION TO THE BOARD.

Jay Burchfield

Mr. Burchfield, 74, was elected to the Board in 2015. He is the retired Chairman of Ozark Trust and Investment Corporation and its subsidiary company, Trust Company of the Ozarks. His career has spanned over 40 years, primarily in the banking and financial services industry. Mr. Burchfield formerly served as an Advisory Director of Liberty Bancshares, Inc., which was acquired by the Company in February 2015.

He received a B.S. degree in Marketing in 1968 and M.S. degree in Education in 1972 from Central Missouri State University. Mr. Burchfield graduated from the Graduate School of Banking of the South at Louisiana State University in 1980. Mr. Burchfield is a veteran of the U. S. Army.

Mr. Burchfield currently serves as a Director of O’Reilly Automotive, Inc. (a Nasdaq-listed company). In this role, he serves as Lead Director and as a member of its Compensation and Audit Committees. Mr. Burchfield also serves as Senior Principal of SilverTree Companies, a real estate company.

The Board believes that Mr. Burchfield’s experience and expertise in the banking industry, strategic business development, executive compensation and leadership development will be beneficial in the management of the Company’s operations.

Marty D. Casteel

Mr. Casteel, 70, was elected to the Board in 2020. Until his retirement in 2020, Mr. Casteel was employed by the Company’s lead subsidiary, Simmons Bank, for over 30 years. During that time, he held various leadership roles, including serving as Simmons Bank’s chairman, president, and chief executive officer from 2013 to 2020. In addition, Mr. Casteel was a senior executive vice president of the Company from 2013 to 2020. Mr. Casteel received a B.S.B.A. degree in Marketing from University of Arkansas in 1974. Mr. Casteel also served in the U.S. Army from 1974 to 1978.

Mr. Casteel has served on numerous boards during his career. He is currently a member of the boards of directors of Jefferson Regional Medical Center and the Economic Development Alliance of Jefferson County. He is also a past president of the Mortgage Bankers Association of Arkansas.

The Board believes that Mr. Casteel’s deep understanding of current and historical bank operations, as well as his experience as the chairman, president, and chief executive officer of Simmons Bank, provides needed skills and insight into the banking and financial services business conducted by the Company and its subsidiaries, including the assessment of lending and deposit activities, the management of financial regulatory affairs, the evaluation of bank policies and practices, and the mitigation of enterprise risks.

William E. Clark, II

Mr. Clark, 52, was elected to the Board in 2008. He is the Chief Executive Officer of Clark Contractors, LLC, a general contractor involved in commercial construction throughout the United States. Prior to the formation of Clark Contractors, LLC in 2009, he was employed by CDI Contractors from 1994 through 2009, where he served in various capacities culminating in his serving as Chief Executive Officer from 2007 to 2009. Mr. Clark received a B.S.B.A. degree in Business Management from the University of Arkansas in 1991.

He is a member of Fifty for the Future, a past chairman of the UAMS Foundation Fund Board of Directors, a past president/chairman for the UAMS Consortium, Arkansas Children’s Hospital Committee for the Future, and St. Vincent Foundation, a former member of the Young Presidents Organization, and a member of the Dean’s Executive Advisory Board for the Walton College of Business at the University of Arkansas, and the Arkansas Executive Forum.

The Board believes that Mr. Clark’s experience within the commercial construction industry provides needed skills in the assessment of the construction industry utilized by the Company in setting policies involving the allocation of credit and lending priorities.

Steven A. Cossé

Mr. Cossé, 73, was elected to the Board in 2004. In 2013, he retired as president and CEO of Murphy Oil Corporation, a Fortune 500 company listed on the New York Stock Exchange (“NYSE”). Mr. Cossé has also previously served as the Executive Vice President and General Counsel for Murphy Oil Corporation.

He had served as General Counsel since 1991 and had also previously served as Senior Vice President, Vice President and Principal Financial Officer. Prior to joining Murphy Oil Corporation as General Counsel, he served for eight years as General Counsel for Ocean Drilling & Exploration Company in New Orleans, Louisiana, a NYSE-listed, majority-owned subsidiary of Murphy Oil Corporation. Mr. Cossé received a B.A. degree in Government from Southeastern Louisiana University in 1969 and a Juris Doctorate degree from Loyola University in 1974.

Mr. Cossé also currently serves on the boards of Murphy Oil Corporation and SHARE Foundation. He is a member of the Board of Trustees of Loyola University New Orleans, and he is past chairman of the South Arkansas Chapter of the American Red Cross. Mr. Cossé is a member of the Louisiana Bar Association, Arkansas Bar Association and Union County Bar Association.

The Board believes that Mr. Cossé’s experience as an executive officer, general counsel and principal financial officer provides needed skills in the assessment of the oil industry utilized by the Company in setting policies involving the allocation of credit and lending priorities and in the legal, financial and general business issues facing publicly traded companies.

Mark C. Doramus

Mr. Doramus, 62, was elected to the Board in 2015. He serves as Chief Financial Officer of Stephens Inc. (“Stephens”), an independent financial services firm headquartered in Little Rock, Arkansas. He has served in several capacities at Stephens, including in the corporate finance department from 1988 to 1994, Assistant to the President from 1994 to 1996 and Chief Financial Officer since 1996.

He began his career in 1980 with Arthur Andersen & Co. in Dallas, Texas, where he worked as a Certified Public Accountant. He joined the Dallas, Texas, office of Trammell Crow Company in 1983, where he worked until he joined Stephens in 1988.

Mr. Doramus was a member of the CHI St. Vincent Infirmary Board of Directors from 2007 to 2016, serving as chairman from 2012 to 2014. Mr. Doramus was a member of the University of Arkansas at Little Rock Board of Visitors from 2004 to 2016. Mr. Doramus served on the Winthrop Rockefeller Foundation board from 2004 to 2009, serving as Chairman in 2009.

Mr. Doramus graduated from Rhodes College in Memphis, Tennessee, with a B.A. degree in Economics and Business in 1980 and received his M.A. degree in Real Estate and Regional Science from Southern Methodist University in Dallas, Texas, in 1982.

The Board believes that Mr. Doramus’s experience in accounting and the financial services industry provides needed skills for assisting in the management of the Company’s business, including risk management, internal controls and capital management.

Edward Drilling

Mr. Drilling, 65, was elected to the Board in 2008. He joined AT&T (then Southwestern Bell Telephone Company) in 1979 and served in various operations positions including customer service, sales and marketing, and the external affairs organization. He was named President of AT&T’s Arkansas Division in 2002. Mr. Drilling then served as AT&T’s Senior Vice President of External and Regulatory Affairs, a position to which he was appointed in 2017. He retired from AT&T in 2020. Mr. Drilling received a B.S. degree in Marketing from the Walton College at the University of Arkansas in 1978 and graduated from the Emory University Advanced Management Program in 1991.

Mr. Drilling has served on numerous boards over the last 30 years, including past chairman of the Arkansas State Chamber of Commerce, Arkansas Children’s Hospital Board of Trustees, University of Arkansas Board of Advisors, former president of the Little Rock Chamber of Commerce Board of Directors, UAMS Arkansas BioVentures Advisory Board, former president of Fifty for the Future and former vice chairman of the Arkansas Economic Development Commission.

The Board believes that Mr. Drilling’s experience as an executive within the telecommunication and information technology industry (having participated in various industry transitions, mergers and technology changes) provides needed skills in the assessment of the technology risks of the Company, the security measures to address these risks and valuable insights involving the executive management of a large enterprise.

Eugene Hunt

Mr. Hunt, 75, was elected to the Board in 2009. He is an attorney in private practice in Pine Bluff, Arkansas. Mr. Hunt began his practice in 1972 and has thereafter been involved in the active practice of law within Arkansas, primarily in southeast Arkansas. He served as Judge on the Arkansas Court of Appeals from August through December 2008 and has also previously served as a Special Circuit Judge and Special Justice on the Arkansas Supreme Court. Additionally, he served as Director of the Child Support Enforcement Unit, Jefferson County, Arkansas from 1990-2001. Mr. Hunt received a B.A. degree in History and Government from Arkansas AM&N College in 1969 and a Juris Doctorate degree from the University of Arkansas Law School in 1971.

Mr. Hunt also serves on the boards of The Economic Development Corporation of Jefferson County, Arkansas; Jefferson Hospital; and Youth Partners. His has also been involved with the Arkansas Ethics Commission, Jefferson County United Way, and the Arkansas Criminal Code Revision Commission. He is a Life Member of the NAACP and has served as an NAACP Affiliate Attorney since 1978.

The Board believes that Mr. Hunt’s experience as an attorney and his long-term familiarity with the business and social environment in southeastern Arkansas provides needed skills and insight in the small business and consumer needs of the Company’s banking customers in one of its major markets, southeastern Arkansas.

Jerry Hunter

Mr. Hunter, 68, was elected to the Board in 2017. He is a senior counsel in the Commercial Litigation and Labor & Employment Law Client Service Groups of the international law firm Bryan Cave Leighton Paisner LLP. Mr. Hunter previously served as Labor Counsel for the Kellwood Company, Director of the Missouri Department of Labor and Industrial Relations, and General Counsel of the National Labor Relations Board. Mr. Hunter received a Bachelor’s Degree in History and Government with a Minor in Mathematics from the University of Arkansas at Pine Bluff in 1974 and a Juris Doctor degree from Washington University School of Law in 1977. Mr. Hunter also attended the Program for Senior Executives in State and Local Government at the John F. Kennedy School of Government, Harvard University in 1987.

Mr. Hunter has served on the boards of the Kellwood Company, Boys Hope Girls Hope International, Associated Industries of Missouri, St. Louis Regional Convention and Sports Complex Authority, U.S. Congress Office of Compliance, American Arbitration Association, Maryville University, the U.S. Senate Small Business Committee Advisory Council, and Washington University Law School Board of Advisors.

The Board believes that Mr. Hunter’s experience as an attorney in senior-level governmental and private-sector roles, as well as his deep knowledge of labor and employment matters, provides needed skills and insight into the legal and regulatory environment in which the Company operates.

Susan Lanigan

Ms. Lanigan, 58, was elected to the Board in 2017. She serves as Chair of the Tennessee Education Lottery Commission, a position to which she was appointed by the Governor of the State of Tennessee and approved by the State Legislature in 2014. Prior to that, she was Executive Vice President of Dollar General Corporation (a NYSE-listed company) (“Dollar General”), a Fortune 200 company, where she worked from July 2002 until May 2013. She also served as Executive Vice President of Chico’s FAS, Inc. (a NYSE-listed company) from May 2016 to her retirement in July 2018.

Ms. Lanigan is on the board of directors of Kirkland’s Inc. (a Nasdaq-listed company), where she chairs the Compensation Committee. She is also on the board of directors of Vi-Jon, Inc. and chairs the Nominating Committee. Prior to joining Dollar General, Ms. Lanigan served as Senior Vice President and General Counsel of Zale Corporation. She started her career as a litigation attorney for Troutman Sanders, LLP (now Troutman Pepper Hamilton Sanders LLP) in Atlanta, GA. Ms. Lanigan received her undergraduate degree from the University of Georgia and her law degree from the University of Georgia School of Law.

The Board believes that Ms. Lanigan’s experience as a senior executive officer and general counsel of large corporations provides needed skills and insight in addressing legal, governance and general business issues facing publicly traded companies.

Scott McGeorge

Mr. McGeorge, 77, was elected to the Board in 2005. He is the senior member of a group of McGeorge and McGeorge - Dickinson family owned companies that include Pine Bluff Sand & Gravel Co., McGeorge Contracting Co., Inc., and Cornerstone Farm and Gin Co., where he serves as Chairman, Chairman, and Vice President, respectively. The companies perform marine construction in a multistate regional area, build highways and similar projects, mine various minerals and produce and sell stone products, asphalt pavement and sand. Cornerstone is engaged in farming operations.

Mr. McGeorge previously served on the board of directors of National Bancshares Corporation and its wholly owned subsidiary National Bank of Commerce of Pine Bluff during the mid-1980s before it was purchased by Boatmen’s Bank. He was on the commercial and industrial loan committee, which approved the largest loans the bank made. Mr. McGeorge received a B.S. degree in Business Administration from the University of Arkansas in 1965. He graduated from U. S. Coast Guard Officer Candidate School and served as an officer in the U.S. Coast Guard for three years.

Mr. McGeorge served as past Secretary and current board member of the National Stone Sand and Gravel Association in Alexandria, Virginia, is a previous member of the boards of directors of Dredging Contractors of America located in Washington, D.C. and Mississippi Valley Associated General Contractors in Memphis, Tennessee (where he also served as a past president). He is active in many local and civic activities. He is President of Trinity Foundation, a charitable foundation that seeks to benefit residents of Pine Bluff, Little Rock and the surrounding areas through grants for scholarship, support of educational institutions and other civic activities. He is a member of the Board of the Economic Development Corporation of Jefferson County, Arkansas.

The Board believes that Mr. McGeorge’s experience in the construction, materials, mining and agricultural industries, as well as his experience and past performance as the president of a large, successful business enterprise, provides needed skills and insight into the overall business and industrial climate and the executive management of a large, successful business enterprise.

George A. Makris, Jr.

Mr. Makris, 64, was elected to the Board in 1997. He currently serves as chairman and chief executive officer of the Company, as well as the chairman, president, and chief executive officer of the Company’s lead subsidiary, Simmons Bank. Prior to his employment by the Company on January 2, 2013, Mr. Makris had been employed by M. K. Distributors, Inc. since 1980 and had served as its President since 1985. Mr. Makris previously served as a member of the board of directors of Worthen National Bank – Pine Bluff and its successors from 1985 to 1996 and served as Chairman of the Board from 1994 to 1996. Mr. Makris received a B.A. degree in Business Administration from Rhodes College in 1978 and an M.B.A. from the University of Arkansas in 1980.

Mr. Makris also serves as Chairman of the board of directors of The Economic Development Corporation of Jefferson County, Arkansas and an advisory member of the board of trustees of Jefferson Regional Medical Center. He has previously served as Chairman of the board of trustees of the Arts and Science Center for Southeast Arkansas, Chairman of the Board of Directors of the Economic Development Alliance for Jefferson County, Chairman of the board of directors of the Greater Pine Bluff Chamber of Commerce, Chairman of the King Cotton Classic Basketball Tournament, Chairman of the board of trustees of Trinity Episcopal School, a director of Simmons First National Bank, a director of the Wholesale Beer Distributors of Arkansas, a director of the National Beer Wholesalers Association, a director of CHI St. Vincent. and a member of the board of visitors of the University of Arkansas at Pine Bluff and the University of Arkansas for Medical Sciences, College of Medicine.

The Board believes that Mr. Makris’s experience as the Chairman and Chief Executive Officer of the Company and his experience as a business executive and long-term resident of central and southeastern Arkansas provides needed skills and insight into the banking and financial services business conducted by the Company as well as the executive management of a successful business enterprise.

Tom Purvis

Mr. Purvis, 62, was elected to the Board in 2017. He is a partner in a number of real estate development entities and is a partner in L2L Development Advisors, LLC. His career has spanned over 40 years in real estate and related services. Mr. Purvis previously served as a director of First Texas BHC, Inc., which was acquired by the Company in 2017.

Mr. Purvis currently serves as a director of the Fort Worth Zoo, Fort Worth Streams and Valleys, and Fort Worth Tax Increment Financing District. He attended the Business College at the University of Texas and Texas Christian University, where he received a B.B.A. degree in 1982.

The Board believes that Mr. Purvis’s experience in real estate development and financing provides needed skills for analyzing the real estate industry and setting policies involving the allocation of credit and lending priorities within the Texas and other geographic markets of the Company.

Robert L. Shoptaw

Mr. Shoptaw, 74, was elected to the Board in 2006. Mr. Shoptaw retired as president of Arkansas Blue Cross Blue Shield (“ABCBS”), a mutual health insurance company, in 2008, terminating his 39 years of service to that organization. During the 1970s and 1980s, he served in various management and executive capacities with a primary focus in medical services management, professional relations and government programs administration (Medicare administrative operations). In 1987, Mr. Shoptaw became the Executive Vice President and Chief Operating Officer of ABCBS and was named President and CEO in 1994. After retiring as President and CEO in 2008, he served as Chairman of the Board of Directors of ABCBS from 2009 to 2016. Mr. Shoptaw received a B.A. in Economics from Arkansas Tech University in 1968, an M.B.A. from Webster University in Business Administration and Health Services Management and completed the Advanced Management Program at Harvard University Business School in 1991.

Mr. Shoptaw serves as a member of the board of directors of the Little Rock Metrocentre Improvement District, Arkansas Research Alliance and is the past Chairman of the board of visitors of The University of Arkansas College of Medicine. Mr. Shoptaw recently completed 20 years on the board of the Arkansas Center for Health Improvement. Mr. Shoptaw currently serves as the chair of the audit committee of the board of directors for ABCBS.

The Board believes that Mr. Shoptaw’s experience and past performance as the president of a large mutual health insurance company provides needed skills and insight into the health care industry, health insurance industry and the financial and executive management of a large, successful business enterprise.

Julie Stackhouse

Ms. Stackhouse, 62, was elected to the Board in March 2021. In 2020, she retired as an executive vice president at the Federal Reserve Bank of St. Louis, where she was responsible for bank regulation, including supervision of bank holding companies and state member banks, as well as discount window lending, community development, and learning innovation functions. Prior to joining the Federal Reserve Bank of St. Louis in 2002, Ms. Stackhouse held managerial roles at the Federal Reserve Banks of Kansas City and Minneapolis. Ms. Stackhouse graduated summa cum laude from Drake University in 1980 with a B.S. degree.

Ms. Stackhouse currently serves on the board of directors of Neocova Corporation, a financial technology company. She also serves on the audit committee of the Colorado State University Foundation and the Conference of State Bank Supervisors’ State Banking Department Accreditation Review Team.

The Board believes that Ms. Stackhouse’s extensive financial regulatory experience, deep knowledge of financial operations and risks, and leadership roles within government organizations provide needed skills and insight to assist in the oversight of legal, regulatory, compliance, and other matters associated with a large financial institution.

Russell W. Teubner

Mr. Teubner, 64, was elected to the Board in 2017. He is the CEO of HostBridge Technology, LLC, a computer software company. Mr. Teubner previously served as a Chairman of Southwest Bancorp, Inc., which was acquired by the Company in 2017.

The Stillwater, Oklahoma, Chamber of Commerce honored Mr. Teubner as Citizen of the Year in 1992, Small Business Person of the Year in 1991 – 92, and Small Business Exporter of the Year in 1992 – 93. In 1993, he received the Outstanding Young Oklahoman award given annually by the Oklahoma Jaycees. In 1997, Oklahoma State University (OSU) named Mr. Teubner as a recipient of its Distinguished Alumni award. During 1996 and 1997 he served on the Citizen’s Commission on the Future of Oklahoma Higher Education. In 1998, he was inducted into the OSU College of Business Hall of Fame. Currently, he serves on the board of directors of the OSU Research Foundation and its commercialization subsidiary, Cowboy Technology. In 2019, he was appointed by the Governor of Oklahoma to serve on the board of the Oklahoma Center for the Advancement of Science and Technology (OCAST). Mr. Teubner is a past director of the Oklahoma City branch of the Federal Reserve Bank of Kansas City.

The Board believes that Mr. Teubner’s experience in the technology industry provides needed skills for assessing the role of information technology within the Company and its subsidiaries, as well as addressing technology-related risks within the financial industry.

Mindy West

Ms. West, 52, was elected to the Board in 2017. She currently serves as the Executive Vice President, Chief Financial Officer and Treasurer at Murphy USA Inc., a NYSE-listed retailer of gasoline products and convenience store merchandise, and has held that role since August 2013. In addition to those duties, Ms. West began serving as Executive Vice President of Fuels for Murphy USA Inc. in June 2018. Ms. West was previously employed by Murphy Oil Corporation, joining the company in 1996 and holding positions in accounting, employee benefits, planning and investor relations. She was Murphy Oil Corporation’s director of investor relations from July 2001 until December 2006 and its Vice President and Treasurer from January 2007 until August 2013, when she joined Murphy USA Inc. Ms. West holds a bachelor’s degree in Finance from the University of Arkansas and a bachelor’s degree in Accounting from Southern Arkansas University. She is a Certified Public Accountant and a Certified Treasury Professional. Ms. West also currently serves on the board of directors of United Way of Union County, Arkansas, as well as the board of directors of the Razorback Foundation, and is a member of the South Arkansas University Business Advisory Council.

The Board believes that Ms. West’s experience in accounting and finance, as well as her leadership roles in large, public companies, provide needed skills for assisting in the oversight of the Company’s business, including audit, risk management, internal controls and capital management.

The table below sets forth the name, age, principal occupation or employment during the last five years, prior service as a director of the Company, the number of shares (as of March 30, 2021) and percentage of the outstanding Common Stock beneficially owned (calculated based on the number of shares of Common Stock outstanding as of March 23, 2021), with respect to each director and nominee proposed, as reported by each nominee:

Name	Age	Principal Occupation	Director Since	Shares Owned [a]	Percent of Class
Jay Burchfield	74	Retired Chairman, Ozark Trust and Investment Corp.	2015	92,128[b]	*

Marty D. Casteel	70	Retired SEVP of the Company; Retired Chairman, President and CEO of the Bank	2020	163,932[c]	*

William E. Clark, II	52	Chairman and CEO, Clark Contractors, LLC (Construction)	2008	20,827[d]	*

Steven A. Cossé	73	Retired President and CEO Murphy Oil Corporation	2004	76,489[e]	*

Mark C. Doramus	62	Chief Financial Officer, Stephens Inc.	2015	22,442[f]	*

Edward Drilling	65	Retired SVP of External and Regulatory Affairs, AT&T Inc.	2008	16,533	*

Eugene Hunt	75	Attorney	2009	19,114[g]	*

Jerry Hunter	68	Senior Counsel, Bryan Cave Leighton Paisner LLP	2017	8,187	*

Susan Lanigan	58	Retired EVP & General Counsel, Chico’s FAS, Inc.	2017	11,214	*

W. Scott McGeorge	77	Chairman, Pine Bluff Sand and Gravel Company	2005	96,779	*

George A. Makris, Jr.	64	Chairman and Chief Executive Officer of the Company; Chairman President and CEO of the Bank	1997	687,708[h]	*

Tom Purvis	62	Partner, L2L Development Advisors, LLC (Real Estate)	2017	23,467	*

Robert L. Shoptaw	74	Retired Executive, Arkansas Blue Cross and Blue Shield	2006	65,243[i]	*

Julie Stackhouse	62	Retired Executive Vice President Federal Reserve Bank of St. Louis	2021	0[j]	*

Russell W. Teubner	64	CEO, HostBridge Technology, LLC	2017	102,393[k]	*

Mindy West	52	Executive Vice President, Chief Financial Officer and Treasurer Murphy USA Inc.	2017	8,861	*

___________________

*	The shares beneficially owned represent less than 1% of the outstanding common shares.
[a]

”Beneficial ownership” of a security means, directly or indirectly, through any contract, relationship, arrangement, undertaking or otherwise, having or sharing voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose or to direct the disposition of such security, or the right to acquire beneficial ownership of the security within 60 days (“exercisable stock options”). Unless otherwise indicated, each beneficial owner named has sole voting and investment power with respect to the shares identified.

[b]	Mr. Burchfield owns of record 84,744 shares and 7,384 shares are owned by his wife.
[c]

Mr. Casteel owns of record 127,832 shares; 8,436 shares are owned jointly with his wife; 22,434 shares are held in his fully vested account in the Company’s 401(k) Plan and 5,230 shares are held in his account in SFNC Employee Stock Purchase Plan.

[d]	Mr. Clark owns of record 17,827 shares and 3,000 shares are owned jointly with his spouse.
[e]	Mr. Cossé owns of record 21,857 shares and 54,632 shares are owned jointly with his spouse.
[f]	Mr. Doramus owns 21,632 shares jointly with his spouse and has an indirect pecuniary interest in 810 shares held by an LLC.
[g]	Mr. Hunt owns of record 15,250 shares; 2,032 shares are owned jointly with his spouse; 1,000 shares are owned jointly with his daughter; and 832 shares are held in his IRA.
[h]

Mr. Makris owns of record 184,965 shares; 286,116 shares are held jointly with his spouse; 9,270 shares are held in his IRA; 10,990 shares are held in his wife’s IRA, 12,000 shares held in a trust for his benefit, 1,016 shares were held in his account in the Company’s 401(k) Plan; 4,621 shares were held in his account in SFNC Employee Stock Purchase Plan and 178,730 shares were deemed held through exercisable stock options.

[i]	Mr. Shoptaw owns of record 24,443 shares; 36,000 shares are held jointly with his spouse and 4,800 shares are held in his IRA.
[j]

Ms. Stackhouse was appointed to the Board in March 2021. She will receive equity awards in connection with her Board service if she is reelected to the Board at the 2021 annual meeting of shareholders.

[k]

Mr. Teubner owns of record 7,395 shares; 64,572 shares are held in his IRA; 8,044 shares are held in a charitable remainder trust; 2,478 shares are held in his wife’s IRA; and 19,904 shares are held by Mr. Teubner’s foundation.

Committees and Related Matters

During 2020, the Board maintained and utilized the following committees: Executive Committee, Audit Committee, Compensation Committee, NCGC and Risk Committee.

During 2020, the Audit Committee was composed of Robert L. Shoptaw (Chairman), Jay D. Burchfield, Steve Cossé, Edward Drilling, Eugene Hunt, Jerry Hunter (effective October 2020), Scott McGeorge, and Mindy West. The Board has determined that Messrs. Shoptaw and Cossé, along with Mrs. West, constitute financial experts on the Audit Committee. This committee provides assistance to the Board in fulfilling its responsibilities concerning accounting and reporting practices by regularly reviewing the adequacy of the internal and external auditors, the disclosure of the financial affairs of the Company and its subsidiaries, the control systems of management and internal accounting controls. During 2020, this committee met 10 times.

The Compensation Committee, which was composed of Jay Burchfield, (Chairman), Steve Cossé, Jerry Hunter, Susan Lanigan, Scott McGeorge, Robert L. Shoptaw, and Mindy West, met 6 times during 2020.

The NCGC, which was composed of Susan Lanigan (Chairman), Steve Cossé, Jerry Hunter, Robert L. Shoptaw, and Mindy West, met 3 times during 2020.

The Risk Committee, which was composed of Mark C. Doramus (Chairman), Marty Casteel, Steve Cossé, Edward Drilling, Eugene Hunt, Susan Lanigan, and Robert L. Shoptaw, met 4 times during 2020.

The Company encourages all Board members to attend the annual shareholders’ meeting. Historically, the directors of the Company and its subsidiaries are introduced and acknowledged at the annual shareholders’ meeting. All of the directors who stood for election at the 2020 annual shareholders’ meeting attended the Company’s 2020 annual shareholders’ meeting either in person or, due to legal restrictions imposed upon gatherings due to the COVID-19 pandemic (“Pandemic”), virtually via teleconference.

The Board met 10 times during 2020, including regular and special meetings. All incumbent directors attended at least 75% of the aggregate of all meetings of the Board and all meetings of the committees on which they served.

Board Leadership Structure

The Company’s Corporate Governance Principles and Procedures do not mandate the separation of the offices of Chairman of the Board and Chief Executive Officer. The Board believes that a unified leadership structure with an experienced executive management team is more beneficial to the Company than a bifurcated leadership structure mandating the separation of the Chairman and the CEO. Over the last 35 years, there have been brief periods where the offices of Chairman and CEO were held by different persons. The few brief instances of separation were during transitions in the executive management of the Company. After the management transition was completed, the Board in each instance has chosen to return to a unified leadership structure. The Board believes that it is in the best interest of the Company to provide flexibility in the Company’s leadership structure to address differences in the Company’s operating environment as well as differences in the experience, skills and capabilities of the executive management team serving the Company from time to time. While the Board still believes the unification of the Chairman and Chief Executive Officer positions is in the Company’s best interest, the Board is authorized to separate these positions should circumstances change in the future.

In an effort to strengthen independent oversight of management and to provide for more open communication, Steve Cossé served as Chairman of the Executive Committee and as Lead Director during 2020. Mr. Cossé, as an independent Lead Director, chaired executive sessions of the Board conducted without management. These sessions are held during each regularly scheduled Board meeting. Management also periodically meets with the Lead Director to discuss Board and Executive Committee agenda items.

Codes of Ethics

Code of Ethics - General. The Company has adopted a general Code of Ethics applicable to all directors, advisory directors, officers and associates of the Company. The Code is designed to promote conducting the business of the Company in accordance with the highest ethical standards of conduct and to promote the ethical handling of conflicts of interest, full and fair disclosure, and compliance with laws, rules and regulations. Additionally, under the Code of Ethics, associates or directors who learn of a business opportunity in the course of their service for the Company generally cannot appropriate that opportunity for themselves or for others, but must allow the Company to take advantage of the opportunity. The Company’s Code of Ethics is designed to provide guidance and resources to help ensure that:

• The Company and its associates remain in compliance with all applicable laws and regulations;

• The Company’s assets are used efficiently and appropriately;

• Confidential and proprietary information is protected;

• Inappropriate gifts or favors are not accepted; and

• Conflicts of interest are avoided.

Any material departure from a provision of the Code of Ethics by a director, advisory director, an executive officer, or associate may be waived by the Ethics Committee (in the case of an officer or associate) or the Nominating and Corporate Governance Committee (in the case of a director or advisory director) and shall be reported to the Board, and any such waiver will be promptly disclosed to the extent required by applicable law, rule or regulation.

Code of Ethics for Finance Group. The Board has adopted a separate Code of Ethics for the Finance Group that supplements the Code of Ethics and applies to the Company’s Chief Executive Officer, Chief Financial Officer, the Chief Accounting Officer and Controller and all other officers in the Company’s Finance Group.

Both of these Codes of Ethics may be found on the Company’s website at www.simmonsbank.com in the “Governance Documents” section of the “Investor Relations” page. The Company will disclose any amendments or waivers with respect to its Code of Ethics for the Finance Group on its website.

Transactions with Related Persons

From time to time, the Bank and such other banking subsidiaries of the Company as are, or may have been, in operation from time to time, have made loans and other extensions of credit to directors, officers, employees and members of their immediate families, and from time to time directors, officers, employees and members of their immediate families have placed deposits with these banks. These loans, extensions of credit and deposits were made in the ordinary course of business on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not related to the Company and did not involve more than the normal risk of collectability or present other unfavorable features. The Company generally considers banking relationships with directors and their affiliates to be immaterial and as not affecting a director’s independence so long as the terms of the credit relationship are similar to those with other comparable borrowers not related to the Company.

In assessing the impact of a credit relationship on a director’s independence, the Company deems any extension of credit which complies with Federal Reserve Regulation O to be consistent with director independence. The Company believes that normal, arm’s-length banking relationships entered into in the ordinary course of business do not affect a director’s independence.

Regulation O requires such loans to be made on substantially the same terms, including interest rates and collateral, and following credit-underwriting procedures that are no less stringent than those prevailing at the time for comparable transactions by the subsidiary banks of the Company with other persons not related to the Company. Such loans also may not involve more than the normal risk of repayment or present other unfavorable features. Additionally, no event of default may have occurred nor may any such loans be classified or disclosed as non-accrual, past due, restructured or a potential problem loan. The Company’s Board will review any credit to a director or his affiliates that is criticized by internal loan review or a bank regulatory agency in order to determine the impact that such classification may have on the director’s independence.

An immediate family member of George A. Makris, Jr., Chairman and CEO, is employed by the Company. In 2020, Mr. Makris’s son, George A. Makris III, served as Executive Vice President, General Counsel, and Secretary and received cash and equity compensation consisting of approximately $443,574. Such compensation is determined on a basis consistent with the Company’s human resources policies and is reviewed by the Compensation Committee.

An immediate family member of Matthew Reddin, Executive Vice President and Chief Banking Officer, is employed by the Company. In 2020, Mr. Reddin’s sister, Caroline Butler, served as a Senior Vice President of the Bank and received cash and equity compensation consisting of approximately $251,429. Such compensation is determined on a basis consistent with the Company’s human resources policies and is reviewed by the Compensation Committee.

An immediate family member of Stephen C. Massanelli, Executive Vice President, Chief Administrative Officer, and Investor Relations Officer, is employed by the Company. In 2020, Mr. Massanelli’s son, Daniel Massanelli, served as a financial analyst of the Bank and received cash compensation consisting of approximately $93,600. Such annual compensation, together with Mr. Massanelli’s compensation for the year to date in 2021, was in excess of $120,000 since the beginning of the Company’s last fiscal year. Such compensation is determined on a basis consistent with the Company’s human resources policies and is reviewed by the Compensation Committee.

During 2020, the law firm Kutak Rock LLP (“Kutak Rock”) served as outside counsel for the Company and the Bank in connection with certain matters, including ongoing litigation involving employment and non-solicitation matters. James Gary, a partner at Kutak Rock and the chair and co-chair of the firm’s national management labor relations group and national employment group, respectively, is the brother-in-law of George A. Makris, Jr. and participates in Kutak Rock’s representation of the Company and the Bank. During 2020, the Company and the Bank collectively paid Kutak Rock approximately $263,653 in fees associated with the above-described representation. Kutak Rock will continue to perform legal services for the current fiscal year.

Policies and Procedures for Approval of Related Party Transactions

Related party transactions may present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interest of the Company and its shareholders. The Company’s Code of Ethics and Related Party Transactions Policy address matters concerning related party business dealings. Management carefully reviews all proposed related party transactions, other than routine banking transactions, to determine if the transaction is on terms comparable to terms that could be obtained in an arm’s-length transaction with an unrelated third party. Management reports to the NCGC on proposed material related party transactions. Upon the presentation of a proposed related party transaction to the NCGC, the related party is excused from participation in discussion and voting on the matter.

Role of Board in Risk Oversight

The Board has responsibility for the oversight of risk management. The Board, either as a whole or through its committees, regularly discusses with management the Company’s major risk exposures, their potential impact on the Company, and the steps being taken to manage them.

While the Board is ultimately responsible for risk oversight, the Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. In particular, the Risk Committee assists the Board in assessing and managing the various risks of the Company (including, among others, asset, liability, liquidity, and credit risks, as well as certain risks associated with fraud, third-party vendors, cybersecurity, and information technology). To aid the Risk Committee in its responsibilities, Company management has formed an Enterprise Risk Management Committee of senior executives and has allocated responsibilities for the administration of the risk management program to the Company’s chief risk officer. The Board has adopted a charter for the Risk Committee that outlines its particular duties.

The Audit Committee, composed of independent directors, focuses on financial risk exposures, including internal controls, and discusses with management, the internal auditors, and the independent registered public accountants the Company’s policies with respect to financial risk assessment and management, including risks related to fraud and liquidity. The Compensation Committee, also composed of independent directors, focuses on the oversight of risks associated with compensation policies and programs. During 2020, four of the Company’s directors who served on the Audit Committee also served on the Risk Committee, thereby providing an internal communication link between the committees. However, due to the importance of risk oversight to the Company, the Board has determined that, for 2021, the Risk Committee will be a “committee of the whole,” with all directors serving as members.

Environmental, Social, and Governance (“ESG”) Considerations

The Company, along with its subsidiaries, is committed to enhancing the communities that we serve and maintaining an organization that operates with integrity. The Company’s Board is responsible for overseeing the business and affairs of the Company, including matters that relate to ESG considerations. Certain ESG topics are overseen by particular Board committees, including corporate governance matters, which are overseen by the NCGC, and human resources matters, including matters related to our corporate culture, which are overseen by the Compensation Committee. Day-to-day ESG affairs are managed by the Company’s senior management. The following summary highlights certain aspects of our activities, policies, and practices that relate to ESG matters.

Community Engagement

•

From 2018 to 2020, Simmons Bank and its associates have undertaken more than 3,000 community engagement activities, with nearly 1,500 directed to support financial literacy.

•

During 2020, Simmons Bank originated, renewed, or refinanced approximately $242 million in community development loans, with approximately $15 million of that amount supporting affordable housing.

•

From 2018 to 2020, Simmons Bank made approximately $1.4 million in Community Reinvestment Act-related charitable contributions.

•

In 2020, Simmons Bank sponsored a livestream charity concert that raised $30,000 for hunger relief throughout Arkansas.

•

During the third annual “Simmons Service Month,” held in September 2020, Simmons associates volunteered in more than 170 communities to benefit numerous organizations, including schools, homeless shelters, food pantries, and church ministries. In addition to volunteerism, associates donated nearly 4,600 items and contributed over $5,440 in donations to nonprofits and community organizations.

•

Simmons Bank has developed products designed specifically for low-to-moderate income customers, as well as unbanked and underbanked individuals, including its Bank On-certified Affordable Advantage checking product, which had more than 230 accountholders as of December 31, 2020, and its 100% Advantage mortgage product, which is available in select markets.

•

In 2020, the Company’s foundation, Simmons First Foundation, funded 55 grants totaling more than $350,000 to support education, health care, and underserved, low-to-moderate income families across its footprint.

•

Simmons Bank committed $2,000,000 in donations in 2020 to help fund the construction of medical clinics and a veterans’ services office in Jefferson County, Arkansas.

•

Simmons Bank donated $25,000 to the Arkansas Symphony Orchestra’s music education program for youth in 2020.

•

Simmons Bank partnered with the St. Louis Equal Housing and Community Reinvestment Alliance to introduce a Community Benefits Partnership to serve low-to-moderate income and minority communities throughout the St. Louis, Missouri, region.

Diversity and Inclusion

•

The Company has established a “We are Simmons” inclusion program to highlight the strength that we have in our differences and assure associates of our belief in the value of diverse backgrounds and experiences.

•

The Company also established an Inclusion Impact Committee charged with the continuous progression of the Company’s commitment to and recognition of the importance of expanding diversity and inclusion awareness and initiatives.

•

The Company posts a calendar of Diversity and Inclusion related celebrations and activities.

•

The Company offers DISC personality and behavior assessments to enhance inclusion, teamwork, and coaching of associates.

•

The Company also maintains an internal webpage that is available to associates that includes resources on identifying bias, supporting inclusion, and other training concepts on related topics.

•

The Company is an equal opportunity employer and has a policy of not tolerating discrimination on any protected basis.

Governance and Ethics

•

The company’s directors possess a variety of skills, experiences, and knowledge that provide for diverse perspectives.

•

Fourteen out of sixteen Company directors are independent, and all members of our Audit Committee, Compensation Committee, and NCGC are independent.

•

The Company has a strong, independent lead director who presides over executive sessions of the Board.

•

The Board regularly meets in executive sessions with its independent directors.

•

The Board and each of its committees may engage outside advisors when and as appropriate.

•

The Company maintains anti-hedging and anti-pledging policies for directors and certain employees.

•

The Company maintains stock ownership policies for directors and executive officers.

•

The Company maintains a resignation policy for directors in the event they do not receive a majority of votes cast in an uncontested director election.

•

Each share of Common Stock has equal voting rights with one vote per share.

•

All Company directors are elected annually.

•

Directors undertake annual self-assessments of the Board and its Committees to evaluate how each of those bodies is functioning.

•

We believe in, and believe we maintain, a culture that promotes integrity and compliance with laws and regulations.

•

The Company’s associates are required to undertake annual compliance training on a variety of important policies, procedures, and regulations, including, among others, anti-money laundering (BSA/AML) and corruption training, Regulation O training, Fair Lending training, and Community Reinvestment Act training, and anti-bribery training. In 2020, multiple ethics courses were also distributed across the organization with several topics targeting specific roles.

•

We maintain a Code of Ethics designed to promote conducting the business of the Company in accordance with the highest ethical standards of conduct and to promote the ethical handling of conflicts of interest, full and fair disclosure, and compliance with laws, rules and regulations.

•

We maintain a whistleblower policy that is designed to provide associates with a way to report to the Company activity that is considered to be illegal, dishonest, or fraudulent. The whistleblower program includes telephone and web-based reporting channels. The whistleblower policy addresses protections for whistleblowers, including maintaining, to the extent possible, confidentiality and restrictions concerning retaliation. The policy also provides for certain Board reporting and oversight.

•

We also maintain a Related Party Transactions Policy to address matters related party business dealings.

Privacy and Information Security

•

We maintain policies related to privacy, acceptable use, and information security which are designed, among other things, to help protect personal and financial data.

•

We maintain a cybersecurity program that uses a risk-based methodology to support the security, confidentiality, integrity, and availability of our information technology systems.

•

Senior management, the Information Technology Committee of Simmons Bank, and the Risk Committee of the Board provide oversight of privacy and information security programs.

•

We require Company associates to undergo annual privacy and information security training.

•

We use independent third parties to perform penetration testing of our infrastructure.

•

We have developed incident response programs to assist in the management of cyber and other significant events.

•

We maintain a security operations center and employ a chief information security officer.

Environment

•

During 2020, nearly 177,000 pounds of paper were recycled through the Company’s partnership with its vendor. By doing so, we preserved 1,510 trees, conserved 265 cubic yards of landfill space, and saved 618,346 gallons of water.

•

The Company has made various LED lighting retrofits since 2016 that eliminated more than 1,200 metric tons of carbon dioxide.

•

In 2019, the Company’s summer internship program identified opportunities for reducing carbon emissions. Findings resulted in more paperless meetings and an over $500,000 investment in network and teleconferencing equipment to reduce travel and reliance on paper.

•

In 2020, Simmons Bank contributed $3,000,000 to Simmons First Foundation to make grants to non-profit organizations that focus their activities on the preservation, conservation, and protection of the environment.

Policy Regarding Employee, Officer and Director Hedging and Pledging

We have a policy that prohibits directors of the Company or any of its affiliates, as well as officers of those entities who are at least senior vice presidents, from engaging in transactions (including, without limitation, prepaid variable forward contracts, short sales, call or put options, equity swaps, collars, units of exchange funds, and other derivatives) that are designed to hedge or offset, or that may reasonably be expected to have the effect of hedging or offsetting, a decrease in the market value of any Company securities. In addition, such persons are prohibited from pledging, hypothecating, or otherwise encumbering Company securities as collateral for indebtedness. Any exception to the policy requires the approval of the NCGC.

Communication with Directors

Shareholders may communicate directly with the Board by sending correspondence to the address shown below. If the shareholder desires to communicate with a specific director, the correspondence should be addressed to such director. Any such correspondence addressed to the Board will be forwarded to the Chairman of the Board for review. The receipt of the correspondence and the nature of its content will be reported at the next Board meeting and appropriate action, if any, will be taken. Correspondence addressed to a specific director will be delivered to such director promptly after receipt by the Company. Each such director shall review the correspondence received and, if appropriate, report the receipt of the correspondence and the nature of its content to the Board at its next meeting so that the appropriate action, if any, may be taken.

Correspondence should be addressed to:	Simmons First National Corporation
Board of Directors
Attention: (Chairman or Specific Director)
P. O. Box 7009
Pine Bluff, Arkansas 71611

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

During 2020, the NCGC was composed of Susan Lanigan (Chairman), Steve Cossé, Jerry Hunter, Robert L. Shoptaw, and Mindy West. The Board appoints each member of the NCGC and has determined that each member is, and each member who served during 2020 was, independent in accordance with the Nasdaq listing standards. A function of the NCGC regarding nominations is to identify and recommend individuals to be presented for election or re-election as directors of the Company.

Director Nominations and Qualifications

The Board is responsible for recommending nominees for directors to the shareholders for election at the annual shareholders’ meeting. The Board has delegated the identification and evaluation of proposed director nominees to the NCGC. The NCGC charter, which is available for review on the “Investor Relations” page of the Company’s web site, www.simmonsbank.com, the Company’s by-laws, and certain corporate governance principles and procedures govern the nominations and criteria for proposing or recommending proposed nominees for election and re-election to the Board and its subsidiaries.

The identification of potential directors and the evaluation of existing and potential directors is a continuing responsibility of the NCGC. The NCGC has not retained any third party to assist it in performing its duties. A proposed director may be recommended to the Board at any time; however, director nominations by shareholders must be made in accordance with the procedures set forth in the Company’s by-laws and described in this proxy statement under the heading “Proposals for 2022 Annual Meeting.”

The NCGC has not set any minimum qualifications for a proposed nominee to be eligible for recommendation to be elected as a director of the Company. The corporate governance principles provide that the NCGC shall consider the following criteria, without any specified priority or weighting, in evaluating proposed nominees for director:

•	Geographic location of residence and business interests	•	Type of business interests
•	Age	•	Business and financial expertise
•	Community involvement	•	Leadership profile
•	Ability to think independently	•	Personal and professional ethics and integrity
•	Ability to fit with the Company’s corporate culture	•	Equity ownership in the Company

The NCGC has no specific quotas for diversity. In evaluating potential nominees to serve as a director for the Company or the Bank, under the criteria set forth above, the NCGC seeks nominees with diverse business and professional experience, skills, gender and ethnic/racial background, as appropriate, in light of the current composition of the boards. Additionally, the NCGC seeks geographical diversity and insights into its local and regional markets by primarily seeking potential director nominees who reside within the markets in which the Company has a significant business presence.

Recommendations from Shareholders

The NCGC will consider individuals recommended by shareholders for service as a director with respect to elections to be held at an annual meeting. In order for the NCGC to consider nominating a shareholder-recommended individual for election at the annual meeting, the shareholder must recommend the individual in sufficient time for the consideration and action by the NCGC. While no specific deadline has been set for notice of such recommendations, recommendations provided to the NCGC by a shareholder on or before November 16, 2021 (for the 2022 Annual Meeting of Shareholders) should provide adequate time for consideration and action by the NCGC prior to the December 31, 2021, deadline for reporting proposed nominations to the Board. Recommendations submitted after such date will be considered by the NCGC, but no assurance can be made that such consideration will be completed and committee action taken by the NCGC in time for the next annual shareholders’ meeting.

The Chairman of the Board, other directors and executive officers may also recommend director candidates to the NCGC. The committee will evaluate individuals recommended by shareholders against the same criteria, described above, used to evaluate other nominees.

Annual Self-Evaluations

Board refreshment remains a key area of focus for us, as evidenced by the 2021 addition of Julie Stackhouse to the Board. In furtherance of that goal and in accordance with the Company’s Corporate Governance Principles, the Board, with the oversight of the NCGC, undertakes annual Board and committee self-evaluation processes that involve each director completing detailed questionnaires that assist in the assessment of the performance of the Board, its committees, and their members. The NCGC reports its findings to the Board following completion of the evaluations and oversees any needed follow-up action.

Compensation Committee Interlocks and Insider Participation

During 2020, the Compensation Committee was composed of Jay Burchfield, (Chairman), Steve Cossé, Jerry Hunter, Susan Lanigan, Scott McGeorge, Robert L. Shoptaw, and Mindy West, none of whom were employed by the Company. In addition, none of the committee members were formerly officers of the Company.

Compensation Committee Processes and Procedures

Decisions regarding the compensation of the executives are made by the Compensation Committee, which has adopted a charter that is available for review on the “Investor Relations” page of the Company’s web site, www.simmonsbank.com. Specifically, the Compensation Committee has strategic responsibility for a broad range of issues, including the Company’s compensation program to compensate key management employees effectively and in a manner consistent with the Company’s stated compensation strategy and the requirements of the appropriate regulatory bodies. The Board appoints each member of the Compensation Committee and has determined that each member is, and each member who served during 2020 was, independent in accordance with the Nasdaq listing standards.

The Compensation Committee oversees the administration of executive compensation plans, including the design, performance measures and award opportunities for the executive incentive programs and certain employee benefits, subject to final action by the Board in certain cases. During the first quarter of each calendar year, the committee generally makes a specific review focusing on performance and awards for the most recently completed fiscal year and the completion of the process of setting the performance goals for the incentive compensation programs for the current year. Due to the Pandemic, the committee expects to complete the process of setting the performance goals for 2021 incentive compensation programs during the first half of 2021.

To assist in meeting the objectives outlined above, Pearl Meyer & Partners, LLC, a compensation and benefits consulting firm, has been retained to advise the Compensation Committee on a regular basis concerning the Company’s compensation programs. The committee engaged the consultant to provide general compensation consulting services, including executive and director compensation. In addition, the consultant may perform special compensation projects and consulting services upon request by the Company.

The Board, upon approval and recommendation from the Compensation Committee, determines and approves all compensation and awards to the CEO. The Compensation Committee reviews the performance of the CEO and reviews and approves compensation of the other executive officers. The CEO also reviews the performance and compensation of the other executive officers, including the other named executive officers, and reports any significant issues or deficiencies, and makes recommendations, to the Compensation Committee. The members of the Company’s human resources department assist in such reviews. The human resources department regularly reviews the compensation classification system of the Company, which determines the compensation of all employees of the Company and its affiliates. The Company’s compensation program is based in part on market data. The Compensation Committee also acts upon the proposed grants of stock-based compensation recommended by the CEO for other executives.

In determining the amount of executive officer compensation each year, the Compensation Committee reviews competitive market data from the banking industry as a whole and the peer group specifically. It makes specific compensation decisions and grants based on a review of such data, Company performance and individual performance and circumstances. For performance-based incentives, the Compensation Committee sets performance targets using management’s internal business plan, industry and market conditions and other factors.

Role of Compensation Consultants

The Company periodically engages compensation consultants to aid in the review of its compensation programs. From time to time, the Company engages compensation consultants to provide national and regional general statistical information regarding compensation within the banking industry. The data reviewed may include base salary, bonus, incentive programs, equity compensation, retirement and other benefits. This information is used to validate the Company’s classification of positions and salaries within its compensation policies.

The Compensation Committee also uses compensation consultants to evaluate its executive and director compensation programs. Presently, the consultant assists such reviews by providing data regarding market practices and making specific recommendations for changes to plan design and policies consistent with the Company’s stated philosophies and objectives.

The Compensation Committee assessed the relationships between Pearl Meyer & Partners, LLC, the Company, the Compensation Committee and the executive officers of the Company for conflicts of interest. In this assessment, the Compensation Committee reviewed the criteria set forth in the SEC’s Reg.240.10C-1(b)(4) (i)-(vi), NASDAQ Rule IM-5605-5(d)(3)(D)(i)-(vi) and such other criteria as it deemed appropriate. The Compensation Committee did not identify any conflicts of interest for Pearl Meyer & Partners, LLC.

Executive Officers

The Board elects executive officers at least annually. All of the executive officers shown in the table below have been officers of the Company and/or the Bank for at least five years, except for Messrs. Kanneman and Barber. The table below sets forth the name, age, officer position with the Company and Bank and principal occupation or employment during the last five years and tenure of service with the Company for each of the executive officers:

Name	Age	Position	Years Served
George A. Makris, Jr.	64	Chairman and Chief Executive Officer*	8
Robert A. Fehlman	56	Senior Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer*	32
Matthew S. Reddin [1]	43	Executive Vice President and Chief Banking Officer, Simmons Bank	6
Stephen C. Massanelli	65	Executive Vice President, Chief Administrative Officer and Investor Relations Officer*	6
George A. Makris III [2]	35	Executive Vice President, General Counsel and Secretary*	5
Jennifer B. Compton	48	Executive Vice President, Chief People and Corporate Strategy Officer*	5
David W. Garner	51	Executive Vice President, Executive Director of Finance & Accounting and Chief Accounting Officer*	23
Paul D. Kanneman [3]	63	Executive Vice President and Chief Information Officer*	4
Johnathan R. Barber [4]	55	Executive Vice President and Chief Credit Officer, Simmons Bank	0

________________________

*	The officer holds positions at both the Company and the Bank.
[1]

Mr. Reddin was appointed Executive Vice President, Chief Banking Officer of the Bank in August 2019. Prior to serving in that role, he was Executive Vice President of Banking Enterprise for the Bank and, prior to that, Chief Lending Officer for the Bank.

[2]

Mr. Makris III was appointed Executive Vice President, General Counsel, and Secretary in April 2020. Prior to serving in that role, he was Senior Vice President, Assistant General Counsel, and Assistant Secretary and, prior to that, Vice President, Senior Counsel, and Assistant Secretary.

[3]

Mr. Kanneman was appointed Executive Vice President and Chief Information Officer on January 2, 2017. Prior to joining the Company, he was a Principal and the National Business Advisory Services Practice Leader at Grant Thornton LLP, an international accounting and advisory firm.

[4]

Mr. Barber was appointed Executive Vice President and Chief Credit Officer of the Bank in July 2020. Prior to joining the Bank, Mr. Barber was the Executive Vice President and Senior Credit Officer for Iberiabank and, prior to that, Executive Vice President and Credit Officer for Texas Capital Bank.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This section is a discussion of certain aspects of the Company’s compensation program as it pertains to the principal executive officer, the principal financial officer and the three other most highly compensated executive officers during 2020. These five persons are referred to throughout this discussion as the “named executive officers.” This discussion focuses on compensation and practices relating to the Company’s most recently completed fiscal year and changes to such compensation and practices going forward.

The Company believes that the performance of each of the executive officers has the potential to impact the profitability of the Company, in both the short term and the long term. Therefore, the Company places significant emphasis on the design and administration of its executive compensation program.

Committee

The compensation program for the Company is designed and administered by the Compensation Committee. For 2020, the members of this committee were Jay Burchfield, (Chairman), Steve Cossé, Jerry Hunter, Susan Lanigan, Scott McGeorge, Robert L. Shoptaw, and Mindy West.

Executive Compensation Philosophy

The Company seeks to provide executive compensation packages that are significantly connected to the Company’s overall financial performance, the increase in shareholder value, the success of the Company, and the performance of the individual executive. The main principles of this strategy include the following:

•

attract and retain highly effective and competent executive leadership,

•

encourage a high level of performance from the individual executive,

•

align compensation incentives with the performance of the overall company and/or the business unit most directly impacted by the executive’s leadership and performance,

•

enhance shareholder value, and

•

improve the overall performance of the Company.

The Compensation Committee strives to meet these objectives while maintaining market competitive compensation levels and ensuring that the Company makes efficient use of its shares, has predictable expense recognition, and operates within the Company’s risk profile.

Peer Comparison

In determining the amount of executive officer compensation each year, the Compensation Committee reviews competitive market data from the banking industry as a whole and a specific peer group of comparably sized banking organizations. The committee uses this peer group of banking organizations for comparison in setting executive compensation practices and levels of base salary, incentives and benefits.

Prior to setting the peer group, the committee obtains the recommendation of its compensation consultants on the makeup of its peer group. For 2020, the compensation consultant recommended a peer group of publicly traded regional banks with assets between approximately $10.8 billion to $43.0 billion (approximately one half to twice the Company’s size following its October 2019 acquisition of The Landrum Company) located in the states of Arkansas, Florida, Georgia, Iowa, Indiana, Louisiana, Missouri, Mississippi, Oklahoma, South Carolina, Tennessee, Texas, and Virginia. In recent years, due to the consolidation in the banking industry, there has been a reduction in the number of organizations satisfying the peer group criteria. The Compensation Committee adopted the peer group substantially as recommended by its compensation consultant. For our compensation analysis for 2020, the peer group consisted of 23 banking organizations; the name and ticker symbol for each member of the peer group are set forth below:

Ameris Bancorp (ABCB)	Atlantic Union Bankshares Corporation (AUB)
BancorpSouth Bank (BXS)	Bank OZK (OZK)
BOK Financial Corporation (BOKF)	Cullen/Frost Bankers, Inc. (CFR)
Commerce Bancshares, Inc. (CBSH)	First Horizon National Corporation (FHN)
Hancock Whitney Corporation (HWC)	Heartland Financial USA Inc. (HTLF)
Home BancShares Inc. (HOMB)	IBERIABANK Corp. (IBKC)
Independent Bank Group, Inc. (IBTX)	International Bancshares Corp. (IBOC)
Old National Bancorp (ONB)	Pinnacle Financial Partners Inc. (PNFP)
Prosperity Bancshares, Inc. (PB)	Renasant Corp. (RNST)
South State Corporation (SSB)	Texas Capital Bancshares Inc. (TCBI)
Trustmark Corp. (TRMK)	UMB Financial Corp. (UMBF)
United Community Banks Inc. (UCBI)

The committee believes the peer group was indicative of the market in which the Company competed for the employment and retention of executive management in 2020, as such institutions were of similar size and had similar numbers of employees, product offerings and geographic scope.

The executive salary and benefit programs are targeted to the peer group median for each compensation category in order to be competitive in the market. In cases where an executive’s experiences or performance warrant, the Company will often exceed the peer group median. The Company’s incentive programs are analyzed with similar programs of the peer group. The incentive programs are designed for the emphasis of performance based compensation.

The committee attempts to make compensation decisions consistent with the foregoing objectives and considerations, including, in particular, market levels of compensation necessary to attract, retain and motivate the executive officers. Therefore, the aggregate wealth accumulated or realizable by an executive from past compensation grants is considered but not determinative in setting compensation or making additional grants.

Decisions Regarding Composition of Total Direct Compensation

The Company’s executive compensation program consists of a mix of separate components that seek to align the executives’ incentives with increasing shareholder value. The Company’s executive incentive compensation program includes both non-equity and equity incentive compensation. The Company has established target allocations of non-equity incentive compensation for executive officers. For the CEO, the Board has set a target allocation of potential non-equity incentive compensation at 100% of salary. For all executive officers other than the CEO, the Compensation Committee has set targets for potential non-equity incentive compensation based upon the executive’s scope and performance ranging from 25% to 75% of salary. The Company has also established target allocations of equity incentive compensation for executive officers. For the CEO, the Board has set a target allocation of potential equity incentive compensation at 170% of salary. For all executive officers other than the CEO, the Compensation Committee has set targets for potential equity incentive compensation based upon the executive’s scope and performance ranging from 40% to 75% of salary. If performance goals are achieved at the threshold level, the annual grants for equity incentive compensation to such executives will vest at 75% of target. If performance goals are achieved at the target level, the annual grants for equity incentive compensation to such executives will vest at 100% of target. If performance goals are achieved at the maximum level, the annual grants for equity incentive compensation to such executives will vest at 150% of target. In recent years, the annual grants for equity incentive compensation have consisted of restricted stock awards, restricted stock unit awards, performance share unit awards and/or stock options as specified by the Compensation Committee.

The compensation of the named executive officers for 2020 was allocated as follows:

•

Base Salaries plus Bonus: ranges from approximately 33% to 54% of total direct compensation.

•

Cash Incentive Plan: ranges from approximately 16% to 20% of total direct compensation (for 2020, these amounts were paid in the discretion of the Compensation Committee).

•

Equity Incentives: ranges from approximately 30% to 49% of total direct compensation.

“Total direct compensation” means annual base salaries plus bonus plus cash incentive plan and equity incentive compensation, excluding non-recurring special purpose grants. The foregoing percentages are based on the full grant date fair value of annual compensation (calculated in accordance with Accounting Standards Codification Topic 718, Compensation – Stock Compensation). Please refer to the discussion of Accounting Standards Codification Topic 718, Compensation – Stock Compensation, which precedes the 2020 Summary Compensation Table, below.

The Company emphasizes market practices in the design and administration of its executive compensation program. The Compensation Committee’s philosophy is that incentive pay should generally constitute a significant component of total direct compensation. The executive compensation program utilizes stock options, restricted stock awards, restricted stock units and performance share units, although no stock options or restricted stock awards were issued during 2020. Equity incentive performance measures should promote shareholder return and earnings growth, and the plan design should be based upon a direct connection between performance measures, the participant’s ability to influence such measures and the award levels.

Consistent with the recommendation of the compensation consultant, the Compensation Committee has included restricted stock units and performance based stock unit awards as components of the 2020 incentive compensation program.

Executive Compensation Program Overview

The Company takes shareholder feedback on its compensation programs very seriously. The Company appreciates that more than 84% of shares voting at the 2020 Annual Meeting of Shareholders approved the compensation of the named executive officers, as disclosed in the 2020 proxy statement. While the Compensation Committee views this as an indication that the Company has been generally effective in implementing its compensation philosophy and objectives, the Company acknowledges that this level of support is lower than that received in 2019. The Company believes this change was due, in large part, to one-time, discretionary bonuses received by certain executive officers in connection with the Company’s merger and acquisition activities. Additional discussion of these types of bonuses, along with the Company’s perspective regarding them, is included in the “Base Salary and Bonus” section below. The Company notes that, for 2020, no such bonuses were paid to executive officers. The Compensation Committee recognizes that executive pay practices and governance continue to evolve, and the Compensation Committee is committed to continually evaluating the Company’s practices in this area, including through the use of advisors, to help ensure that they support the Company’s overall strategic goals. The four primary components of the executive compensation program are:

•

base salary and bonus,

•

non-equity incentives,

•

equity incentives, and

•

benefits.

1. Base Salary and Bonus

Base salary is designed to provide competitive levels of compensation to executives based upon their experience, duties and scope of responsibility. The Company pays base salaries because it provides a basic level of compensation and is necessary to recruit and retain executives. The Company may use annual base salary adjustments to reflect an individual’s performance or changed responsibilities. Base salary levels are also used as a benchmark for the amount of incentive compensation opportunity provided to an executive. For example, participation in the cash incentive plan (“CIP”) is set within a range of base salary based upon the executive’s scope of responsibility and the executive’s performance.

As discussed above, the Company’s executive compensation program emphasizes targeting the total amount of compensation to peer group practices with a mix of compensation, including a significant component of incentive compensation. At lower executive levels, base salaries represent a larger proportion of total compensation; but at senior executive levels, total compensation contains a larger component of incentive compensation opportunities.

In previous years, the Board has approved one-time, discretionary bonuses in connection with certain mergers and acquisitions. While the Company does not have a practice of routinely utilizing discretionary bonuses as a significant part of the executive compensation program, the Company does believe that such compensation may be appropriate in special corporate situations, particularly in connection with the Company’s successful merger and acquisition activities. The Company believes that, although mergers and acquisitions are an important part of the Company’s overall growth strategy, these transactions are complex, opportunistic events that are difficult to predict from a timing perspective and that must be carefully evaluated when they arise. The Company believes that building into the long-term incentive plan (discussed in greater detail below) an expectation that the Company must continue to engage in mergers and acquisitions over the course of a particular performance period could incent executive officers to seek transactions that may pose higher levels of risk to, and uncertainty for, the Company’s long-term performance. Therefore, the Company believes it is more appropriate to use one-time, discretionary bonuses to reward executives for exemplary leadership and service when deemed warranted in connection with important, strategic corporate transactions. Recently, these bonuses have been issued in the form of restricted stock units as a method for aligning shareholder interests with the interests of management. No such bonuses were awarded to executive officers during 2020.

2. Non-Equity Incentives

The Company uses the CIP as a short-term incentive to encourage achievement of its annual performance goals. The CIP focuses on the achievement of annual financial goals and awards. The CIP is designed to:

•

support strategic business objectives,

•

promote the attainment of specific financial goals for the Company and the executive,

•

reward achievement of specific performance objectives, and

•

encourage teamwork.

The CIP is designed to provide executives with market competitive compensation based upon their scope of responsibility. The size of an executive’s CIP award is influenced by these factors, market practices, Company performance and individual performance. The Compensation Committee generally sets the annual CIP award for an executive to provide an incentive at the market median for expected levels of performance. All of the named executive officers participate in the CIP. Awards earned under the CIP are contingent upon employment with the Company through the payment date in the first quarter of the following fiscal year (no later than March 15), except for payments made in the event of death, retirement or disability.

The ultimate amount paid to an executive under the CIP is a function of four variables:

•

the executive’s target award;

•

the goals set for the Company;

•

the payout amounts established by the Compensation Committee which correspond to Threshold, Target and Maximum levels of performance; and

•

the Compensation Committee’s determination of the extent to which the goals were met and its exercise of any discretionary adjustments.

For 2020, company-wide core diluted earnings per share and efficiency ratio were approved as the performance goals for the CIP for Messrs. Makris, Fehlman, Reddin, and Massanelli, as well as Ms. Compton. The Committee developed corresponding threshold, target, and maximum performance levels for each measure. The Committee also set target annual incentive opportunities for each named executive officer, measured as a percentage of base salary. Threshold and maximum payout opportunities, at 50% and 200% of target, were established for each performance goal. No portion of the annual incentive payout was guaranteed. If threshold core diluted earnings per share or threshold efficiency ratio performance levels were not achieved, no payouts would be made under the CIP for that plan goal. To incent CIP participants to make decisions that have positive long-term impact on the Company, even at the expense of short-term results, and to prevent unusual gains and losses from having too great an impact on plan payouts, the Compensation Committee retained discretion to exclude items impacting comparability from company-wide results and adjust actual results for specific items that occurred during the plan year. In addition, the final payouts for Messrs. Fehlman and Massanelli, as well as Ms. Compton, were eligible for negative adjustments based on the actual expenses incurred by their respective departments as compared to budgeted amounts. Further, the Compensation Committee reserved the right to adjust the amount payable under the CIP in accordance with any standard or on any other basis as the Compensation Committee may determine. The 2020 CIP design was generally consistent with the design used in 2019.

The Compensation Committee generally sets the performance measures in the first quarter of each year based on management’s confidential business plan and budget for the coming year, which typically includes planned revenue growth, cost management and profit goals. The committee also sets threshold, target and maximum performance levels. Maximum performance levels reflect ambitious goals which can only be attained when business results are exceptional. Threshold performance levels for the components are usually set at the prior year’s performance level (unless a higher threshold is determined to be appropriate due to unsatisfactory financial performance in the prior year) or based on an analysis of the budget for the coming year.

The Compensation Committee also assesses actual performance relative to pre-set levels and, in doing so, determines the amount of any final award payment. In determining final awards and in evaluating personal performance, the committee considers adjustments to GAAP net income and other corporate performance measures for unplanned, unusual or non-recurring items.

Each participant in the CIP is allocated a targeted incentive as a percentage of his or her base salary which is payable if the Company’s performance satisfies the Target performance level for all components under the CIP and satisfies the qualifying criteria, subject to Committee adjustment. The table below shows the targeted benefit for the named executive officers for 2020.

Executive Name & Title	Targeted Benefit (% of Base Salary)	Targeted Benefit ($)
George A. Makris, Jr., Chief Executive Officer	100.00%	$849,000
Robert A. Fehlman, Chief Financial Officer	75.00%	$412,500
Matthew S. Reddin, EVP, Chief Banking Officer	50.00%	$200,000
Jennifer B. Compton, EVP, Chief People Officer	50.00%	$165,000
Stephen C. Massanelli, EVP, Chief Administrative Officer	50.00%	$165,000

For the participating named executive officers, the identification and weighting of the CIP components was uniform and limited to core diluted earnings per share and efficiency ratio. For certain other business executives participating in the plan, the applicable CIP components included individualized performance criteria related to the executive’s duties or performance components within the business line the executive manages. Further, the weighting of the CIP components may vary among the other participants in the CIP. The weighting of the CIP components for the named executive officers participating in the CIP in 2020 was as follows:

Component	Weighting
Core Diluted Earnings per Share	50%
Efficiency Ratio	50%

Generally, each component (other than individual goals) has three performance levels that determine the participant’s payout for that component: Threshold, Target and Maximum. Absent exercise of Committee discretion, no payout is earned for a component if the Company’s performance is below the Threshold. The Company’s performance at the Threshold level for a component entitles the participant to 50% of the participant’s targeted benefit times the weighting factor for such component. The Company’s performance at the Target level for a component entitles the participant to 100% of the participant’s targeted benefit times the weighting factor for such component. The Company’s performance at the Maximum level entitles the participant to 200% of the participant’s targeted benefit times the weighting factor for such component. Performance in excess of the Maximum does not entitle the participant to a benefit in excess of the maximum benefit times the weighting of that component. If the performance with respect to any component is in excess of the Threshold but less than the Maximum, then the participant’s entitlement is a prorated percentage computed based upon the Company’s actual performance in proportion to the closest performance level for that component.

The core diluted earnings per share component was based upon the Company’s core earnings (net income adjusted to exclude non-core items, including items related to branch right sizing, the Company’s early retirement program, and merger-related costs) divided by the average diluted number of common shares outstanding for the period. For the participating named executive officers, this component was allocated 50% of the participant’s targeted CIP benefit. The performance levels for 2020 were set by the Compensation Committee based upon the Company’s performance for 2019 and the Company’s budget for 2020. The core diluted earnings per share target was set at $2.61. The threshold level was set at $2.48, and the maximum was set at $2.74. If the core earnings per share is below the threshold, there would be no core earnings per share entitlement.

The efficiency ratio component was based upon the Company’s efficiency ratio for 2020. Efficiency Ratio means non-interest expense (excluding non-recurring items, foreclosed property expense, amortization of intangibles and goodwill impairments) divided by the sum of net interest income (fully taxable equivalent) plus non-interest revenues (excluding gains from securities and non-recurring items). For the participating named executive officers, this component was allocated 50% of the participant’s targeted CIP benefit. The committee established a Threshold, Target and Maximum for the efficiency ratio of the Company. The performance levels for 2020 were set by the Compensation Committee based upon the Company’s internal operating goals. The Threshold, Target, and Maximum were set at 55.0%, 52.5%, and 50.0%, respectively.

In addition to the performance-based components discussed above, the CIP had a qualifying criterion that must be satisfied in order for any participant to qualify for benefits under the CIP. The failure to satisfy the qualifying criterion would prevent the participant from earning any CIP benefit to which he or she would have been entitled based upon the CIP components discussed above. The qualifying criterion for 2020 was the Company’s core diluted earnings per share must equal or exceed $2.48.

As previously noted, consistent with its typical practice, the Compensation Committee established the performance measures for the 2020 CIP during the first quarter of 2020. At that time, the committee was unaware (and could not have been aware) of the magnitude of the impact of the Pandemic on the Company’s business and operations, as well as on the economy generally. Nonetheless, largely due to the Pandemic’s impact, neither the qualifying criterion nor the threshold for the core diluted earnings per share component was achieved. As a result, none of the named executive officers qualified for payment of a CIP benefit based upon the CIP components previously discussed.

However, in determining the final payout to the participating named executive officers for 2020 under the CIP, and after consultation with its compensation consultant, the Compensation Committee exercised its discretion to allow for a payment to the participating named executive officers (as well as certain other members of Company management) for 2020. While the committee believes that the use of such discretion represents a significant action that generally should be undertaken only in special circumstances, after considering a variety of factors, including, among others, the effect of the Pandemic on the Company’s business and operations, the extraordinary efforts of the named executive officers and other members of management to respond timely and successfully to the challenges faced by the Company as a result of the Pandemic, the financial and operational performance of the Company in light of the Pandemic, the Company’s compensation philosophy, and the influence of compensation practices on the ability to attract and retain qualified executive leadership, the committee determined that the use of discretion for 2020 was warranted. For instance, as the Pandemic developed, the Company’s management took extraordinary steps to help ensure the Company’s stability during an unprecedented time of uncertainty. Management, among other things, substantially increased the Company’s liquidity to approximately $3.5 billion in cash and cash equivalents at the end of 2020 and undertook efforts to de-risk the Company’s balance sheet; maintained strong capital levels and credit quality; generated approximately $1 billion in Paycheck Protection Program loans to assist small businesses; modified, as part of the Company’s disaster relief effort, over $3 billion in existing loans; restructured the operating model for the Company’s network of over 200 branches to maintain a presence in as many locations as possible while continuing to protect the health and safety of employees and customers; enhanced the Company’s IT offerings and IT security infrastructure; and successfully completed the Company’s regulatory exams. And while many of these measures challenged the Company’s financial performance, the Company nevertheless achieved over $250 million in net income for 2020.

To determine the final payout to the participating named executive officers for 2020 under the CIP, the Compensation Committee analyzed the Company’s core diluted earnings per share and efficiency ratio achieved during the first six months and the last six months of 2020, based on the Committee’s determination that the impact of the Pandemic on the Company was strongest during the last six months of 2020. To conduct the analysis, the committee established threshold, target, and maximum levels for the Company’s core diluted earnings per share and efficiency ratio during each six-month period based on the Company’s 2020 budget (which, in the aggregate, matched the full year goals originally established by the Committee), as follows:

	January 2020 – June 2020			July 2020 – December 2020
Component	Threshold	Target	Maximum	Threshold	Target	Maximum
Core Diluted Earnings per Share	$1.19	$1.25	$1.32	$1.29	$1.36	$1.42
Efficiency Ratio	55.0%	52.5%	50.0%	55.0%	52.5%	50.0%

Each period was assigned a weighting of 50%; and for each period, each component was assigned a weighting of 50%. Each component per period, therefore, represented an overall weighting of 25%. The committee treated Company performance below, at, in between, or above the threshold, target, or maximum levels in a manner consistent with that used under the original structure of the 2020 CIP (for example, the Company’s performance at the target level for a component entitled the participant to 100% of the participant’s targeted benefit under the original 2020 CIP times the weighting factor for such component).

For the first six months of 2020, core diluted earnings per share were $1.21 (which exceeded threshold but did not reach target), and the efficiency ratio was 52.8% (which also exceeded threshold but did not reach target). The prorated formula for performance in excess of threshold but less than target provided a benefit from the core diluted earnings per share component of 67% of the allocated target benefit; and the prorated formula for performance in excess of threshold by less than target provided a benefit from the efficiency ratio component of 95% of the allocated target benefit. Thus, for the first six-month period, the aggregate benefit equaled 81% of the allocated target benefit.

For the second six months of 2020, core diluted earnings per share were $1.20 (which did not meet threshold), and the efficiency ratio was 54% (which exceeded threshold but did not reach target) (the efficiency ratio was adjusted by the committee to remove the effect of the Company’s decision to donate $3 million in December 2020 to the Simmons First Foundation). Because performance was less than threshold, the benefit from the core diluted earnings per share component was 0% of the allocated target benefit. However, the prorated formula for performance in excess of threshold but less than target provided a benefit from the efficiency ratio component of 71% of the allocated target benefit. Thus, for the second six-month period, the aggregate benefit equaled 35.5% of the allocated target benefit.

After applying the weighting for each of the aggregate benefits associated with the two six-month periods, the Compensation Committee approved the use of discretion to provide a CIP payment to each participating named executive officer representing 58.25% of the officer’s allocated target benefit.

A summary of the discretionary CIP payments to the participating named executive officers for 2020 are shown in the following table.

Name	Component	Weighting Factor (%)	Targeted Payment ($)	Achievement Level (%)	Amount Paid ($)
George A. Makris, Jr.	Core Diluted Earnings per Share (Jan-Jun 2020)	25%	$212,250	67%	$142,208
	Efficiency Ratio (Jan-Jun 2020)	25%	$212,250	95%	$201,638
	Core Diluted Earnings per Share (Jul-Dec 2020)	25%	$212,250	0%	$0
	Efficiency Ratio (Jul-Dec 2020)	25%	$212,250	71%	$150,698
	Total CIP Payment				$494,544

Robert A. Fehlman	Core Diluted Earnings per Share (Jan-Jun 2020)	25%	$103,125	67%	$69,094
	Efficiency Ratio (Jan-Jun 2020)	25%	$103,125	95%	$97,969
	Core Diluted Earnings per Share (Jul-Dec 2020)	25%	$103,125	0%	$0
	Efficiency Ratio (Jul-Dec 2020)	25%	$103,125	71%	$73,219
	Total CIP Payment				$240,282

Matthew S. Reddin	Core Diluted Earnings per Share (Jan-Jun 2020)	25%	$50,000	67%	$33,500
	Efficiency Ratio (Jan-Jun 2020)	25%	$50,000	95%	$47,500
	Core Diluted Earnings per Share (Jul-Dec 2020)	25%	$50,000	0%	$0
	Efficiency Ratio (Jul-Dec 2020)	25%	$50,000	71%	$35,500
	Total CIP Payment				$116,500

Jennifer B. Compton	Core Diluted Earnings per Share (Jan-Jun 2020)	25%	$41,250	67%	$27,638
	Efficiency Ratio (Jan-Jun 2020)	25%	$41,250	95%	$39,188
	Core Diluted Earnings per Share (Jul-Dec 2020)	25%	$41,250	0%	$0
	Efficiency Ratio (Jul-Dec 2020)	25%	$41,250	71%	$29,288
	Total CIP Payment				$96,114

Stephen C. Massanelli	Core Diluted Earnings per Share (Jan-Jun 2020)	25%	$41,250	67%	$27,638
	Efficiency Ratio (Jan-Jun 2020)	25%	$41,250	95%	$39,188
	Core Diluted Earnings per Share (Jul-Dec 2020)	25%	$41,250	0%	$0
	Efficiency Ratio (Jul-Dec 2020)	25%	$41,250	71%	$29,288
	Total CIP Payment				$96,114

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3. Equity Incentives

Equity incentive awards are used to create a common economic interest among executives and shareholders and to recruit, incent and retain qualified executives and key employees. Since 2015, the Company has annually established a Long-Term Incentive Plan (“LTIP”) for equity awards under the Simmons First National Corporation 2015 Incentive Plan. The major components of the LTIP can include non-qualified stock options, restricted stock awards (“RSAs”), restricted stock units (“RSUs”) and performance share units (“PSUs”) that are settled in shares of Common Stock based on results over a three-year performance period.

Stock Options reward stock price appreciation directly by providing the opportunity for compensation only if the Company’s stock price increases from the date of grant. No stock options were granted in 2020. PSUs reward the achievement over a 3-year performance period of specified financial performance criteria specified in the PSU at the time of the grant. Achievement of a threshold level of performance results in a payout equal to 50% of each participant’s approved target opportunity. Target performance results in a payout equal to 100% of the targeted opportunity. The maximum number of shares that can be earned for each of these performance measures is 200% of the targeted number of PSUs. The ultimate value of performance shares, which are paid in stock, is also impacted directly by stock price appreciation or depreciation over the performance period. Dividend equivalents are paid at the conclusion of the performance period based on the number of shares actually earned during the applicable performance period. If the performance with respect to any component is in excess of the Threshold and less than the Maximum, then the participant’s entitlement is a prorated percentage computed based upon the Company’s actual performance in proportion to the closest performance level for that component. RSUs generally vest in approximately equal installments over three years after the date of grant.

For the three-year performance period commencing in 2020 (“2022 Performance Period”), the allocation of the equity vehicles under the LTIP is 50% in RSUs and 50% in PSUs (valued at target). Performance does not increase the payout on the portion of the incentive allocated to RSUs, while performance above the Target may increase the payout on PSUs up to 200% of the Target payout level, thereby providing an approximate overall limitation on the LTIP benefits of 150% of Target payout.

When performance based grants of restricted stock are utilized, the Compensation Committee identifies the specific components of the Company’s financial performance to be used in determining the grants. The components are weighted to emphasize the current strategic focus of the Company. The Compensation Committee sets Threshold, Target and Maximum performance levels for each component which if satisfied will entitle the participant to 50%, 100% and 200%, respectively, of the participant’s targeted benefit attributable to that component. The Company’s performance at the Threshold level for a component entitles the participant to 50% of the Participant’s target benefit times the weighting factor for such component. The Company’s performance at the Target level for a component entitles the participant to 100% of the Participant’s target benefit times the weighting factor for such component. The Company’s performance at the Maximum level entitles the participant to 200% of the Participant’s target benefit times the weighting factor for such component. Performance in excess of the Maximum does not entitle the participant to a benefit in excess of the maximum target benefit times the weighting of that component. If the performance with respect to any component is in excess of the Threshold and less than the Maximum, then the participant’s entitlement is a prorated percentage computed based upon the Company’s actual performance in proportion to the closest performance level for that component.

2022 Performance Period Grant

The equity incentive granted for the 2022 Performance Period (three-year period 2020-2022) consists of 50% RSUs and 50% PSUs. The RSUs granted for the 2022 Performance Period are time vested in approximately equal installments on the first, second and third anniversary of the grant date. For the 2022 Performance Period, the PSUs were granted to the equity incentive plan participants in February 2020 and will be payable in early 2023 after certification of the results of the 2022 Performance Period by the Compensation Committee or, in the case of Mr. Makris, the Board. In February 2020, the Compensation Committee established the performance criteria and the target payout for the PSUs, under the LTIP, including the participating named executive officers. The table below sets forth certain details for the equity incentive for the participating named executive officers in the 2022 Performance Period:

Executive Name & Title	Targeted Equity Incentive (% of Salary)*	Targeted Equity Incentive ($)	RSU Allocation ($)	PSU Allocation ($)
George A. Makris, Jr., CEO	170%	$1,443,300	$721,650	$721,650
Robert A. Fehlman, CFO	75%	412,500	206,250	206,250
Matthew S. Reddin, EVP	60%	240,000	120,000	120,000
Jennifer B. Compton, EVP	60%	198,000	99,000	99,000
Stephen C. Massanelli, EVP	60%	198,000	99,000	99,000

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* The percentage set forth in this table reflects the targeted equity incentive as a percentage of the annual salary level of the NEO on January 1, 2020.

For grants made to each of the named executive officers for the 2022 Performance Period, the Compensation Committee established two PSU financial performance criteria: core diluted earnings per share and total shareholder return (“TSR”) ranking. The weighting of each criterion for each of the named executive officers is as follows:

Criterion	Weighting
Core Diluted Earnings per Share	70%
TSR Ranking	30%

The core diluted earnings per share performance levels are set for the third year of the 2022 Performance Period based upon the Company’s performance for 2019 and budget for 2020. The core diluted earnings per share target was set at $2.88. The threshold level was set at $2.74, and the maximum was set at $3.02. If the core diluted earnings per share is below the threshold, there will be no core diluted earnings per share entitlement.

The TSR ranking criterion compares the TSR for the Company during the 2022 Performance Period with the TSR for each of the other financial institutions contained in the KBW Regional Banking Index (“Index”) during the same period. The TSR for the Company and each of the other financial institutions in the Index are calculated using the first twenty and the last twenty trading days during the 2022 Performance Period. For the TSR ranking criterion, if the Company’s TSR ranks at the 50th percentile of the financial institutions contained in the Index, target performance for the criterion will be achieved. If the Company’s TSR ranks at the 25th percentile of the financial institutions contained in the Index, threshold performance for the criterion will be achieved. If the Company’s TSR ranks at or above the 75th percentile of the financial institutions contained in the Index, maximum performance for the criterion will be achieved. If the Company’s TSR is below the 25th percentile of financial institutions contained in the Index, there will be no TSR entitlement.

The PSU payout percentage will be the sum of (1) the payout percentage for the core diluted earnings per share entitlement multiplied by .70 and (2) the payout percentage for the TSR entitlement multiplied by .30; provided that in no event may the PSU payout percentage exceed 200% of the target.

2022 Performance Period Performance Criteria

Criterion	Threshold (50%)	Target (100%)	Maximum (200%)
Core diluted earnings per share	$2.74	$2.88	$3.02
TSR Ranking	25th Percentile	50th Percentile	75th Percentile

In addition, the Compensation Committee periodically utilizes time-vested restricted stock grants in the form of RSAs or RSUs in connection with hiring or promoting executives within the Company and as equity incentives for senior officers below the executive level. During 2020, 260 Company associates received time vested restricted stock unit grants.

Please refer to the section below, “Other Guidelines and Procedures Affecting Executive Compensation” for additional information regarding the Company’s practices when granting stock options and restricted stock units.

4. Benefits

A. Profit Sharing and Employee Stock Ownership Plan

The Company previously offered a combination profit sharing and employee stock ownership plan. This plan was open to substantially all of the employees of the Company including the named executive officers. The plan and the contributions to the plan were designed to provide for retirement benefits to employees and allow the employees of the Company to participate in the ownership of stock in the Company. During 2016, the Company terminated this plan and merged it into the Company’s 401(k) plan.

B. 401(k) Plan

The Company offers a qualified 401(k) Plan in which it makes matching contributions to encourage employees to save money for their retirement. Additionally, the Company may make profit-sharing contributions to the plan which are allocated among participants based upon plan compensation without regard to participant contributions. This plan, and the contributions to it, enhance the range of benefits offered to executives and enhance the Company’s ability to attract and retain employees. Under the terms of the 401(k) Plan, employees may defer a portion of their eligible pay, up to the maximum allowed by I.R.S. regulation, and the Company matches 100% of the first 3% of eligible compensation and 50% of the next 2% of eligible compensation for a total match of 4% of eligible pay for each participant who defers 5% or more of his or her eligible pay. Additionally, for 2020, the Compensation Committee approved a discretionary contribution of 1.75% of aggregate associate compensation into the 401(k) plan based upon the Company satisfying certain internal financial performance criteria, which were made in the first quarter of 2020. Account balances under the 401(k) Plan are fully vested at all times.

C. Perquisites and Other Benefits

Historically, perquisites and other benefits have represented a small part of the overall compensation package and are offered only after consideration of business need. The Compensation Committee annually reviews the perquisites and other personal benefits that are provided to senior management. The primary perquisites were automobile allowances, cell phone reimbursements or stipends, club memberships and certain relocation and moving expenses. Beginning in 2016, the Company, rather than administering separate perquisite programs for numerous officers within the Company, generally provides a cash stipend to executive officers to cover the costs of such items that the officer needs to perform his or her duties. The stipends are taxable income to the officers and are generally uniform in amount for officers with similar duties and responsibilities.

In addition, the Company has purchased bank owned life insurance on the lives of the named executive officers and has entered into split dollar life insurance agreements with each of the named executive officers that provide a defined, lump sum life insurance benefit upon the death of the officer to such officer’s designated beneficiary or estate.

D. Post-Termination Compensation

Deferred Compensation Arrangements. In 2020, the Company maintained certain non-qualified deferred compensation arrangements designed to provide supplemental retirement pay from the Company to certain of the executive officers. Four of the named executive officers had such agreements with the Company. The Deferred Compensation Agreements for Messrs. Makris, Fehlman, and Reddin, and Ms. Compton, are non-qualified defined benefit type plans. The Company bears the entire cost of benefits under these plans. The Company provides these retirement benefits in order to attract and retain executives. The amounts payable to the participants under these plans are determined by each plan’s benefit formula, which is described in the section below “Pension Benefits Table.”

Additionally, in 2017, the Company adopted the Simmons First National Corporation Deferred Compensation Plan (“NQDC Plan”). The NQDC Plan is as a non-qualified deferred compensation plan in the form of an excess contribution plan primarily open to executive officers and other highly compensated individuals whose compensation exceeds the annual tax code limit on compensation that can be taken into account for purposes of contributions to the Company’s 401(k) Plan. Under the NQDC Plan, participants may make contributions of up to 90% of Plan Compensation on a nonqualified basis. The Company’s matching contribution under the plan is limited to 4% of Excess Compensation, provided the executive officer has elected a deferral rate on Excess Compensation of at least 5% for the year. “Plan Compensation” includes base salary, bonus, commissions and cash incentive pay; and “Excess Compensation” is the amount of Plan Compensation that exceeds the compensation limits under the federal tax laws applicable to qualified retirement plans.

The NQDC Plan provides for discretionary non-elective Company contributions to the accounts of the participants, as well. Benefits under the NQDC Plan are fully vested at all times and are payable only upon separation from service according to the 409A compliant distribution election made by the executive officer upon election to participate in the plan.

Changes in Control. The Company has entered into Change in Control Agreements (“CIC Agreements”) with members of senior management of the Company and its subsidiaries, including each of the named executive officers. The Company entered into the CIC Agreements because the banking industry has been consolidating for a number of years, and it does not want its executives distracted by a rumored or actual change in control. Further, if a change in control should occur, the Company wants its executives to be focused on the business of the organization and the interests of shareholders. In addition, it is important that the executives can react neutrally to a potential change in control and not be influenced by personal financial concerns. The Company believes the CIC Agreements are consistent with market practice and assist the Company in retaining its executive talent. The level of benefits for the named executive officers ranges from two to three times certain elements of their compensation which the Compensation Committee believes is competitive with the banking industry as a whole and specifically with the designated peer group.

Upon a change in control, followed by a termination of the executive’s employment by the Company without “Cause” or by the executive after a “Trigger Event” within a specified time, the CIC Agreements require the Company to pay or provide the following to the executive:

•

a lump sum payment equal to two or three times the sum of the executive’s base salary (the highest amount in effect anytime during the twelve months preceding the executive’s termination date) and the executive’s incentive compensation (calculated as the higher of the target CIP for the year of termination or the average of the executive’s last two years of actual CIP awards); and

•

only in the case of Mr. Fehlman, up to three years of additional coverage under the Company’s health, dental, life and long-term disability plans, as well as a payment to reimburse the executive for any excise taxes on severance benefits that are considered excess parachute payments under Sections 280G and 4999 of the Internal Revenue Code plus income and employment taxes on such tax gross up as well as interest and penalties imposed by the IRS.

In addition, upon a change in control, all outstanding stock options vest immediately and all restrictions on restricted stock lapse. Restricted stock units vest if the employee is terminated within one year of the change in control. In the case of PSUs if the change in control occurs after the first nine months of the applicable performance period then the PSU will vest and be payable at the target benefit level, with the remaining portion of the PSU terminated. Also, any CIP benefits become payable at the target benefit level and are pro-rated for the period elapsed. Further, upon a change in control, the requirement under the deferred compensation agreements for Messrs. Makris, Fehlman, and Reddin, and Ms. Compton, that the participant remain employed until retirement age (age 60 for Ms. Compton and Messrs. Fehlman and Reddin, and age 65 for Mr. Makris) is void, and the benefit is immediately vested.

The Company believes that CIC Agreements should encourage retention of the executives during the negotiation and following a change in control transaction, compensate executives who are displaced by a change in control and not serve as an incentive to increase an executive’s personal wealth. Therefore, the CIC Agreements require that there be both a change in control and an involuntary termination without “Cause” or a voluntary termination within six months after a “Trigger Event” which is often referred to as a “double-trigger.” The double-trigger ensures that the Company will become obligated to make payments under the CIC Agreements only if the executive is actually or constructively discharged as a result of the change in control.

After a prior review of the existing CIC Agreements, the Company adopted a policy not to approve any new CIC Agreements containing a single trigger or a tax gross-up feature or any amendments to existing CIC Agreements to implement a single trigger or tax gross-up feature. The Compensation Committee reviews the general elements and salary structure of the Company’s compensation plan (including its change in control arrangements) annually and makes adjustments to ensure that it is consistent with its compensation philosophies, Company and personal performance, current market practices, assigned duties and responsibilities and inflation.

Other Guidelines and Procedures Affecting Executive Compensation

Stock Based Compensation Procedures Regarding Compensation Committee and Board Approval. The Compensation Committee approves all grants of stock-based compensation, except that any proposed stock-based compensation to the CEO is originated and recommended by the Compensation Committee and then submitted to the Board for approval. Grants to the CEO may or may not occur simultaneously with grants to other executives. Prospective grants of stock-based compensation to other executives are proposed to the Compensation Committee by the CEO. The committee considers, modifies, if necessary, and acts upon the proposed grants.

Stock Based Compensation Procedures Regarding Timing and Pricing of Awards. The Company’s policy is to make grants of stock options only at current market prices. Historically, the exercise price of stock options was set at the closing stock price on the day prior to the date of grant. However, options granted under the 2015 Incentive Plan will have the exercise price set at the closing stock price on the date of the grant. The Company does not grant “in-the-money” options or options with exercise prices below market value at the time of the grant. The Company’s general policy is to consider equity grants at scheduled meetings of the Compensation Committee, and such grants are either effective on the approval date or a specified future date. After the adoption of performance based grants, based upon the Company’s results for the prior year, the Committee has approved such grants in January or February pursuant to authority delegated to it by the Board. The Company may make grants at other times throughout the year, upon due approval of the Compensation Committee or the Board, in connection with grants to the CEO or to other executives in non-routine situations, such as the hiring, promotion or retention of an executive officer or in connection with an acquisition transaction.

The Company attempts to schedule grants of equity awards at times when the market is not influenced by scheduled releases of information. The Company does not time or plan the release of material, non-public information for the purpose of affecting the value of executive compensation.

Role of Executive Officers in Determining Executive Compensation. The Compensation Committee oversees the administration of executive compensation plans, including the design, performance measures and award opportunities for the executive incentive programs, and certain employee benefits, subject to final action by the Board in certain cases. The Board, upon approval and recommendation from the Compensation Committee, determines and approves all compensation and awards to the CEO. The Compensation Committee determines and approves all compensation and awards to the other executives. The committee reviews the performance and compensation of the CEO. The CEO, with the assistance of the associates in the Company’s Human Resources Department, reviews the performance and compensation of the other executive officers, including the other named executive officers, and reports any significant issues or deficiencies to the committee. The Human Resources Department regularly reviews the unified compensation classification program of the Company which sets the compensation of all employees of the Company and its affiliates. The Company’s executive compensation decisions are based in part on peer data provided by the compensation consultant. Executive officers generally do not otherwise determine or make recommendations on the amount or form of executive compensation.

Adjustments to Incentive Compensation as a Result of Financial Inaccuracies. The Compensation Committee’s policy is to recover improper amounts related to past awards in the event material inaccuracies are found in the Company’s financial results. Under the clawback provisions in the cash and equity incentive plans, the committee will seek recovery of any sums improperly paid as a bonus or incentive payments made to an executive on the basis of having met or exceeded performance targets during a period in which material inaccuracies of financial results are discovered.

Share Ownership Guidelines. The Company encourages directors and executive officers to be shareholders. The Company believes that share ownership by directors and executives is a contributing factor to enhanced long-term corporate performance. Although the directors (with the exception of Ms. Stackhouse, who joined the Company’s board of directors in March 2021) and named executive officers already have an equity stake in the Company (as reflected in the beneficial ownership information contained in this Proxy Statement), the Company has adopted share ownership policies for directors and certain officers.

Members of the Company’s board of directors are required to own shares of the Company’s common stock with a value equal to at least three (3) times the annual retainer paid to the director for service on the board, and directors are generally given five (5) years to comply with the stock ownership requirement. Directors are not required to purchase shares to reach this guideline but are restricted from liquidating shares received as stock options or restricted stock until the ownership guideline is satisfied.

Officers designated as executive vice president or above are subject to minimum stock ownership requirements. The minimum stock ownership requirement for the Chief Executive Officer is the number of shares which when multiplied by the market price of the stock equals five (5) times his or her base salary, while the requirement for all other covered officers is the number of shares which when multiplied by the market price of the stock equals three (3) times his or her base salary. Compliance will be tested annually based upon the officer’s salary as of January 1 of such year and the average closing price of the Company’s common stock during December of the preceding year. Officers will be given five (5) years to comply with the stock ownership requirement, after which time, if they are in noncompliance, they will be restricted (with limited exceptions) from liquidating shares until the ownership guidelines are satisfied.

Tax Considerations

The Company regularly analyzes the tax effects of various forms of compensation and the potential for excise taxes to be imposed on the executive officers which might have the effect of frustrating the Company’s compensation objectives. The following provisions of the Code have been considered.

Section 162(m). Section 162(m) of the Code, as amended, provides that compensation in excess of $1 million paid for any year to a corporation’s chief executive officer and the four other highest paid executive officers at the end of such year will not be deductible for federal income tax purposes. The Compensation Committee currently believes, however, that it is generally in the Company’s best interest for the Compensation Committee to retain flexibility to develop appropriate compensation programs and establish appropriate compensation levels. As a result, the Compensation Committee awards compensation that is not fully deductible under Section 162(m) when it believes it is in the best interest of the Company to do so, as it has done in recent years with respect to the named executive officers’ compensation.

Sections 280G and 4999. The Company provides the named executive officers with change in control agreements. One of the change in control agreements provides for tax protection in the form of a gross up payment to reimburse the executive for any excise tax under Code Section 4999 as well as any additional income and employment taxes resulting from such reimbursement. Code Section 4999 imposes a 20% non-deductible excise tax on the recipient of an “excess parachute payment” and Code Section 280G disallows the tax deduction to the payor of any amount of an excess parachute payment that is contingent on a change in control. A payment as a result of a change in control must exceed three times the executive’s base amount in order to be considered an excess parachute payment, and then the excise tax is imposed on the parachute payments that exceed the executive’s base amount. The intent of the tax gross-up is to provide a benefit without a tax penalty to the executive who is displaced in the event of a change in control. The Company believes the provision of tax protection for excess parachute payments for one of its executive officers is consistent with the historic market practice within the banking industry, is a valuable incentive in retaining executives and is consistent with the objectives of the Company’s overall executive compensation program (as previously discussed, though, the Company no longer provides for “gross-up” payments in new change in control agreements).

Summary

In summary, the Company believes this mix of salary, formula based cash incentives for short-term performance and the equity-based compensation for long-term performance motivates the Company’s management team to produce strong returns for shareholders. Further, in the view of the Compensation Committee, the overall compensation program appropriately balances the interests and needs of the Company in operating its business with appropriate employee rewards based on enhancing shareholder value.

Compensation Committee Report

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the U.S. Securities and Exchange Commission.

Submitted by the Compensation Committee of the Board of Directors.

Jay D. Burchfield, Chairman	Steven A. Cossé	Jerry Hunter

Susan Lanigan	W. Scott McGeorge	Robert L. Shoptaw	Mindy West

RELATIONSHIP OF COMPENSATION POLICIES AND PRACTICES TO RISK MANAGEMENT

The Company intends that total compensation and each of its components, including base salary, bonus, incentive compensation (if applicable), retirement and other benefits should be market competitive and consistent with the Company’s performance goals. The Company seeks to attract, retain, develop and reward high performing associates who are committed to the Company’s success. Base salaries are set based upon the job classification and incentive compensation (if applicable) is based on Company and individual performance.

The Company has not identified any compensation practice or policy that presents risks that are reasonably likely to have a material adverse effect on the Company. The Company strives to ensure that its compensation programs do not create inappropriate risks for the Company. As a part of its general review of the Company’s compensation programs, the Compensation Committee:

Reviews with management the Company’s employee compensation plans to take all reasonable steps to identify and limit any unnecessary risks that these plans pose to the Company;

Reviews with management the compensation plans for the named executive officers and makes all reasonable efforts to ensure that these plans do not encourage the named executive officers to take unnecessary and excessive risks; and

Reviews the Company’s compensation programs to identify and revise any features in the compensation programs that would encourage the misstatement or manipulation of the Company’s financial information or reported earnings to enhance employee compensation.

The reviews include consideration of risks in all compensation programs and factors designed to mitigate risks in such programs. The Company has implemented “clawback” provisions in its incentive compensation programs, requiring any of the participants to repay any bonus or incentive compensation that was based upon statements of earnings, revenues, gains or other criteria that are later found to be materially inaccurate.

SUMMARY OF COMPENSATION AND OTHER PAYMENTS TO THE NAMED EXECUTIVE OFFICERS

Overview The following sections provide a summary of cash and certain other amounts paid for the year ended December 31, 2020, to the named executive officers. Except where noted, the information in the Summary Compensation Table generally pertains to compensation to the named executive officers for the year ended December 31, 2020. The compensation disclosed below is presented in accordance with SEC regulations. According to those regulations, the Company is required in some cases to include:

•

amounts paid in previous years;

•

amounts that may be paid in future years, including amounts that will be paid only upon the occurrence of certain events, such as a change in control of the Company;

•

amounts paid to the named executive officers which might not be considered “compensation” (for example, distributions of deferred compensation earned in prior years, and at-market earnings, dividends or interest on such amounts);

•

an assumed value for share-based compensation equal to the fair value of the grant as presumed under accounting regulations, even though such value presumes the option will not be forfeited or exercised before the end of its 10-year life, and even though the actual realization of cash from the award depends on whether the stock price appreciates above its price on the date of grant, whether the executive will continue his employment with the Company and when the executive chooses to exercise the option; and

•

the increase in present value of future pension payments, even though such increase is not cash compensation paid this year and even though the actual pension benefits will depend upon a number of factors, including when the executive retires, his compensation at retirement and in some cases the number of years the executive lives following his retirement.

Therefore, you are encouraged to read the following tables closely. The narratives preceding the tables and the footnotes accompanying each table are important parts of each table. Also, you are encouraged to read this section in conjunction with the discussion above at “Compensation Discussion and Analysis.”

2020 SUMMARY COMPENSATION TABLE

The following table provides information concerning the compensation of the named executive officers for 2020, the most recently completed fiscal year, and in the cases of Messrs. Makris, Fehlman, and Massanelli, 2019 and 2018. The column “Salary” discloses the amount of base salary paid to the named executive officer for each year. The column “Bonus” discloses cash amounts paid to named executive officers as discretionary bonuses (and, for 2020, the CIP bonus awards paid in the discretion of the Compensation Committee). In the columns “Stock Awards” and “Option Awards,” SEC regulations require the disclosure of the award of stock or options at the grant date fair value measured in dollars and calculated in accordance with Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“Topic 718”). For restricted stock and PSUs, the Topic 718 fair value per share is based on the closing price of the stock on the date of grant. For stock options, the Topic 718 fair value per share is based on certain assumptions which are explained in footnote 15 to the Company’s financial statements which are included in the annual report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 25, 2021. The amounts shown in the Summary Compensation Table include the fair value of the option grants, RSU grants and PSU grants in the year of grant, without regard to any deferred vesting. Please also refer to the second table in this Proxy Statement, “Grants of Plan-Based Awards.”

RSAs may vest on a single date or may vest on multiple dates over an extended period after the date of grant. RSAs are conditioned on the participant’s continued employment with the Company, and may also have additional restrictions, including performance conditions. Restricted stock allows the participant to vote and receive dividends prior to vesting.

RSUs are a contingent right to receive shares of the Company’s stock upon satisfaction of certain vesting criteria. RSUs may vest on a single date or may vest on multiple dates over an extended period after the date of grant. RSUs are conditioned on the participant’s continued employment with the Company and may also have additional restrictions, including performance conditions. RSUs do not allow the participant to vote or receive dividends prior to vesting. While no dividends are paid on the shares underlying the RSUs, the RSU program may provide for a cash bonus after vesting in an amount equal to the dividends which would have been earned on the shares during the period from grant until issuance.

PSUs represent the right to receive a share of stock upon the Company’s satisfaction of certain specified performance criteria. The performance period for the PSUs is generally three years but may be shorter. The PSUs typically vest at the end of the performance period following certification by the Compensation Committee at which time the shares earned under the PSU, if any, are paid to the participant. PSUs are conditioned on the participant’s continued employment with the Company and satisfaction of specified performance criteria but may have additional restrictions. PSUs do not allow the participant to vote the underlying shares. While no dividends are paid on the shares underlying the PSUs, the PSU program may provide for a cash bonus after vesting in an amount equal to the dividends which would have been earned on the shares during the performance period.

The column “Non-Equity Incentive Plan Compensation” discloses the dollar value of all earnings for services performed during the fiscal year pursuant to awards under non-equity incentive plans, including the CIP (except as otherwise indicated). Whether an award is included with respect to any particular fiscal year depends on whether the relevant performance measure was satisfied during the fiscal year. For example, the CIP awards are annual awards and the payments under those awards are made based upon the achievement of financial results measured as of December 31 of each fiscal year; accordingly, the amount reported for CIP corresponds to the fiscal year for which the award was earned even though such payment was made after the end of such fiscal year.

The column “Change in Pension Value and Nonqualified Deferred Compensation Earnings,” discloses the sum of the dollar value of (1) the aggregate change in the actuarial present value of the named executive officer’s accumulated benefit under all defined benefit and actuarial pension plans (including supplemental plans) in effect during the indicated years; and (2) any above-market or preferential earnings on nonqualified deferred compensation, including on nonqualified defined contribution plans. The annual increase in the present value of the benefits for the named executive officers under their deferred compensation plans is disclosed in this column.

The column “All Other Compensation” discloses the sum of the dollar value of:

•

perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000;

•

all “gross-ups” or other amounts reimbursed during the fiscal year for the payment of taxes;

•

amounts paid or which became due related to termination, severance or a change in control, if any;

•

the contributions to vested and unvested defined contribution plans; and

•

any life insurance premiums paid during the year for the benefit of a named executive officer.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus [a] ($)	Stock Awards ($) [b]	Option Awards ($) [b]	Non- Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation ($) [c]	Total ($)
George A. Makris, Jr.,	2020	$849,001	$514,583	$1,298,779	$0	$0	$608,717	$125,132	$3,396,212
Chairman & CEO	2019	$789,251	$37,929	$2,252,535	$0	$1,208,900	$517,690	$146,712	$4,953,017
	2018	$745,000	$35,944	$2,337,741	$0	$828,000	$518,685	$120,220	$4,585,590

Robert A. Fehlman,	2020	$550,000	$246,964	$386,435	$0	$0	$462,542	$85,991	$1,731,932
SEVP, CFO, COO,	2019	$465,000	$13,158	$909,003	$0	$482,775	$276,244	$88,685	$2,234,865
& Treasurer	2018	$392,500	$45,427	$293,863	$0	$301,876	$273,113	$77,448	$1,384,227

Matthew S. Reddin,	2020	$400,000	$119,534	$224,824	$0	$0	$118,531	$44,441	$907,330
EVP, Chief Banking
Officer

Jennifer B. Compton,	2020	$330,001	$99,534	$185,502	$0	$0	$113,945	$47,817	$776,799
EVP, Chief People &
Strategy Officer

Stephen C. Massanelli,	2020	$330,001	$99,789	$185,502	$0	$0	$0	$53,725	$669,016
EVP, Chief	2019	$314,501	$7,005	$434,951	$0	$242,565	$0	$60,520	$1,059,542
Administrative Officer	2018	$304,500	$6,758	$161,613	$0	$155,250	$0	$42,903	$671,024

___________________

[a]

This category reflects the payment of a cash bonus in an amount equal to dividend equivalents on vested PSUs for 2020, 2019, and 2018, and other cash bonuses. For 2020, this category also reflects the CIP bonus awards paid in the discretion of the Compensation Committee, as discussed under the caption “Compensation Discussion and Analysis.”

[b]

The award of stock or options is disclosed at the grant date fair value measured in dollars and calculated in accordance with Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“Topic 718”). For RSUs and PSUs, the Topic 718 fair value per share is based on the closing price of the stock on the date of grant. For stock options, the Topic 718 fair value per share is based on certain assumptions which are explained in footnote 15 to the Company’s financial statements which are included in the annual report on Form 10-K. PSUs are shown using their target payout. Assuming the highest level of performance is achieved under the applicable performance conditions for PSUs, the maximum possible value of the total stock awards reported in the “Stock Awards” column for Makris, Fehlman, Reddin, Compton, and Massanelli would be $1,948,169, $579,652, $337,236, $278,253, and $278,253, respectively.

[c]	This category includes perquisites and other benefits for 2020:

	401(k) Plan	Executive Exp. Stipend	NQDC Plan	Insurance Premiums	Dividends on Unvested Restricted Shares	Total Other Compensation
Mr. Makris	$16,388	$12,000	$86,748	$9,996	$0	$125,132
Mr. Fehlman	$16,388	$12,000	$44,550	$13,053	$0	$85,991
Mr. Reddin	$16,388	$12,000	$0	$13,053	$3,000	$44,441
Ms. Compton	$16,388	$12,000	$16,586	$2,843	$0	$47,817
Mr. Massanelli	$16,388	$12,706	$17,604	$7,027	$0	$53,725

2020 GRANTS OF PLAN-BASED AWARDS

This table discloses information concerning each grant of an award made to a named executive officer in 2020. This includes CIP, stock option awards, restricted stock awards, restricted stock unit awards and performance share unit awards under the Company’s equity incentive plans, which are discussed in greater detail under the caption “Compensation Discussion and Analysis.” The Threshold, Target and Maximum columns reflect the range of possible payouts under the CIP. In years when granted, in the 6th and 7th columns, the number of shares of common stock underlying options granted in the fiscal year and corresponding per-share exercise prices are reported. In all cases, the exercise price was equal to the closing market price of the common stock on the date of grant. Finally, in the 8th column, the aggregate value computed under the Accounting Standards Codification Topic 718, Compensation – Stock Compensation, for all stock and option awards made in 2020 is reported.

2020 GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards: [a]			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
George A. Makris, Jr.
CIP	01-22-20	$424,500	$849,000	$1,698,000
Equity Plans	02-27-20				14,544	29,088	58,176				$649,390
Equity Plans	02-27-20							29,088[b]			$649,390

Robert A. Fehlman
CIP	01-21-20	$206,250	$412,500	$825,000
Equity Plans	02-26-20				4,157	8,314	16,628				$193,217
Equity Plans	02-26-20							8,314[c]			$193,217

Matthew S. Reddin
CIP	01-21-20	$100,000	$200,000	$400,000
Equity Plans	02-26-20				2,419	4,837	9,674				$112,412
Equity Plans	02-26-20							4,837[c]			$112,412

Jennifer B. Compton
CIP	01-21-20	$82,500	$165,000	$330,000
Equity Plans	02-26-20				1,996	3,991	7,982				$92,751
Equity Plans	02-26-20							3,991[c]			$92,751

Stephen C. Massanelli
CIP	01-21-20	$82,500	$165,000	$330,000
Equity Plans	02-26-20				1,996	3,991	7,982				$92,751
Equity Plans	02-26-20							3,991[c]			$92,751

___________________

[a]

This is a PSU award under the SFNC 2015 Incentive Plan. The performance metrics applicable to this grant are core earnings per share during 2022 and total shareholder return during the three-year performance period (2020-2022) compared to a peer group. The shares earned, if any, will be issued promptly after the Compensation Committee certifies the performance results achieved.

[b]	This RSU award vests in three substantially equal annual installments on February 27, 2021, 2022, and 2023
[c]	This RSU award vests in three substantially equal annual installments on February 26, 2021, 2022, and 2023.

OPTION EXERCISES AND STOCK VESTED IN 2020

The following table provides information concerning exercises of stock options, stock appreciation rights and similar instruments and vesting of stock, including restricted stock and similar instruments, which were granted in prior years but were exercised or vested during 2020 for each of the named executive officers on an aggregated basis. The table reports the number of securities for which options were exercised; the aggregate dollar value realized upon exercise of options; the number of shares of stock that vested; and the aggregate dollar value realized upon vesting of stock.

2020 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise [a] ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting [b] ($)
George A. Makris, Jr.	0	$0	51,478	$1,244,907
Robert A. Fehlman	0	$0	19,603	$469,242
Matthew S. Reddin	0	$0	9,879	$220,439
Jennifer B. Compton	0	$0	9,083	$216,683
Stephen C. Massanelli	0	$0	10,060	$241,548

___________________

[a]	The Value Realized on Exercise is computed using the difference between the closing market price upon the date of exercise and the option price.
[b]	The Value Realized on Vesting is computed using the closing market price upon the date of vesting.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2020

The following table provides information concerning unexercised options and restricted stock (including RSUs and PSUs) that has not vested for each named executive officer outstanding as of the end of 2020. Each outstanding award is represented by a separate row which indicates the number of securities underlying the award, including awards that have been transferred other than for value (if any).

For option awards, the table discloses the exercise price and the expiration date. For stock awards, the table provides the total number of shares of stock that have not vested and the aggregate market value of shares of stock that have not vested. The market value of stock awards was computed by multiplying the closing market price of the Company’s stock as of December 31, 2020, $21.59, by the number of shares.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2020

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Nave Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units That Have Not Vested ($)
George A. Makris, Jr.	21,420	0	$20.29	12-31-24
	25,440	0	$22.20	03-25-25
	104,580	0	$22.75	08-09-25
	27,290	0	$23.51	01-19-26
					5,144[a]	$111,059
					15,222[b]	$328,643
					25,073[c]	$541,326
					29,088[d]	$628,010
							30,252[e]	$653,141
							45,664[f]	$985,886
							58,176[g]	$1,256,020
Robert A. Fehlman	8,680	0	$20.29	12-31-24
	15,270	0	$22.20	03-25-25
	42,410	0	$22.75	08-09-25
	9,810	0	$23.51	01-19-26
					1,716[h]	$37,048
					5,066[i]	$109,375
					12,537[j]	$270,674
					8,314[k]	$179,499
							10,088[e]	$217,800
							15,198[f]	$328,125
							16,628[g]	$358,999
Matthew S. Reddin	19,060	0	$22.75	08-09-25
	3,580	0	$23.51	01-19-26
					4,000[l]	$86,360
					766[h]	$16,538
					1,730[m]	$37,351
					6,269[n]	$135,348
					4,837[o]	$104,431
							4,504[e]	$97,241
							5,190[f]	$112,052
							9,674[g]	$208,862
Jennifer B. Compton	6,610	0	$24.07	09-15-25
	3,530	0	$23.51	01-19-26
					866[h]	$18,697
					2,114[p]	$45,641
					6,269[n]	$135,348
					3,991[q]	$86,166
							5,088[e]	$109,850
							6,340[f]	$136,881
							7,982[g]	$172,331
Stephen C. Massanelli	5,000	0	$20.29	12-31-24
	24,420	0	$22.75	08-09-25
	5,050	0	$23.51	01-19-26
					944[h]	$20,381
					2,291[r]	$49,463
					6,269[n]	$135,348
					3,991[q]	$86,166
							5,548[e]	$119,781
							6,872[f]	$148,366
							7,982[g]	$172,331

___________________

[a]	These RSUs vested on January 18, 2021.
[b]	These RSUs vest in two installments of 7,611 shares and 7,611 shares on February 26, 2021 and 2022, respectively.
[c]	These RSUs vest in two installments of 12,536 shares, and 12,537 shares on December 17, 2021 and 2022, respectively.
[d]	These RSUs vest in three installments (9,696 shares, 9,696 shares, and 9,696 shares) on February 27 in years 2021-2022.
[e]	These PSUs were issued under the SFNC 2015 Incentive Plan with a performance period ending on December 31, 2020. The maximum number of shares which may vest under the award is shown in the table.
[f]	These PSUs were issued under the SFNC 2015 Incentive Plan with a performance period ending on December 31, 2021. The maximum number of shares which may vest under the award is shown in the table.
[g]	These PSUs were issued under the SFNC 2015 Incentive Plan with a performance period ending on December 31, 2022. The maximum number of shares which may vest under the award is shown in the table.
[h]	These RSUs vested on January 18, 2021.
[i]	These RSUs vest in two installments of 2,533 shares and 2,533 shares on February 26, 2021 and 2022, respectively.
[j]	These RSUs vest in two installments of 6,268 shares and 6,269 shares on December 16, 2021 and 2022, respectively.
[k]	These RSUs vest in three installments (2,771 shares, 2,771 shares, and 2,772 shares) on February 26 in years 2021-2023.
[l]	These restricted shares vest in two installments of 2,000 shares and 2,000 shares on March 25, 2021 and 2022, respectively.
[m]	These RSUs vest in two installments of 865 shares and 865 shares on February 26, 2021 and 2022, respectively.
[n]	These RSUs vest in two installments of 3,134 shares and 3,135 shares on December 16, 2021 and 2022, respectively.
[o]	These RSUs vest in three installments (1,612 shares, 1,612 shares, and 1,613 shares) on February 26 in years 2021-2023.
[p]	These RSUs vest in two installments of 1,057 shares and 1,057 shares on February 26, 2021 and 2022, respectively.
[q]	These RSUs vest in three installments (1,330 shares, 1,330 shares, and 1,331 shares) on February 26 in years 2021-2023.
[r]	These RSUs vest in two installments of 1,145 shares and 1,146 shares on February 26, 2021 and 2022, respectively.

2020 PENSION BENEFITS TABLE

The following table provides information with respect to certain agreements that provide for payments or other benefits at, following or in connection with retirement. This includes tax-qualified defined benefit plans and supplemental executive defined benefit retirement plans but does not include defined contribution plans (whether tax qualified or not). The Company provides supplemental executive defined benefit retirement agreements for George A. Makris, Jr., Robert A. Fehlman, Matthew S. Reddin, and Jennifer B. Compton. The Present Value of the Accumulated Benefit reflects the actuarial present value of the named executive officer’s accumulated benefit under the agreements, computed as of December 31, 2020. In making such calculations, it was assumed that the retirement age will be the normal retirement age as defined in the agreement or if not so defined, the earliest time at which a participant may retire under the plan without any benefit reduction due to age.

Makris Plan

The supplemental executive defined benefit retirement agreement for George A. Makris, Jr. was established in 2013 and amended in 2018. The Makris Plan is designed to work with the other retirement arrangements of the Company, on an aggregated basis with Social Security benefits, to provide a targeted level of benefits for Mr. Makris. The Makris Plan requires Mr. Makris to remain in the employ of the Company until he attains age 65 to be eligible to receive benefits under the agreement, provided that in the event of a change in control the benefits are fully vested. The Makris Plan provides a benefit upon normal retirement at age 65, or upon death or disability prior to age 65, a monthly sum equal to one twelfth (1/12) of twenty percent (20%) of the final average compensation (the average compensation paid to him by the Company for the most recent five consecutive calendar years), but in no event shall the monthly sum be less than $8,333.33. The benefit payments begin on the first day of the seventh month following retirement, death or disability and continue for 120 consecutive months. Compensation for purposes of the Makris Plan includes salary, bonus and short-term incentive compensation programs (CIP), but excludes equity compensation plans (stock options, RSAs, RSUs and PSUs) and long-term incentive compensation programs.

Fehlman Plan

The supplemental executive defined benefit retirement agreement for Robert A. Fehlman was established in 2010 and amended in 2017. The Fehlman Plan is designed to work with the other retirement arrangements of the Company, on an aggregated basis with Social Security benefits, to provide a targeted level of benefits for Mr. Fehlman. The Fehlman Plan requires Mr. Fehlman to remain in the employ of the Company until he attains age 60 to be eligible to receive benefits under the agreement, provided that in the event of a change in control the benefits are fully vested. The Fehlman Plan provides a benefit upon normal retirement at age 60, or upon death or disability prior to age 60, a monthly sum equal to one twelfth (1/12) of thirty percent (30%) of the final average compensation (the average compensation paid to him by the Company for the most recent five consecutive calendar years). The benefit payments begin on the first day of the seventh month following retirement, death or disability and continue for 180 consecutive months. Compensation for purposes of the Fehlman Plan includes salary, bonus and short-term incentive compensation programs (CIP), but excludes equity compensation plans (stock options, RSAs, RSUs and PSUs) and long-term incentive compensation programs.

Reddin Plan

The supplemental executive defined benefit retirement agreement for Matthew S. Reddin was established in 2017 and is designed to work with the other retirement arrangements of the Company, on an aggregated basis with Social Security benefits, to provide a targeted level of benefits for Mr. Reddin. The Reddin Plan requires Mr. Reddin to remain in the employ of the Company until he attains age 60 to be eligible to receive benefits under the agreement, provided that in the event of a change in control the benefits are fully vested. The Reddin Plan provides a benefit upon normal retirement at age 60, or upon death or disability prior to age 60, a monthly sum equal to one twelfth (1/12) of thirty percent (30%) of the final average compensation (the average compensation paid to him by the Company for the most recent five consecutive calendar years). The benefit payments begin on the first day of the seventh month following retirement, death or disability and continue for 180 consecutive months. Compensation for purposes of the Reddin Plan includes salary, bonus and short-term incentive compensation programs (CIP), but excludes equity compensation plans (stock options, RSAs, RSUs and PSUs) and long-term incentive compensation programs.

Compton Plan

The supplemental executive defined benefit retirement agreement for Jennifer B. Compton was established in 2017 and is designed to work with the other retirement arrangements of the Company, on an aggregated basis with Social Security benefits, to provide a targeted level of benefits for Ms. Compton. The Compton Plan requires Ms. Compton to remain in the employ of the Company until she attains age 60 to be eligible to receive benefits under the agreement, provided that in the event of a change in control the benefits are fully vested. The Compton Plan provides a benefit upon normal retirement at age 60, or upon death or disability prior to age 60, a monthly sum equal to one twelfth (1/12) of thirty percent (30%) of the final average compensation (the average compensation paid to her by the Company for the most recent five consecutive calendar years). The benefit payments begin on the first day of the seventh month following retirement, death or disability and continue for 180 consecutive months. Compensation for purposes of the Compton Plan includes salary, bonus and short-term incentive compensation programs (CIP), but excludes equity compensation plans (stock options, RSAs, RSUs and PSUs) and long-term incentive compensation programs.

2020 PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of the Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
George A. Makris, Jr.	Makris Plan	[a]	$2,077,753	$0
Robert A. Fehlman	Fehlman Plan	[a]	$1,626,512	$0
Matthew S. Reddin	Reddin Plan	[a]	$309,456	$0
Jennifer B. Compton	Compton Plan	[a]	$349,123	$0

___________________

[a]

The benefits under the Makris Plan, Fehlman Plan, Reddin Plan, and Compton Plan are not dependent upon the credited years of service. Except for disability, death or a change in control, continuous service until the normal retirement at age (60) under the Fehlman Plan, Reddin Plan, and Compton Plan, and age (65) under the Makris Plan, is required.

NONQUALIFIED DEFERRED COMPENSATION

The Company maintains the Simmons First National Corporation Nonqualified Deferred Compensation Plan (“NQDC Plan”), as a non-qualified deferred compensation plan. The NQDC Plan is an excess contribution plan primarily open to Executive Officers and other highly compensated individuals whose compensation exceeds the annual tax code limit on compensation that can be taken into account for purposes of contributions to the Company’s 401(k) Plan. Under the NQDC Plan, participants may make contributions of up to 90 percent of Plan Compensation on a nonqualified basis. The Company’s matching contribution under the plan is limited to four percent (4%) of Excess Compensation, provided the Executive Officer has elected a deferral rate on Excess Compensation of at least five percent (5%) for the year. “Plan Compensation” includes base salary, bonus, commissions and cash incentive pay; and “Excess Compensation” is the amount of Plan Compensation that exceeds the compensation limits under the federal tax laws applicable to qualified retirement plans.

The NQDC Plan provides for discretionary non-elective Company contributions to the accounts of the participants at the discretion of the Company. For 2020, the Company made a discretionary contribution at a formula rate of 1.75% of 2020 Plan Compensation reduced by the amount of the discretionary contribution to the 401(k) Plan based upon the same formula rate. The Company matching and discretionary contributions were credited to the accounts in the first quarter of 2021 but are reflected in the “Aggregate Balance at December 31, 2020” column in the table below. See footnote 4 to the table below.

The assets of the NQDC Plan are held in an irrevocable trust. The participants are allowed to self-direct the investment of their account among the same investment options offered under the Simmons First National Corporation 401(k) Plan. The earnings on the investments in the NQDC Plan do not constitute above-market or preferential earnings which would require us to report earnings in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table.

Benefits under the NQDC Plan are fully vested at all times and are payable only upon separation from service according to the 409A compliant annual distribution election made by the executive officer prior to the plan year.

The following table sets forth the participant contributions, Company contributions and the aggregate earnings, withdrawals and balances during 2020 for the named executive officers under the NQDC Plan:

2020 NONQUALIFIED DEFERRED COMPENSATION

	Executive Contributions in 2020 [1]	Company Contributions in 2020 [2]	Aggregate Earnings in 2020 [3]	Aggregate Withdrawals/ Distributions	Aggregate Balance at December 31, 2020 [4]
Name	($)	($)	($)	($)	($)
George A. Makris, Jr.	$53,033	$86,748	$77,266	$0	$599,693
Robert A. Fehlman	$117,413	$44,550	$1,091	$0	$374,575
Matthew S. Reddin	$0	$0	$0	$0	$0
Jennifer B. Compton	$33,184	$16,586	$9,436	$0	$153,229
Stephen C. Massanelli	$41,336	$17,604	$10,142	$0	$96,009

___________________

[1]

The amounts reported are also reported under the “Salary”, “Bonus” and “Non-Equity Incentive Plan Compensation” headings, as applicable, in the Summary Compensation Table. The “Bonus” and “Non-Equity Incentive Plan Compensation” portions of these amounts represent contributions earned in the last completed fiscal year but not credited until the following fiscal year

[2]

The amounts reported are also reported under the “All Other Compensation” heading in the Summary Compensation Table and represent contributions earned in the last completed fiscal year but not credited until the following fiscal year.

[3]	No portion of the amounts in this column constitutes above-market or preferential earnings; thus, no portion of such amounts are included in the Summary Compensation Table.
[4]

The amounts reported reflect the actual aggregate balances as of December 31, 2020, plus the amounts referenced in footnotes 1 and 2 above that were earned in the last completed fiscal year but credited in the following year. The following table identifies the amounts that have previously been reported as compensation in our Summary Compensation Table for prior years:

Name	Amounts in “Aggregate Balance at December 31, 2020” Column Reported as Compensation in Summary Compensation Tables for Previous Years
George A. Makris, Jr.	$345,716
Robert A. Fehlman	$254,774
Matthew S. Reddin	$0
Jennifer B. Compton	$0
Stephen C. Massanelli	$50,597

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table summarizes the estimated payments to be made under each contract, agreement, plan or arrangement which provides for payments to a named executive officer at, following or in connection with any termination of employment, including by resignation, retirement or a constructive termination of a named executive officer, or a change in control or a change in the named executive officer’s responsibilities. However, in accordance with SEC regulations, no amounts to be provided to a named executive officer under any arrangement which does not discriminate in scope, terms or operation in favor of the executive officers and which are available generally to all salaried employees are reported.

For the purpose of the quantitative disclosure in the following table, and in accordance with SEC regulations, the termination is assumed to have taken place on the last business day of the Company’s most recently completed fiscal year, and the price per share of the common stock is the closing market price as of that date - $21.59.

Cash Payments. None of the named executive officers presently has an employment agreement which guarantees him employment for any period of time. Therefore, any post-termination payments of salary or severance to any named executive officer would be provided only if offered under any Company broad-based severance plan in the event of a reduction in force or other termination by the Company without cause which is discretionary in nature or pursuant to a Change in Control Agreement (“CIC Agreement”).

The Company has entered into CIC Agreements with certain executives of the Company and the subsidiary bank pursuant to which the Company would pay certain salary benefits. As of December 31, 2020, the Company had CIC Agreements with Messrs. Makris, Fehlman, Reddin, and Massanelli, as well as Ms. Compton. The Company would make such payments only upon a change in control, and if the Company terminates an executive without “Cause” within twenty-four months of a CIC or the executive resigns within six months after a “Trigger Event.” The Company will pay an amount up to three times, in the case of Mr. Makris, and two times for all other named executive officers, the sum of (1) highest annual base salary for the previous twelve months and (2) the greater of the projected target annual incentive to be paid under the CIP for the current year, or the average CIP bonus paid to the executive over the preceding two years. The termination compensation is payable in cash within 30 business days following the termination, unless the participant is a Specified Employee, as defined in Section 409A of the Internal Revenue Code, in which case the termination compensation shall be payable on the first day of the seventh month after termination.

The CIC Agreement for Mr. Fehlman will also provide the executive with continuing coverage under the Company’s medical, dental, life insurance and long-term disability plans for three years following the change in control date. Additionally, if Mr. Fehlman is over 55 years of age, the CIC Agreement allows the executive, at his election, to continue medical, dental and life insurance coverage after the initial three-year period, at the executive’s cost, if the executive is not then eligible to be covered by a similar program maintained by the current employer of the executive or the executive’s spouse. Finally, the CIC Agreement for Mr. Fehlman requires the Company to make a tax “gross-up” payment in the event any of the foregoing benefits subject the executive to the excise tax on excess parachute payments as determined under Sections 280G and 4999 of the Internal Revenue Code (notably, the Company no longer provides for “gross-up” payments in new CIC agreements). Please also refer to the discussion of the CIC Agreements above at “Compensation Discussion and Analysis.”

Accelerated Vesting of Incentives. The Company has provided and continues to provide equity and non-equity incentives to the named executive officers through the Company’s Executive Stock Incentive Plans and 2015 Incentive Plan (collectively “Stock Plans”) and the CIP. Please also refer to the discussion of equity and non-equity incentives above at “Compensation Discussion and Analysis.”

Equity Incentives - Stock Options. Unvested stock options vest upon the named executive officer’s death or disability or upon the officer’s involuntary termination of service within one year after a change in control. Further, unvested stock options vest upon the retirement of a named executive officer after age 65 or after age 62 with ten years of service. Upon any other termination, the executive forfeits his unvested stock options, unless the Compensation Committee takes specific action to vest some or all of the unvested options. The value of accelerated options was calculated by multiplying the number of shares times the difference between the closing price of the common stock on the last business day of 2020 and the exercise price of the options. Please refer to the discussions above at “Compensation Discussion and Analysis” for more information about stock options.

Equity Incentives - Restricted Stock Awards. Unvested RSAs vest upon a change in control. Upon the retirement, death or disability of a named executive officer, the Compensation Committee has discretion to accelerate the vesting of unvested RSAs. Upon any termination, including the retirement, death or disability, the named executive officer forfeits his unvested RSAs, unless the Compensation Committee takes specific action to vest some or all of the unvested stock. Accordingly, the table below reflects the accelerated vesting of this stock upon a change in control. An executive forfeits all undistributed shares upon the termination of the executive’s employment for all other reasons.

Equity Incentives - Restricted Stock Units. Upon the retirement (after age 65 or after age 62 with ten years of service), death or disability of a named executive officer, the vesting of unvested RSUs is accelerated to the date of such event. Further, unvested RSUs will vest if within one year after a change in control, the named executive officer is involuntarily terminated. Upon any other termination, the named executive officer forfeits his unvested RSUs, unless the Compensation Committee takes specific action to vest some or all of the unvested stock. Accordingly, the table below reflects the accelerated vesting of this stock upon retirement, death or disability of the named executive officer or a change in control.

Equity Incentives - Performance Share Units. Unvested PSUs vest upon the named executive officer’s death or disability. Upon a change in control, unvested PSUs vest if the change in control occurs after nine months have elapsed in the performance period, otherwise the unvested PSUs are terminated. Further, unvested PSUs vest pro rata based on the period employment during the performance period upon the retirement of a named executive officer after age 65 or after age 62 with ten years of service. Upon any other termination, the executive forfeits his unvested PSUs, unless the Compensation Committee takes specific action to vest some or all of the unvested PSUs. Accordingly, the table below reflects the accelerated vesting of the PSUs upon the named executive officer’s retirement (if he or she has met the qualifying criteria), upon death or disability, or upon a change in control in compliance with the rules set forth above. An executive forfeits all undistributed PSUs upon the termination of the executive’s employment for all other reasons.

Non-Equity Incentives - CIP. Upon a change in control, the CIP benefit will be accelerated and payable on a pro-rata basis based on the target level benefit. For purposes of the disclosure in the table below, SEC regulations require that such change in control be assumed to occur on the last day of the Company’s most recently completed fiscal year, which coincides with the last date of the performance period under CIP for 2020. As a result of such assumption, the table below reflects the acceleration of the full value of the target level benefit. However, in the case of retirement, death or disability, the CIP benefit will not be accelerated but will be payable on a pro-rata basis based on the actual benefit level achieved. Therefore, these amounts would not be increased or enhanced as a result of the executive’s departure. Such amounts are reported in the Summary Compensation Table.

Retirement Arrangements - Makris Plan, Fehlman Plan, Reddin Plan and Compton Plan. Upon a change in control, the sole participant under each of the Makris Plan, Fehlman Plan, Reddin Plan, and Compton Plan, Mr. Makris, Mr. Fehlman, Mr. Reddin, and Ms. Compton, respectively, will become fully vested in the benefits under such plans. Payment of the benefits would commence on the first day of the seventh calendar month following the executive’s termination of services to the Company. In the absence of a change in control, upon the death or disability of the participant or the executive’s retirement at or after age 60 for Mr. Fehlman, Mr. Reddin, and Ms. Compton, and age 65 for Mr. Makris, each participant’s benefits under the respective plans will become fully vested and will become payable commencing on the first day of the seventh month after such event. In the event of the termination of the participant’s employment under any other conditions prior to the executive’s attaining age 60 for Mr. Fehlman, Mr. Reddin, and Ms. Compton, and age 65 for Mr. Makris, all benefits under the respective plans are forfeited. For purposes of the disclosure in the table below, SEC regulations require that such change in control be assumed to occur on the last day of the most recently completed fiscal year. As a result of such assumption, each participant would become fully vested in the benefits under the executive’s plan.

Miscellaneous Benefits. Under the CIC Agreements, which are discussed above at “Compensation Discussion and Analysis,” the Company is obligated to pay certain other benefits. This includes continuation of medical, dental, life and long-term disability insurance coverage for three years from the date of the change in control and certain tax gross-up payments for Mr. Fehlman. The conditions to the Company’s obligations under the CIC Agreements are discussed above. Except for the benefits payable under the CIC Agreements, the Company has no obligation to continue any other perquisites after a named executive officer’s employment terminates.

In addition, as described in the “Compensation Discussion and Analysis” section above, the Company has purchased bank owned life insurance that provides a defined, lump-sum death benefit for the named executive officer’s designated beneficiary or estate.

Executive Benefits and Payments upon Termination	Retirement	Involuntary Not for Cause Termination	Change in Control With and Without Trigger Event Termination		Death / Disability
George A. Makris, Jr.,
Cash compensation programs	$0	$0	$5,602,350	[a]	$0
Accelerated Vesting of Incentives [b]	$0	$0	$3,905,562		$2,955,326	/	$4,076,279
Retirement Plans [c]	$0	$0	$2,666,755		$2,666,755
Other Benefits [d]	$0	$0	$0		$1,000,000
Robert A. Fehlman
Cash compensation programs	$0	$0	$1,925,000	[e]	$0
Accelerated Vesting of Incentives [b]	$0	$0	$1,461,558		$1,015,291	/	$1,358,853
Retirement Plans [f]	$0	$0	$2,859,967		$2,859,967
Other Benefits and Tax Gross-Up [d]	$0	$0	$39,160	[h]	$750,000
Matthew S. Reddin
Cash compensation programs	$0	$0	$1,200,000	[e]	$0
Accelerated Vesting of Incentives [b]	$0	$0	$789,106		$574,036	/	$734,493
Retirement Plans [f]	$0	$0	$1,802,399		$1,802,399
Other Benefits [d]	$0	$0	$0		$500,000
Jennifer B. Compton
Cash compensation programs	$0	$0	$1,010,226	[e]	$0
Accelerated Vesting of Incentives [b]	$0	$0	$660,383		$478,348	/	$632,954
Retirement Plans [f]	$0	$0	$1,613,805		$1,613,805
Other Benefits [d]	$0	$0	$0		$500,000
Stephen C. Massanelli
Cash compensation programs	$0	$0	$1,057,816	[e]	$0
Accelerated Vesting of Incentives [b]	$488,879	$0	$676,597		$493,030	/	$653,378
Retirement Plans	$0	$0	$0		$0
Other Benefits [d]	$0	$0	$0		$500,000

________________________________

[a]

Under the Change in Control Agreements (“CIC”) between certain named executive officers and the Company, upon the occurrence of a change in control and a qualifying termination, severance cash payments will consist of three times the sum of the following items: (1) the highest annual base salary for the previous twelve months and (2) the greater of the projected target annual incentive to be paid under the CIP for the current year, or the average CIP bonus paid to the executive over the prior two years.

[b]

The payment due the named executive officer due to certain termination triggers related to the Company’s equity compensation plans is made based on the specific terms and conditions associated with each plan. These amounts are attributable to the vesting of unvested restricted stock (including, where appropriate, RSUs and PSUs) and stock options, as of December 31, 2020. In the case of a change in control, these amounts also include the acceleration of the full value of the target level benefit under the 2019 CIP award. In the case of retirement, RSUs and PSUs do not vest unless the named executive officer has attained either age 65 or age 62 with ten years of service. As of December 31, 2020, only Mr. Massanelli had met the qualifying retirement criteria for RSU and PSU retirement vesting. In the case of disability, PSUs with a performance period ending on December 31, 2020 are valued using the actual number of shares that vested, and PSUs with performance periods ending after December 31, 2020 are valued using the maximum number of shares which may vest. In the cases of death and retirement, PSUs with a performance period ending on December 31, 2020 are valued using the actual number of shares that vested, and PSUs with performance periods ending after December 31, 2020 are valued using the target number of shares.

[c]

Mr. Makris’ benefit under the Makris Plan does not vest until he attains age 65, however he becomes fully vested upon his death, disability or a change in control. The monthly benefit would commence on the seventh month after his termination of service. The information related to the Makris Plan is also disclosed in the Pension Benefits Table. The value disclosed is the present value of Mr. Makris’ benefit, fully vested as of December 31, 2020.

[d]

Had Messrs. Makris, Fehlman, Reddin, or Massanelli, or Ms. Compton, died on December 31, 2020, the death benefits payable under the bank owned life insurance to their designated beneficiaries or estates would have been $1,000,000, $750,000, $500,000, $500,000 and $500,000, respectively.

[e]

Under the Change in Control Agreements (“CIC”) between certain named executive officers and the Company, upon the occurrence of a change in control and a qualifying termination, severance cash payments will consist of two times the sum of the following items: (1) the highest annual base salary for the previous twelve months and (2) the greater of the projected target annual incentive to be paid under the CIP for the current year, or the average CIP bonus paid to the executive over the prior two years.

[f]

The named executive officer’s benefit under the Fehlman Plan, Reddin Plan, or Compton Plan (as applicable) does not vest until he or she attains age 60; however, he or she becomes fully vested upon his or her death, disability or a change in control. The monthly benefit would commence on the seventh month after his or her termination of service. The information related to the Fehlman Plan, Reddin Plan, and Compton Plan is also disclosed in the Pension Benefits Table. The value disclosed is the present value of his or her benefit, fully vested as of December 31, 2020.

[g]

The amounts related to Other Benefits and Tax Gross-Up for a change in control include the costs associated with continued participation in the Company’s health and welfare benefit plans for a period of 36 months under the applicable CIC Agreement. The amount related to the tax gross-up is a reimbursement for certain taxes that would be applicable to the payments and accelerated benefits occurring upon a change in control.

[h]	Upon a change in control, Mr. Fehlman would receive a monthly benefit of $1,087.79 for the next 36 months for purposes of continued health and welfare benefits under the CIC.

2020 Pay Ratio Disclosure

As required by Item 402(u) of Regulation S-K, we are providing the following information:

For fiscal 2020, our last completed fiscal year:

•

The median of the annual total compensation of all employees of our company (other than Mr. Makris), was $51,277; and

•

The annual total compensation of Mr. Makris, our Chairman & CEO, was $3,396,212.

Based on this information, the ratio for 2020 of the annual total compensation of our Chairman & CEO to the median of the annual total compensation of all employees is 66 to 1.

We completed the following steps to identify the median of the annual total compensation of all our employees and to determine the annual total compensation of our median employee and CEO:

•

As of December 31, 2020, our employee population consisted of approximately 2,842 individuals, including full-time, part-time, temporary, and seasonal employees employed on that date.

•

To find the median of the annual total compensation of all our employees (other than our CEO), we used wages from our payroll records as reported to the Internal Revenue Service on Form W-2 for fiscal 2020. In making this determination, we annualized the compensation of full-time and part-time permanent employees who were employed on December 31, 2020, but did not work for us the entire year. No full-time equivalent adjustments were made for part-time employees.

•

We identified our median employee using this compensation measure and methodology, which was consistently applied to all our employees included in the calculation.

•

After identifying the median employee, we added together all of the elements of such employee’s compensation for 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $51,277.

With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column for 2020 of our Summary Compensation Table.

This ratio is a reasonable estimate calculated in a manner consistent with U.S. Securities and Exchange Commission rules based on our payroll records and the methodology described above. The U.S. Securities and Exchange Commission rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

DIRECTOR COMPENSATION

The following table provides information with respect to the compensation of directors of the Company during 2020, the most recently completed fiscal year.

The Company maintains an equity compensation plan for its non-employee directors. In accordance with SEC regulations, outright grants of stock are valued in accordance with the terms of the plan and consistent with Accounting Standards Codification Topic 718, Compensation – Stock Compensation, at the closing price of the stock on the date of grant.

All non-employee directors received an annual retainer of approximately $55,010 for service on the Company Board, payable in restricted stock units that vest in four substantially equal installments. In order for an installment to vest, the director must be serving on the Board at the scheduled time of vesting. The first installment vests as of the grant date, and the second, third, and fourth installments vest on July 1, 2020; October 1, 2020; and January 4, 2021, respectively. The RSUs were issued on May 1, 2020 (following the directors’ reelection to the Board) and valued at the closing price of SFNC on that date, $17.82.

Non-employee directors serving on committees receive an annual cash retainer for service on the committee as set forth in the table below (unless the director elects to receive such retainers in restricted stock units). For any director appointed to a committee during the year, the retainer is prorated based upon the remaining period of service. Committee chairmen receive a stipend in addition to their committee retainer due to their increased responsibilities.

Committee	Member Retainer	Chairman Stipend
Audit	$10,000	$20,000
Compensation	$10,000	$10,000
Executive	$10,000	$20,000
Nominating & Corporate Governance	$10,000	$10,000
Risk	$10,000	$20,000

The Company maintains a voluntary deferred compensation plan in which non-employee directors may defer receipt of any part or all of their respective directors’ fees, including retainer fees, meeting fees and committee fees. The director must elect to participate in the plan prior to the calendar year for which the deferral will be applicable. Upon election, a director must elect the form of payment (lump sum or annual installments over two to five years) and the date of payment (attainment of a specified age or cessation of serving as a director of the Company). The sums deferred under the plan are credited to an account for the director along with earnings on the deferred sum at an interest rate equal to the yield on the ten-year U. S. Treasury bond, computed quarterly. The table below summarizes the compensation the Company paid the directors during 2020.

Mr. Casteel was an executive officer of the Company until his retirement in March 2020. Mr. Casteel began to receive compensation for his service as a director following his retirement as an employee of the Company.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($) [a]	Stock Awards ($) [b]	Total ($)
Jay D. Burchfield	$65,000	$55,010	$120,010
Marty D. Casteel [c]	$56,250	$55,010	$111,260
William E. Clark, II	$45,000	$55,010	$100,010
Steven A. Cossé	$85,000	$55,010	$140,010
Mark C. Doramus	$0	$120,016	$120,016
Edward Drilling	$65,000	$55,010	$120,010
Eugene Hunt	$45,000	$55,010	$100,010
Jerry Hunter	$47,500	$55,010	$102,510
Susan Lanigan	$37,500	$92,519	$130,019
George A. Makris, Jr. [d]	$-	$-	$-
W. Scott McGeorge	$65,000	$55,010	$120,010
Tom Purvis	$45,000	$55,010	$100,010
Robert L. Shoptaw	$85,000	$55,010	$140,010
Russell Teubner	$45,000	$55,010	$100,010
Mindy West	$55,000	$55,010	$110,010

______________________

[a]	Included in the Total are fees for service on the board and board committees of Simmons Bank (for the purposes of the following table, “SB”) for the directors in the amounts listed below:

Director	SB Board	SB Committees	SB Total
Burchfield	$15,000	$10,000	$25,000
Casteel	$11,250	$37,500	$48,750
Clark	$15,000	$30,000	$45,000
Cossé	$15,000	$0	$15,000
Doramus	$15,000	$10,006	$25,006
Drilling	$15,000	$30,000	$45,000
Hunt	$15,000	$10,000	$25,000
Hunter	$15,000	$10,000	$25,000
Lanigan	$15,000	$10,009	$25,009
McGeorge	$15,000	$20,000	$35,000
Purvis	$15,000	$30,000	$45,000
Shoptaw	$15,000	$0	$15,000
Teubner	$15,000	$30,000	$45,000
West	$15,000	$10,000	$25,000

[b]

The annual SFNC Board retainer is computed over the twelve-month period (May 1 – April 30) and was awarded on May 1, 2020, consisting of 3,087 restricted stock units valued at the closing market price on that date, $17.82. The annual retainer vests in substantially equal quarterly installments, with the first installment vesting as of the grant date, and the second, third, and fourth installments vesting on July 1, 2020; October 1, 2020; and January 4, 2021, respectively. The cash retainer payments are payable quarterly computed on a calendar year basis, with the first installment payable in January and subsequent quarterly installments were payable on the first business day of each subsequent quarter (April 1, 2020; July 1, 2020; and October 1, 2020). At the election of each director, some or all of the cash retainers may be paid in restricted stock units with such units valued in January (at the conclusion of the election process). Such restricted stock units vest in substantially equal quarterly installments, with the first installment vesting as of the grant date, and the second, third, and fourth installments vesting on the cash retainer payment dates. The grant date fair values calculated in accordance with Accounting Standards Codification Topic 718, Compensation – Stock Compensation, are reported in this column. Please refer to footnote 15 to the Company’s financial statements, which are included in the annual report on Form 10-K for the year ended December 31, 2020, for a discussion of the assumptions related to the calculation of such value. As of December 31, 2020, each non-employee director had 772 unvested RSUs outstanding.

[c]	This amount does not include compensation Mr. Casteel received as an executive officer of the Company prior to his retirement in March 2020.
[d]	Mr. Makris is not included in this table, as his compensation as chief executive officer of the Company is disclosed in the preceding discussion concerning Executive Compensation.

PROPOSAL 3 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Compensation Committee and the Board are committed to excellence in governance and are aware of the significant interest in executive compensation matters by investors and the general public.

The Company has designed its executive compensation program to attract, motivate, reward and retain the management talent required to achieve our corporate objectives and enhance shareholder value. We believe that our compensation policies and procedures are centered on pay-for-performance principles and are strongly aligned with the long-term interests of our shareholders.

As required by SEC rules, the Company is presenting the following proposal, which gives you as a shareholder the opportunity to approve or disapprove our pay program for named executive officers by voting for or against the resolution set forth below (“say-on-pay” vote). While the vote on the resolution is advisory in nature and will not bind the Company to take any particular action, the Compensation Committee and the Board intend to carefully consider the shareholder vote resulting from the proposal in making future decisions regarding the Company’s compensation program. The Company anticipates that the next “say-on-pay” vote will occur at the 2022 annual shareholders’ meeting.

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion, is hereby APPROVED.”

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about Company common stock that may be issued upon the exercise of options, warrants, and rights under all of the Company’s existing equity compensation plans as of December 31, 2020.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights [a]	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights [b]	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity Compensation Plans Approved by Shareholders	1,915,539	$22.48	3,134,080	[c]

Equity Compensation Plans Not Approved by Shareholders	0	0	0
Total	1,915,539	$22.48	3,134,080

[a]

Includes 657,818 shares that may be issued upon exercise of outstanding options, 814,375 shares that may be issued under outstanding restricted stock unit awards, and 443,346 shares that may be issued under outstanding performance stock unit awards if maximum performance is achieved. Does not include outstanding restricted stock awards.

[b]

The weighted average exercise price does not take into account the outstanding restricted stock unit awards or the performance stock unit awards noted in footnote (a) of this table. Restricted stock unit awards and performance stock unit awards do not have an exercise price and are delivered without any payment or consideration.

[c]

Consists of 2,893,726 shares available for future issuance under the Second Amended and Restated Simmons First National Corporation 2015 Incentive Plan (“2015 Plan”) and 240,354 shares available for future issuance under the First Amended and Restated Simmons First National Corporation 2015 Employee Stock Purchase Plan.

AUDIT COMMITTEE

During 2020, the Audit Committee was composed of Robert L. Shoptaw (Chairman), Jay D. Burchfield, Steve Cossé, Edward Drilling, Eugene Hunt, Jerry Hunter (effective October 2020), Scott McGeorge, and Mindy West.

This committee provides assistance to the Board in fulfilling its responsibilities concerning oversight of accounting and reporting practices, by regularly reviewing the adequacy of the internal and external auditors, the disclosure of the financial affairs of the Company and its subsidiaries and the control systems of management and internal accounting controls. The Audit Committee has adopted a charter, which is available for review on the “Investor Relations” page of the Company’s web site, www.simmonsbank.com. This committee met 10 times in 2020.

The Board appoints each member of the Audit Committee and has determined that each member is, and each member who served during 2020 was, independent in accordance with the Nasdaq listing standards. The Board has determined that Messrs. Shoptaw and Cosse, along with Mrs. West, satisfy the requirements of “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the Securities and Exchange Commission and the independence standards applicable to audit committee financial experts as set forth in Regulation S-K of the Securities and Exchange Commission. The Board has designated each of them as an “audit committee financial expert.” Further, the Board has determined that Mrs. West and Messrs. Shoptaw and Cosse each satisfy the requirements as a financially sophisticated audit committee member as set forth in Rule 5605(c) of the NASDAQ Listing requirements.

The Company is required to obtain pre-approval by the Audit Committee for all audit and permissible non-audit services obtained from the independent auditors. All services obtained from the independent auditors during 2020, whether audit services or permitted non-audit services, were pre-approved by the Audit Committee. The Audit Committee has not adopted any additional pre-approval policies and procedures, but consistent with its charter, it may do so in the future.

The Audit Committee issued the following report concerning its activities related to the Company for the previous year:

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2020, with management.

The Audit Committee has discussed with BKD, LLP (“BKD”), its independent auditors, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission;

The Audit Committee has received the written disclosures and the letter from independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence; and

Based upon the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

In its analysis of the independence of BKD, the Audit Committee considered whether the non-audit related professional services rendered by BKD to the Company were compatible with maintaining the principal accountant’s independence.

AUDIT COMMITTEE

Robert L. Shoptaw, Chairman	Jay D. Burchfield	Steve Cosse	Edward Drilling
Eugene Hunt	Jerry Hunter	Scott McGeorge	Mindy West

PROPOSAL 4 - TO RATIFY SELECTION OF

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Audit Committee of the Board re-selected the accounting firm of BKD, LLP as independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 2021, subject to a formal acceptance of an engagement letter from BKD, LLP, and seeks ratification of the selection by the Company’s shareholders.

Principal Accountant Fees

Audit Fees

The aggregate fees billed to the Company for professional services rendered by BKD for the audit of the Company’s annual financial statements for the year ended December 31, 2020, and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for 2020 were $1,092,500. The aggregate fees billed to the Company by BKD for such services in 2019 were $1,009,000.

Audit Related Fees

The aggregate fees billed to the Company for professional services rendered by BKD for the audit related fees during 2020 were $130,875. The aggregate fees billed to the Company by BKD for such services in 2019 were $244,520. These services are primarily for the audit services provided in connection with acquisitions, audits of employee benefit plans, and the implementation of new accounting standards (Current Expected Credit Losses).

Tax Fees

The aggregate fees billed to the Company for professional services rendered by BKD for tax services and preparation of tax returns during 2020 were $0. The aggregate fees billed to the Company by BKD for such services in 2019 were $52,500.

All Other Fees

There were no fees billed to the Company by BKD during 2020 or 2019 for services other than those set forth above.

Shareholder ratification of the Audit Committee’s selection of BKD as our independent auditors for the year ending December 31, 2021, is not required by the Company’s by-laws or otherwise. Nonetheless, the Board has elected to submit the selection of BKD to our shareholders for ratification. If the selection of BKD as our independent auditors for the year ending December 31, 2021, is not ratified, the matter will be referred to the Audit Committee for further review.

Representatives of BKD are expected to be at the annual meeting, will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF BKD AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2021.

The Board has undertaken a general review of the Company’s governing documents and has determined that it is in the best interest of shareholders to streamline the governing documents and remove inconsistencies and outdated provisions. The Board is focused on promoting strong corporate governance practices, and believes that these largely ministerial changes to the Amended and Restated Articles of Incorporation will help clarify the Company’s practices for shareholders and ensure its governing documents are clear, readable, and consistent. Accordingly, the Board is asking shareholders to vote to approve the following two proposals:

PROPOSAL 5 - REVISE OUTDATED INFORMATION IN THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

As part of the general review described above, the Board has determined that it is advisable, and has voted unanimously to recommend, that amendments to the Amended and Restated Articles of Incorporation be adopted to remove or revise outdated information as follows: (1) replace references to an outdated version of the Arkansas Business Corporation Act, (2) remove references to and certificates of designation for series of preferred stock that have been fully redeemed, and (3) remove the requirement that shareholders make a tender offer for all outstanding voting shares if they surpass a certain threshold of ownership.

With respect to the first change noted above, the Company amended its Articles of Incorporation in 1994, following shareholder approval, to add current Article FIFTEENTH to adopt the Arkansas Business Corporation Act of 1987 as the corporate law governing the affairs of the Company thereafter. Following such amendment, the Company is no longer governed by, or subject to, the Arkansas Business Corporation Act of 1965. The proposed change to replace the references in Article TWELFTH to the Arkansas Business Corporation Act of 1965 and the reference in Article SIXTEENTH to the Arkansas Business Corporation Act with references to the Arkansas Business Corporation Act of 1987 is a non-substantive change to correct references in Article TWELFTH that were inadvertently left in the Articles of Incorporation at the time Article FIFTEENTH was added, and to replace them with accurate references to the Arkansas Business Corporation Act of 1987, as well as to make references to the Arkansas Business Corporation Act of 1987 consistent throughout the Amended and Restated Articles of Incorporation by replacing the reference in Article SIXTEENTH to the Arkansas Business Corporation Act with a reference to the Arkansas Business Corporation Act of 1987.

With respect to the third change noted above, currently, shareholders who beneficially own more than 10% of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors are generally required in connection with purchasing additional shares to make a tender offer for all outstanding voting shares. This provision was included in the Company’s governing documents at a time when there was greater concern about coercive tender offers and other unwelcome takeover activity for financial institutions generally. Such activity is no longer as prevalent and therefore, in the Board’s view, the protective provision is no longer needed. The Company is now a well-established institution that welcomes significant investments from large institutional investors, so long as the investors receive any required approvals from regulatory authorities, and does not want to discourage significant investments by generally requiring an automatic tender offer to exceed the 10% threshold. The Company’s strong corporate governance principles and the Board’s ongoing focus on assessing available strategic opportunities for the Company negate the need for this outdated takeover protection provision.

The details of the amendments that would be made if this proposal is approved are as follows:

•

Replace references to “the Arkansas Business Corporation Act of 1965” in Article TWELFTH with “the Arkansas Business Corporation Act of 1987.”

•

Replace the reference to “the Arkansas Business Corporation Act” in Article SIXTEENTH with “the Arkansas Business Corporation Act of 1987.”

•

Delete Article EIGHTEENTH and Exhibit 1. Article EIGHTEENTH creates a series of preferred stock designated as Senior Noncumulative Perpetual Preferred Stock, Series A and Exhibit 1 is the Certificate of Designations and Standard Provisions for such series, which has been fully redeemed.

•

Delete Article NINETEENTH and Exhibits 2 and 3. Article NINETEENTH creates (1) a series of preferred stock designated as the Series A Preferred Stock, Par Value $0.01 Per Share and (2) a series of preferred stock designated as the Series B Preferred Stock, Par Value $0.01 per share. Exhibits 2 and 3 are the Certificates of Designations and Standard Provisions for each such series, respectively, which have been fully redeemed.

•

Renumber Article TWENTIETH as Article EIGHTEENTH and Exhibit 4 as Exhibit 1.

•

Delete section (a) of Article ELEVENTH in order to remove the tender offer requirement described above, and make certain conforming changes throughout the Amended and Restated Articles of Incorporation.

Note that if shareholders vote to approve this proposal, all amendments will be implemented as soon as practicable. This general description of the proposed amendments to the Amended and Restated Articles of Incorporation is qualified in its entirety by reference to the text of the proposed amendments, which is provided as Appendix A to this proxy statement. Proposed additions are indicated by underlining and proposed deletions are indicated by strikethroughs.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5 TO REVISE OUTDATED INFORMATION IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

PROPOSAL 6 - INCLUDE PROVISIONS IN THE AMENDED AND RESTATED

ARTICLES OF INCORPORATION TO PROVIDE FOR MAJORITY VOTING

IN UNCONTESTED ELECTIONS OF DIRECTORS

As part of the general review described above, the Board has determined that it is advisable, and has voted unanimously to recommend, that an amendment to the Amended and Restated Articles of Incorporation be adopted to include a provision providing for majority voting in uncontested elections of directors. The Board considers majority voting in the election of directors to be an important piece of its corporate governance strategy and believes that majority voting encourages Board accountability and responsiveness to shareholder concerns. A majority voting provision is included in the Company’s by-laws. To be consistent with the by-laws and the requirements of the Arkansas Business Corporation Act of 1987, the Board believes it is in the best interest of shareholders to codify this majority voting standard in the Amended and Restated Articles of Incorporation, as well.

The Company’s by-laws currently provide that, in an “uncontested election,” which is an election in which the number of nominees for director is less than or equal to the number of directors to be elected, a nominee for director shall be elected by a majority of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote thereon. This means that the votes cast “for” a nominee must exceed the votes cast “against” the nominee. If an incumbent nominee does not receive the required votes for election at the meeting, the Board, through a process managed by the Board’s Nominating and Corporate Governance Committee, will consider whether to accept the director’s offer of resignation, which is required to be immediately tendered under the Company’s by-laws, and will publicly disclose its decision.

Consistent with the by-law provision, the proposed amendment to the Amended and Restated Articles of Incorporation, to be added to Article EIGHTH as a new second paragraph, is as follows:

At each meeting of shareholders for the election of directors at which a quorum exists, each nominee for director shall be elected by a majority of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote on such nominee’s election; provided, however, that if the election of directors is contested, directors shall be elected by a plurality of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote thereon. A “majority of the votes cast” means the number of shares voted “for” a nominee’s election must exceed the number of shares voted “against” such nominee’s election, with abstentions and broker non-votes being disregarded. An election of directors shall be considered “contested” if the number of nominees for director is greater than the number of directors to be elected.

Note that if shareholders vote to approve this proposal, the amendment will be implemented as soon as practicable. This general description of the proposed amendment to the Amended and Restated Articles of Incorporation is qualified in its entirety by reference to the text of the proposed amendment, which is provided as Appendix A to this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 6 TO INCLUDE PROVISIONS IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO PROVIDE FOR MAJORITY VOTING IN UNCONTESTED ELECTIONS OF DIRECTORS.

FINANCIAL STATEMENTS

A copy of the annual report on Form 10-K for the year ended December 31, 2020, required to be filed with the U.S. Securities and Exchange Commission, including audited financial statements, is enclosed herewith. Such report and financial statements contained therein are not incorporated into this Proxy Statement and are not considered a part of the proxy soliciting materials, since they are not deemed material for the exercise of prudent judgment in regard to the matters to be acted upon at the meeting.

Upon written request by any shareholder addressed to George A. Makris III, Secretary, Simmons First National Corporation, P. O. Box 7009, Pine Bluff, Arkansas 71611, a copy of the Company’s annual report on Form 10-K required to be filed with the U.S. Securities and Exchange Commission, including the financial statements and schedules thereto, will be furnished without charge.

PROPOSALS FOR 2022 ANNUAL MEETING

Shareholders who intend to submit proposals pursuant to Rule 14a-8 of the Exchange Act to be presented at the Company’s 2022 Annual Meeting of Shareholders and included in the Company’s proxy statement relating to such meeting must submit such proposals to the Corporate Secretary of the Company at the Company’s principal executive offices no later than December 16, 2021. Such proposals must also comply with the additional requirements of Rule 14a-8 of the Exchange Act (or any successor rule) to be eligible for inclusion in the proxy statement for the 2022 Annual Meeting of Shareholders. In addition, the Company’s by-laws provide that only such business (including, without limitation, the nomination of persons for election to the Board) which is properly brought before a shareholder meeting will be conducted. For business (including, without limitation, the nomination of persons for election to the Board) to be properly brought before an annual meeting of the shareholders by a shareholder, the shareholder must provide notice to the Corporate Secretary of the Company at the Company’s principal executive offices not later than 90 days nor earlier than 120 days prior to the first anniversary of the prior year’s annual meeting of the shareholders. In the event that the Company did not hold an annual meeting of the shareholders in the prior year or if the first anniversary of the prior year’s annual meeting of the shareholders is more than 30 days before or after the date of the current year’s annual meeting of the shareholders, the shareholder’s notice is timely only if it is delivered to the Secretary of the Corporation at the principal executive offices of the Company no later than the 10th day after the Company publicly announces the date of the current year’s annual meeting of the shareholders or the 90th day before the date of the current year’s annual meeting of the shareholders, whichever is later. To be in proper written form, a shareholder’s notice to the Company’s Corporate Secretary must comply with all requirements contained in the Company’s by-laws, a copy of which may be obtained upon written request to the Corporate Secretary of the Company.

Accordingly, a shareholder who intends to raise a proposal to be acted upon at the 2022 Annual Meeting of Shareholders, but who does not desire to include the same in the Company’s 2022 proxy statement, must provide written notice to the Company’s Corporate Secretary no earlier than January 20, 2022, nor later than February 19, 2022. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, and the persons named as proxies in the Company’s proxy for the 2022 Annual Meeting of Shareholders may exercise their discretionary authority to vote upon any such proposal to the extent brought before such meeting.

OTHER MATTERS

Management knows of no other matters to be brought before this annual meeting. However, if other matters should properly come before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their best judgement on such matters.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements contained in this Proxy Statement may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” estimate,” “expect,” “foresee,” “intend,” “indicate,” “likely,” “target,” “plan,” “positions,” “prospects,” “project,” “predict,” or “potential,” by future conditional verbs such as “could,” “may,” “might,” “should,” “will,” or “would,” by variations of such words or by similar expressions. These forward-looking statements include, without limitation, those relating to the Company’s future growth, revenue, expenses, assets, asset quality, profitability, earnings, accretion, customer service, investment in and success of digital channels, critical accounting policies, net interest margin, non-interest revenue, market conditions related to and the impact of the Company’s stock repurchase program, consumer habits, the Company’s ability to recruit and retain key employees, the adequacy of the allowance for credit losses, the impacts of the COVID-19 pandemic and the ability of the Company to manage the impacts of the COVID-19 pandemic, the impacts of the Company’s and its customers’ participation in the Paycheck Protection Program, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, plans for investments in securities, effect of future litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

These forward-looking statements involve risks and uncertainties, and may not be realized due to a variety of factors, including, without limitation: changes in the Company’s operating, acquisition, or expansion strategy; the effects of future economic conditions (including unemployment levels and slowdowns in economic growth), governmental monetary and fiscal policies, as well as legislative and regulatory changes; the impacts of the COVID-19 pandemic on the Company’s operations and performance; the ultimate effect of measures the Company takes or has taken in response to the COVID-19 pandemic; the severity and duration of the COVID-19 pandemic, including the effectiveness of vaccination efforts; the pace of recovery when the COVID-19 pandemic subsides and the heightened impact it has on many of the risks described herein; changes in real estate values; changes in interest rates; changes in the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest sensitive assets and liabilities; changes in the securities markets generally or the price of the Company’s common stock specifically; developments in information technology affecting the financial industry; cyber threats, attacks or events; reliance on third parties for the provision of key services; further changes in accounting principles relating to loan loss recognition; uncertainty and disruption associated with the discontinued use of the London Inter-Bank Offered Rate; the costs of evaluating possible acquisitions and the risks inherent in integrating acquisitions; possible adverse rulings; judgements, settlements, and other outcomes of pending or future litigation; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet; the failure of assumptions underlying the establishment of reserves for possible credit losses, fair value for loans, other real estate owned, and those factors set forth from time to time in the Company’s press releases and filings with the U.S. Securities and Exchange Commission (“SEC”), including, without limitation, the Company’s Form 10-K for the year ended December 31, 2020 (which has been filed with, and is available from, the SEC). Many of these factors are beyond our ability to predict or control, and actual results could differ materially from those indicated in or implied by the forward-looking statements due to these factors and others. In addition, as a result of these and other factors, our past financial performance should not be relied upon as an indication of future performance.

We believe the assumptions and expectations that underlie or are reflected in our forward-looking statements are reasonable, based on information available to us on the date hereof. However, given the described uncertainties and risks, we cannot guarantee our future performance or results of operations or whether our future performance will differ materially from the performance reflected in or implied by our forward-looking statements, and you should not place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and all written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this section.

BY ORDER OF THE BOARD OF DIRECTORS:

George A. Makris III, Secretary

Pine Bluff, Arkansas

April 15, 2021

Appendix A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF

SIMMONS FIRST NATIONAL CORPORATION

Pursuant to, and in accordance with, the Arkansas Business Corporation Act of 1987, the Articles of Incorporation of Simmons First National Corporation are hereby amended and restated as follows:

FIRST: The name of this Corporation is

SIMMONS FIRST NATIONAL CORPORATION.

SECOND: The duration of this Corporation and the period of its existence shall be perpetual.

THIRD: The nature of the business of this Corporation and the objects and purposes proposed to be transacted, promoted or carried on by it are as follows, to-wit:

(a) To act as a holding company and to acquire and own stock or other interest in other businesses of any lawful character, including specifically banks, mortgage loan and servicing businesses, factoring businesses, and other financially oriented businesses; and as shareholder or as owner of other interest in such businesses, to exercise all rights incident thereto;

(b) To do all things herein set forth, and in addition, all such other acts and things necessary or convenient or intended for the attainment of any of the purposes of this Corporation and to participate in, engage in, carry on and conduct any business that a natural person lawfully might or could do insofar as such acts and business undertakings are permitted to be done by a corporation organized under the general corporation laws of the State of Arkansas, with all powers conferred upon corporations, specifically or by inference, under the laws of the State of Arkansas.

FOURTH: The authorized capital stock of this Corporation shall consist of 175,000,000 shares of Class A Common Stock having a par value of $0.01 per share and 40,040,000 shares of Preferred Stock having a par value of $0.01 per share, with the powers, privileges, incidents, preferences and limitations hereinafter set forth below:

(a) Class A common Stock:

The entire voting power of this Corporation shall be vested in the Class A common stock, and the holder of each share of the Class A common stock shall be entitled to one vote, in person or by proxy, for each share of such stock standing in the holder’s name on the books of the Corporation.

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(b) Preferred Stock:

The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of Preferred Stock, in series, and by filing a certificate pursuant to the applicable law of the State of Arkansas, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(1) The number of shares constituting that series and the distinctive designation of that series;

(2) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(5) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

(8) Any other relative rights, preferences and limitations of that series.

The aggregate liquidation preference of all shares of Preferred stock shall not exceed $80,000,000. The aggregate liquidation preference may be allocated among shares in different series in such manner and amounts as the Board may determine in the resolution establishing such series.

Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on the common shares with respect to the same dividend period.

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(c) General

(1) No shareholder of the Corporation shall because of the ownership of stock have a pre-emptive or other right to purchase, subscribe for, or take any part of the stock or any part of the notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase stock of the Corporation issued, optioned, or sold by it. Any part of the capital stock authorized by the Articles of Incorporation or any amendment thereto duly filed, and any part of the notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase stock of the Corporation may, at any time, be issued, optioned for sale, and sold or disposed of by the Corporation pursuant to resolution of its Board of Directors to such persons and upon such terms as to such Board may seem proper without first offering such stock or securities or any part thereof to existing shareholders.

(2) The Board of Directors of the Corporation shall have the power, at their discretion, to prepare and cause to be issued convertible bonds or debentures of the Corporation, whether or not secured by a sinking fund, pledge or other commitment, having such rights, conversion options into the Class A common stock of the Corporation, bearing such interest, having such maturity dates, with such restrictions, incidents, privileges, and characteristics, and in such amounts, total and individually, as may be determined by the Board of Directors to be appropriate for the corporate purposes.

FIFTH: The Corporation shall not commence business until it has received consideration of the value of at least Three Hundred Dollars for the issuance of its shares of stock.

SIXTH: The initial office of the Corporation shall be at Fifth and Main Streets in the City of Pine Bluff, Arkansas, and the name of the resident agent of the Corporation is George A. Makris, whose address is 501 Main Street, Pine Bluff, Arkansas, 71601.

SEVENTH: The name and post office address of the incorporator is Wayne A. Stone, 10 Westridge Drive, Pine Bluff, Arkansas.

EIGHTH: The Board of Directors of this Corporation shall consist of not less than five (5) nor more than twenty-five (25) persons, the exact number of directors within such minimum and maximum limits to be fixed and determined, from time to time, by resolution of majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

At each meeting of shareholders for the election of directors at which a quorum exists, each nominee for director shall be elected by a majority of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote on such nominee’s election; provided, however, that if the election of directors is contested, directors shall be elected by a plurality of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote thereon. A “majority of the votes cast” means the number of shares voted “for” a nominee’s election must exceed the number of shares voted “against” such nominee’s election, with abstentions and broker non-votes being disregarded. An election of directors shall be considered “contested” if the number of nominees for director is greater than the number of directors to be elected.

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NINTH: The affairs and business of this Corporation shall be controlled and conducted by the Board of Directors. The Board of Directors may make By-Laws for the management of the affairs and business of this Corporation, from time to time, and may amend or repeal such By-Laws. In addition, the Corporation and Board of Directors shall have all the powers provided for boards of directors and corporations under the laws of the State of Arkansas, including, but not limited to, the power to create an Executive Committee from among their number, to provide for the day-to-day management and operations of the Corporation’s affairs.

TENTH: The private property of the stockholders shall not be subject to the payment of the corporate debts to any extent whatsoever.

ELEVENTH: ~~(a)(1) Except as otherwise expressly provided in this Article, in the event that any person becomes an Interested Stockholder (as hereinafter defined), then any acquisition of additional Voting Shares (as hereinafter defined), other than through a Business Combination (as hereinafter defined), by such Interested Stockholder shall only be pursuant to a Tender Offer ( as hereinafter defined) to acquire, for cash, any and all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (“Voting Shares”) not owned by such Interested Stockholder at the Fair Price (as hereinafter defined).~~

~~(2) The provisions of this section (a) shall not apply to any person exempted from the requirements of this section by the Board of Directors in a resolution passed before the person becomes an Interested Stockholder.~~

~~(3) A Tender Offer shall be made on the terms and subject to the conditions as set forth below:~~

~~(i) All expenses associated with the making and conduct of the Tender Offer shall be the sole responsibility of the Interested Stockholder; and~~

~~(ii) The Tender Offer shall be an offer to purchase any and all outstanding Voting Shares not owned by the Interested Stockholder at a price per share not less than the Fair Price, net to the seller in cash. Shares tendered pursuant to valid guarantees of delivery before the initial expiration date of the Tender Offer, specifically identifying certificates therefor, shall be deemed to be validly tendered for purposes of the Tender Offer. The initial expiration of the Tender Offer shall not be less than twenty (20) business days after the commencement of the Tender Offer.~~

(a)~~(b)~~ In addition to any affirmative vote required by law, and except as otherwise expressly provided in this Article:

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(1) any merger or consolidation of the Corporation with or into any other Corporation~~,~~; or

(2) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the property and assets of the Corporation~~,~~; or

(3) the adoption of any plan or proposal of liquidation or dissolution of the Corporation; or

(4) any reclassification of the Corporation’s securities (including any stock split);

shall require the affirmative vote of the holders of at least 80% of the outstanding Voting Shares, unless such Business Combination is approved by 80% of the Continuing Directors (as hereinafter defined) of the Corporation. Such affirmative vote of the shareholders or directors shall be required, notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or in any agreement or otherwise.

(b)~~(c)~~ The provisions of section~~sections~~ (a) ~~and (b)~~ of this Article shall not be applicable to any Business Combination ~~or stock acquisition,~~ and such Business Combination ~~or stock acquisition~~ shall require only such affirmative vote as is required by law and any other provisions of these Articles of Incorporation, if any, if such transaction has been approved by 80% of the Continuing Directors of the Corporation.

(c)~~(d)~~ For purposes of this Article:

(1) “Business Combination” means any transaction which is referred to in any one or more paragraphs (1) through (4) of section (a)~~(b)~~ of this Article.

(2) “Person” includes a natural person, corporation, partnership, association, joint stock company, trust, unincorporated association or other entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of common stock, such syndicate or group shall be deemed a Person for purposes of this Article.

(3) “Interested Stockholder” means any Person (other than the Corporation), any Subsidiary (as hereinafter defined) or any Employee Stock Ownership Trust or other compensation plan of the Corporation, who or which as of any date immediately prior to the consummation of any transaction described in this Article:

(i) is the beneficial owner, directly or indirectly, of more than 10% of the Voting Shares; or

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(ii) is an Affiliate of the Corporation and at any time within two years prior thereto was the beneficial owner, directly or indirectly, of not less than 6% of the then outstanding Voting Shares.

(4) “Tender Offer” means a tender offer for cash made in accordance with the then applicable rules and regulations of the Securities and Exchange Commission issued pursuant to Section 14(d) of the Securities Exchange Act of 1934, as amended.

~~(5) “Fair Price” means the amount payable by the Interested Stockholder in respect of each Voting Share, which shall be the greater amount determined on either of the following bases:~~

~~(i) The highest price per share of Voting Shares including commissions paid to brokers or dealers for solicitation or other services, at which Voting Shares held by the Interested Stockholder were acquired pursuant to any market purchase or otherwise within the preceding twenty-four (24) full calendar months prior to the commencement of the Tender Offer. For purposes of this subsection (i), if the consideration paid in any such acquisition of Voting Shares consisted, in whole or part, of consideration other than cash, then such other consideration shall be valued at the market value thereof at the time of the payment.~~

~~(ii) The highest sale price per share of the Voting Shares for any trading day during the preceding twenty-four (24) full calendar months prior to the commencement of the Tender Offer. For purposes of this subsection (ii), the sale price for any trading day shall be the last sale price per share of Voting Shares as reported in the National Association of Securities Dealers Automated Quotation System.~~

(5)~~(6)~~ “Beneficial Ownership” means any right or power through any contract, arrangement, understanding, relationship or otherwise to exercise, directly or indirectly, (1) voting power, which includes the power to vote, or to direct the voting of, the Voting Shares, or (2) investment power, which includes the power to dispose of, or to direct the disposition of, the Voting Shares.

Notwithstanding the foregoing, Beneficial Ownership shall not include (1) ownership by a registered broker holding shares of Voting Shares in its street name for customers, or (2) ownership by an employee plan maintained for the Company’s employees, provided that each employee is entitled to vote the shares in the trust which are allocable to him.

(6)~~(7)~~ A person shall be a “beneficial owner” of any Voting Shares:

(i) which such Person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly; or

(ii) which such Person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding, or

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(iii) which are beneficially owned, directly or indirectly, by any other Person with which such first mentioned Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any Voting Shares.

(7)~~(8)~~ An “Affiliate” of, or a Person “affiliated” with, a specified Person, is a Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with the Person specified.

(8)~~(9)~~ The term “Associate” used to indicate a relationship with any Person means (1) any corporation or organization (other than the Corporation or a majority-owned subsidiary of the Corporation) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (2) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, or (3) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

(9)~~(10)~~ The outstanding Voting Shares shall include shares deemed owned through application of paragraph (6)~~(7)~~ of section (c)~~(d)~~ above, but shall not include any other Voting Shares which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants, or options, or otherwise.

(10)~~(11)~~ “Proponent” means any Person (or its Affiliates or Associates) which makes any Tender Offer for the Voting Shares or proposes any Business Combination directly affecting the Corporation or its subsidiaries.

(11)~~(12)~~ “Continuing Directors” means the incumbent directors of the Corporation on the date immediately preceding the date the Proponent (or its Affiliates or Associates) became an Interested Stockholder. In the event the Proponent (or its Affiliates or Associates) is not an Interested Stockholder, then all directors of the Corporation shall be Continuing Directors.

(12)~~(13)~~ “Subsidiary” shall mean a corporation of which a majority of each class of equity is owned, directly or indirectly, by the Corporation.

(13) “Voting Shares” means any and all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

(d)~~(e)~~ A majority of the Continuing Directors shall have the power and duty to determine for the purposes of this Article on the basis of information known to them, (1) if a Business Combination is proposed by or on behalf of an Interested Stockholder or Affiliate of an Interested Stockholder, (2) the number of Voting Shares beneficially owned by any Person, (3) whether a person is an Affiliate or Associate of another, or (4) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in paragraph (6)~~(7)~~ of section (c)~~(d)~~ above.

7

(e)~~(f)~~ Nothing contained in this Article shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law. The Board of Directors is specifically authorized to seek equitable relief, including an injunction, to enforce the provisions of the Article.

TWELFTH: (a) Every person who was or is a party of, is threatened to be made party to, or is involved in, any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Corporation (or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise) shall be indemnified and held harmless to the fullest extent legally permissible under and pursuant to any procedure specified in the Arkansas Business Corporation Act of 1987~~1965~~, as amended and as the same may be amended hereafter, against all expenses, liabilities and losses (including attorney’s fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may enforced in any lawful manner by such person, and the Corporation may in the discretion of the Board of Directors enter into indemnification agreements with its directors and officers. Such right of indemnification shall not be exclusive of any other right which such director or officer may have or hereafter acquire and, without limiting the generality of such statement, he shall be entitled to his rights of indemnification under any agreement, vote of stockholders, provision of law or otherwise, as well as his rights under this section.

(b) The Board of Directors may cause the Corporation to purchase and maintain insurance on behalf of any person who is, or was, a director of officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation or as its representative in a partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

(c) Expenses incurred by a director or officer of the Corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he is, or was, a director or officer of the Corporation (or is or was serving at the Corporation’s request as a director or officer of another corporation or as its representative in a partnership, joint venture, trust or other enterprise) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding (1) upon authorization (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are not parties to the action, suit or proceeding, (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, then by independent legal counsel in a written opinion, or (iii) by the shareholders; and (2) upon receipt of an undertaking by, or on behalf of, such person to repay such amount, if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized by relevant provisions of the Arkansas Business Corporation Act of 1987~~1965~~ as the same now exists or as it may hereafter be amended.

8

(d) If any provision of this Article or the application thereof to any person or circumstance is adjudicated invalid, such invalidity shall not affect other provisions or applications of this Article which lawfully can be given without the invalid provision of this Article.

THIRTEENTH: In the event of any Tender Offer, merger offer or other acquisitive offer for the shares or assets of the Corporation or any of its subsidiaries, then, in addition to any other action required by law, the Board of Directors shall consider the following factors in evaluating such offer, prior to making any recommendation with respect to such offer:

(a) The likely impact of the proposed acquisitive transaction on the Corporation, its subsidiaries, its shareholders, its employees and the communities served by the Corporation and its subsidiaries;

(b) The timeliness of the offer and proposed transaction considering the current business climate and the current business activities and plans of the Corporation and its subsidiaries;

(c) The possibility of any legal defects, including but not limited to bank and bank holding company regulatory matters, in the offer of proposed transaction;

(d) The risk of non-consummation of the offer due to inadequate financing, failure to obtain regulatory approval or such other risks as the Board may identify;

(e) The current market price of the stock and the assets of the Corporation and its subsidiaries;

(f) The book value of the stock of the Corporation;

(g) The relationship of the proposed price in the offer to the Board’s opinion of the current value of the Corporation and its subsidiaries in an independently negotiated transaction;

(h) The relationship of the proposed price in the offer to the Board’s opinion of the future value of the Corporation and its subsidiaries as an independent entity; and

(i) Any other factors which the Board deems pertinent.

No director who is an Affiliate or Associate (as defined in Article Eleventh above) of the offer or shall participate in any manner whatsoever in the above evaluation of the offer.

FOURTEENTH: Any amendment, repeal or modification of any of the terms of the Articles of Incorporation of the Corporation shall, in addition to all other requirements of law, require the approval of 80% of the shares entitled to vote on such amendment, repeal or modification, unless such amendment, repeal or modification shall have been approved by an affirmative vote of 80% of the Continuing Directors of the Corporation (as defined in Article Eleventh above).

9

FIFTEENTH: The Corporation elects to be governed by and subject to the Arkansas Business Corporation Act of 1987.

SIXTEENTH: To the fullest extent permitted by the Arkansas Business Corporation Act of 1987, as it now exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.

SEVENTEENTH: Reserved

~~EIGHTEENTH: There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Senior Noncumulative Perpetual Preferred Stock, Series A” (the “Designated Preferred Stock”). The authorized number of shares of Designated Preferred Stock shall be 30,852.~~

~~The Certificate of Designation and Standard Provisions attached hereto as Exhibit 1 shall set forth the terms of the Designated Preferred Stock.~~

~~NINETEENTH: There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation (1) a series of preferred stock designated as the “Series A Preferred Stock, Par Value $0.01 Per Share”, having 40,000 authorized shares; and (2) a series of preferred stock designated as the “Series B Preferred Stock, Par Value $0.01 Per Share”, having 2,000.02 authorized shares.~~

~~The Certificates of Designations and Standard Provisions for each of the series of preferred stock identified in this Article NINETEENTH attached hereto as Exhibits 2 and 3 shall set forth the terms of such series.~~

EIGHTEENTH~~TWENTIETH~~: There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Series D Preferred Stock, Par Value $0.01 Per Share”, having 767 authorized shares.

The Certificate of Designations and Standard Provisions attached hereto as Exhibit 1 ~~Exhibit 4~~ shall set forth the terms of such Series D Preferred Stock, Par Value $0.01 Per Share.

IN WITNESS WHEREOF, the Chairman and Chief Executive Officer of the Corporation has set his hand this [●]~~29th~~ day of [●]~~October, 2019~~.

SIMMONS FIRST NATIONAL CORPORATION

By	/s/ George A. Makris, Jr.
George A. Makris, Jr., Chairman and Chief Executive Officer

10

EXHIBIT 1

[CERTIFICATE OF DESIGNATIONS AND STANDARD PROVISIONS BEGINNING ON NEXT PAGE]

~~(SBLF Bank/Thrifts Senior Preferred Stock)~~

~~CERTIFICATE OF DESIGNATION~~

~~OF~~

~~SENIOR NON-CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A~~

~~OF~~

~~SIMMONS FIRST NATIONAL CORPORATION~~

~~The undersigned, being the Chairman and Chief Executive Officer of Simmons First National Corporation, a corporation organized and existing under the laws of the state of Arkansas (the“Issuer”), in accordance with Sections 4-27-101, et seq., of the Arkansas Business Corporation Act, does hereby certify that:~~

~~A.The Issuer entered into an Agreement and Plan of Merger (the “Merger”) with Community First Bancshares, Inc., a Tennessee corporation, (“CFB”) dated May 6, 2014, by which CFB would be merged with and into Issuer.~~

~~B.The Issuer anticipates that the Merger of CFB will be completed in the fourth quarter of 2014.~~

~~C.CFB is a participant in the United States Department of the Treasury’s (the “Treasury”) Small Business Loan Fund (“SBLF”).~~

~~D.As part of CFB’s participation in the SBLF, it issued 30,852 shares of Senior Non-Cumulative Perpetual Preferred Stock, Series C, with a liquidation value of $1,000 per share to the Treasury (“CFB Preferred Shares”) in exchange for $30,852,000 in SBLF funds (the “CFB Original Issuance”).~~

~~E.As part of the CFB Original Issuance, CFB also issued Certificate of Designation of Senior Non-Cumulative Perpetual Preferred Stock, Series C, which was originally filed by CFB with the Secretary of State of the state of Tennessee on August 16, 2011.~~

~~F.In connection with the Merger, the Issuer has agreed to issue 30,852 shares of Senior Non-Cumulative Perpetual Preferred Stock, Series A, with a par value of $0.01 and liquidation value of $1,000 per share with the rights, preferences and privileges set forth in this Certificate of Designation in exchange for the CFB Preferred Shares.~~

~~G.The board of directors of the Issuer (the “Board of Directors”), in accordance with the articles of incorporation and bylaws of the Issuer and applicable law, adopted the following resolution on 2-25, 2015 creating a series of 30,852 shares of preferred stock of the Issuer designated as “Senior Non-Cumulative Perpetual Preferred Stock, Series A”.~~

~~SBLF Participant No. [204]~~

~~RESOLVED, that pursuant to the provisions of the articles of incorporation and by laws of the Issuer and applicable law, a series of preferred stock, par value $0.01 per share, of the Issuer be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:~~

~~Part 1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of preferred stock of the Issuer a series of preferred stock designated as the “Senior Non-Cumulative Perpetual Preferred Stock, Series A” (the “Designated Preferred Stock”). The authorized number of shares of Designated Preferred Stock shall be 30,852.~~

~~Part 2. Standard Provisions. The Standard Provisions contained in Schedule A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this Certificate of Designation to the same extent as if such provisions had been set forth in full herein.~~

~~Part 3. Definitions. The following terms are used in this Certificate of Designation (including the Standard Provisions in Schedule A hereto) as defined below:~~

~~(a)” Common Stock” means the common stock, par value $0.01 per share, of the Issuer.~~

~~(b) “Definitive Agreement” means that certain Securities Purchase Agreement by and between CFB and Treasury, dated as of the Signing Date and assumed by the Issuer.~~

~~(c) “Junior Stock” means the Common Stock and any other class or series of stock of the Issuer the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend and redemption rights and/or as to rights on liquidation, dissolution or winding up of the Issuer.~~

~~(d) “Liquidation Amount” means $1,000 per share of Designated Preferred Stock.~~

~~(e) “Minimum Amount” means (i) the amount equal to twenty-five percent (25%) of the aggregate Liquidation Amount of Designated Preferred Stock issued on the Original Issue Date or (ii) all of the outstanding Designated Preferred Stock, if the aggregate liquidation preference of the outstanding Designated Preferred Stock is less than the amount set forth in the preceding clause (i).~~

~~(f) “Parity Stock” means any class or series of stock of the Issuer (other than Designated Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).~~

~~SBLF Participant No. [204]~~

~~(g) “Signing Date” means August 18, 2011.~~

~~(h) “Treasury” means the United States Department of the Treasury and any successor in interest thereto.~~

~~Part 4. Certain Voting Matters. Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.~~

~~[Remainder of Page Intentionally Left Blank]~~

~~SBLF Participant No. [204]~~

~~IN WITNESS WHEREOF, SIMMONS FIRST NATIONAL CORPORATION has caused this Certificate of Designation to be signed by George A. Makris, Jr., its Chairman and Chief Executive Officer, this 27th day of February, 2015.~~

~~SIMMONS FIRST NATIONAL CORPORATION~~

~~By:~~	~~/s/ George A. Makris, Jr.~~
~~Name: George A. Makris, Jr.  Title: Chairman and CEO~~

~~SBLF Participant No. [204]~~

~~Schedule A~~

~~STANDARD PROVISIONS~~

~~Section 1.General Matters. Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock. The Designated Preferred Stock shall be perpetual, subject to the provisions of Section 5 of these Standard Provisions that form a part of the Certificate of Designation. The Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Issuer, as set forth below.~~

~~Section 2.Standard Definitions. As used herein with respect to Designated Preferred Stock:~~

~~(a)”Acquiror”, in any Holding Company Transaction, means the surviving or resulting entity or its ultimate parent in the case of a merger or consolidation or the transferee in the case of a sale, lease or other transfer in one transaction or a series of related transactions of all or substantially all of the consolidated assets of the Issuer and its subsidiaries, taken as a whole.~~

~~(b) “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly through one or more intermediaries, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise.~~

~~(c)”Applicable Dividend Rate” has the meaning set forth in Section 3(a).~~

~~(d)”Appropriate Federal Banking Agency”means the “appropriate Federal banking agency” with respect to the Issuer as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision~~.

~~(e)”Bank Holding Company” means a company registered as such with the Board of Governors of the Federal Reserve System pursuant to 12 U.S.C. §1842 and the regulations of the Board of Governors of the Federal Reserve System thereunder.~~

~~(f) “Baseline”means the “Initial Small Business Lending Baseline” set forth on the Initial Supplemental Report (as defined in the Definitive Agreement), subject to adjustment pursuant to Section 3(a).~~

~~SBLF Participant No. [204]~~

~~(g) “Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Issuer’s stockholders.~~

~~(h) “Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York or the District of Columbia generally are authorized or required by law or other governmental actions to close.~~

~~(i) “Bylaws” means the bylaws of the Issuer, as they may be amended from time to time.~~

~~(j) “Call Report” has the meaning set forth in the Definitive Agreement.~~

~~(k) “Certificate of Designation” means the Certificate of Designation or comparable instrument relating to the Designated Preferred Stock, of which these Standard Provisions form a part, as it may be amended from time to time.~~

~~(l) “Charge-Offs” means the net amount of loans charged off by the Issuer or, if the Issuer is a Bank Holding Company or a Savings and Loan Holding Company, by the IDI Subsidiary(ies) during quarters that begin on or after the Signing Date, determined as follows:~~

~~(i) if the Issuer or the applicable IDI Subsidiary is a bank, by subtracting (A) the aggregate dollar amount of recoveries reflected on line RIAD4605 of its Call Reports for such quarters from (B) the aggregate dollar amount of charge-offs reflected on line RIAD4635 of its Call Reports for such quarters (without duplication as a result of such dollar amounts being reported on a year-to-date basis); or~~

~~(ii) if the Issuer or the applicable IDI Subsidiary is a thrift, by subtracting (A) the sum of the aggregate dollar amount of recoveries reflected on line VA140 of its Call Reports for such quarters and the aggregate dollar amount of adjustments reflected on line VA150 of its Call Reports for such quarters from (B) the aggregate dollar amount of charge-offs reflected on line VA160 of its Call Reports for such quarters.~~

~~(m) “Charter” means the Issuer’s certificate or articles of incorporation, articles of association, or similar organizational document.~~

~~(n) “CPP Lending Incentive Fee” has the meaning set forth in Section 3(e).~~

~~(o) “Current Period” has the meaning set forth in Section 3(a)(i)(2).~~

~~(p) “Dividend Payment Date” means January 1, April 1, July 1, and October 1 of each year.~~

~~SBLF Participant No. [204]~~

~~(q)Dividend Period” means the period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date; provided, however, the initial Dividend Period shall be the period from and including the Original Issue Date to, but excluding, the next Dividend Payment Date (the “Initial Dividend Period”).~~

~~(r) “Dividend Record Date” has the meaning set forth in Section 3(b).~~

~~(s) “Dividend Reference Period” has the meaning set forth in Section 3(a)(i)(2).~~

~~(t) “GAAP” means generally accepted accounting principles in the United States.~~

~~(u) “Holding Company Preferred Stock” has the meaning set forth in Section 7(c)(v).~~

~~(v) “Holding Company Transaction “means the occurrence of (a) any transaction (including, without limitation, any acquisition, merger or consolidation) the result of which is that a “person” or “group” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, (i) becomes the direct or indirect ultimate “beneficial owner,” as defined in Rule 13d-3 under that Act, of common equity of the Issuer representing more than 50% of the voting power of the outstanding Common Stock or (ii) is otherwise required to consolidate the Issuer for purposes of generally accepted accounting principles in the United States, or (b) any consolidation or merger of the Issuer or similar transaction or any sale, lease or other transfer in one transaction or a series of related transactions of all or substantially all of the consolidated assets of the Issuer and its subsidiaries, taken as a whole, to any Person other than one of the Issuer’s subsidiaries; provided that, in the case of either clause (a) or (b), the Issuer or the Acquiror is or becomes a Bank Holding Company or Savings and Loan Holding Company.~~

~~(w) “IDI Subsidiary” means any Issuer Subsidiary that is an insured depositary institution.~~

~~(x) “Increase in QSBL” means:~~

~~(i) with respect to the first (1st) Dividend Period, the difference obtained by subtracting (A) the Baseline from (B) QSBL set forth in the Initial Supplemental Report (as defined in the Definitive Agreement); and~~

~~(ii) with respect to each subsequent Dividend Period, the difference obtained by subtracting (A) the Baseline from (B) QSBL for the Dividend Reference Period for the Current Period.~~

~~(y) “Initial Dividend Period” has the meaning set forth in the definition of “Dividend Period”.~~

~~(z) “Issuer Subsidiary” means any subsidiary of the Issuer.~~

~~SBLF Participant No. [204]~~

~~(aa)“Liquidation Preference” has the meaning set forth in Section 4(a).~~

~~(bb)“Non-Qualifying Portion Percentage” means, with respect to any particular Dividend Period, the percentage obtained by subtracting the Qualifying Portion Percentage from one (1).~~

~~SBLF Participant No. [204]~~

~~(cc)“Original Issue Date” means August 18, 2011.~~

~~(dd)“Percentage Change in QSBL” has the meaning set forth in Section 3(a)(ii).~~

~~(ee)“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.~~

~~(ff)“Preferred Director” has the meaning set forth in Section 7(c).~~

~~(gg)“Preferred Stock” means any and all series of preferred stock of the Issuer, including the Designated Preferred Stock.~~

~~(hh)“Previously Acquired Preferred Shares” has the meaning set forth in the Definitive Agreement.~~

~~(ii)“Private Capital” means, if the Issuer is Matching Private Investment Supported (as defined in the Definitive Agreement), the equity capital received by the Issuer or the applicable Affiliate of the Issuer from one or more non-governmental investors in accordance with Section 1.3(m) of the Definitive Agreement.~~

~~(jj)“Publicly-traded” means a company that (i) has a class of securities that is traded on a national securities exchange and (ii) is required to file periodic reports with either the Securities and Exchange Commission or its primary federal bank regulator.~~

~~(kk)“Qualified Small Business Lending” or”QSBL” means, with respect to any particular Dividend Period, the “Quarter-End Adjusted Qualified Small Business Lending” for such Dividend Period set forth in the applicable Supplemental Report.~~

~~(ll)“Qualifying Portion Percentage” means, with respect to any particular Dividend Period, the percentage obtained by dividing (i) the Increase in QSBL for such Dividend Period by (ii) the aggregate Liquidation Amount of then-outstanding Designated Preferred Stock.~~

~~(mm)“Savings and Loan Holding Company” means a company registered as such with the Office of Thrift Supervision pursuant to 12 U.S.C. §1467a(b) and the regulations of the Office of Thrift Supervision promulgated thereunder.~~

~~(nn)“Share Dilution Amount” means the increase in the number of diluted shares outstanding (determined in accordance with GAAP applied on a consistent basis, and as measured from the date of the Issuer’s or CFB’s most recent consolidated financial statements prior to the Signing Date) resulting from the grant, vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction.~~

~~SBLF Participant No. [204]~~

~~(oo)“Signing Date Tier 1 Capital Amount” means $127,931,000.~~

~~(pp)“Standard Provisions” mean these Standard Provisions that form a part of the Certificate of Designation relating to the Designated Preferred Stock.~~

~~(qq)“Supplemental Report” means a Supplemental Report delivered by the Issuer or CFB to Treasury pursuant to the Definitive Agreement.~~

~~(rr)“Tier 1 Dividend Threshold” means, as of any particular date, the result of the following formula:~~

~~( ( A + B – C ) * 0.9 ) – D~~

~~where:~~

~~A = Signing Date Tier 1 Capital Amount;~~

~~B = the aggregate Liquidation Amount of the Designated Preferred Stock issued to Treasury;~~

~~C = the aggregate amount of Charge-Offs since the Signing Date; and~~

~~D = (i) beginning on the first day of the eleventh (11th) Dividend Period, the amount equal to ten percent (10%) of the aggregate Liquidation Amount of the Designated Preferred Stock issued to Treasury as of the Effective Date (without regard to any redemptions of Designated Preferred Stock that may have occurred thereafter) for every one percent (1%) of positive Percentage Change in Qualified Small Business Lending between the ninth (9th) Dividend Period and the Baseline; and~~

~~(ii) zero (0) at all other times.~~

~~(ss) “Voting Parity Stock” means, with regard to any matter as to which the holders of Designated Preferred Stock are entitled to vote as specified in Section 7(d) of these Standard Provisions that form a part of the Certificate of Designation, any and all series of Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.~~

~~SBLF Participant No. [204]~~

~~Section 3.Dividends.~~

~~(a)Rate.~~

~~(i) The “Applicable Dividend Rate” shall be determined as follows:~~

~~(1) With respect to the Initial Dividend Period, the Applicable Dividend Rate shall be 5%.~~

~~(2) With respect to each of the second (2nd) through the tenth (10th) Dividend Periods, inclusive (in each case, the “Current Period”), the Applicable Dividend Rate shall be:~~

~~(A) (x) the applicable rate set forth in column “A” of the table in Section 3(a)(iii), based on the Percentage Change in QSBL between the Dividend Period that was two Dividend Periods prior to the Current Period (the “Dividend Reference Period”) and the Baseline, multiplied by (y) the Qualifying Portion Percentage; plus~~

~~(B) (x) five percent (5%) multiplied by (y) the Non- Qualifying Portion Percentage.~~

~~In each such case, the Applicable Dividend Rate shall be determined at the time the Issuer delivers a complete and accurate Supplemental Report to Treasury with respect to the Dividend Reference Period.~~

~~(3) With respect to the eleventh (11th) through the eighteenth (18th) Dividend Periods, inclusive, and that portion of the nineteenth (19th) Dividend Period prior to, but not including, the four and one half (4½) year anniversary of the Original Issue Date, the Applicable Dividend Rate shall be:~~

~~(A) (x) the applicable rate set forth in column “B” of the table in Section 3(a)(iii), based on the Percentage Change in QSBL between the ninth (9th) Dividend Period and the Baseline, multiplied by (y) the Qualifying Portion Percentage, calculated as of the last day of the ninth (9th) Dividend Period; plus~~

~~(B) (x) five percent (5%) multiplied by (y) the Non- Qualifying Portion Percentage, calculated as of the last day of the ninth (9th) Dividend Period.~~

~~SBLF Participant No. [204]~~

~~In such case, the Applicable Dividend Rate shall be determined at the time the Issuer delivers a complete and accurate Supplemental Report to Treasury with respect to the ninth (9th) Dividend Period.~~

~~(4) With respect to (A) that portion of the nineteenth (19th) Dividend Period beginning on the four and one half (4½) year anniversary of the Original Issue Date and (B) all Dividend Periods thereafter, the Applicable Dividend Rate shall be nine percent (9%).~~

~~(5) Notwithstanding anything herein to the contrary, if the Issuer fails to submit a Supplemental Report that is due during any of the second (2nd) through tenth (10th) Dividend Periods on or before the sixtieth (60th) day of such Dividend Period, the Issuer’s QSBL for the Dividend Period that would have been covered by such Supplemental Report shall be zero (0) for purposes hereof.~~

~~(6) Notwithstanding anything herein to the contrary, but subject to Section 3(a)(i)(5) above, if the Issuer fails to submit the Supplemental Report that is due during the tenth (10th) Dividend Period, the Issuer’s QSBL shall be zero (0) for purposes of calculating the Applicable Dividend Rate pursuant to Section 3(a)(i)(3) and (4). The Applicable Dividend Rate shall be re-determined effective as of the first day of the calendar quarter following the date such failure is remedied, provided it is remedied prior to the four and one half (4½) anniversary of the Original Issue Date.~~

~~(7) Notwithstanding anything herein to the contrary, if the Issuer fails to submit any of the certificates required by Sections 3.1(d)(ii) or 3.1(d)(iii) of the Definitive Agreement when and as required thereby, the Issuer’s QSBL for the shall be zero (0) for purposes of calculating the Applicable Dividend Rate pursuant to Section 3(a)(i)(2) or (3) above until such failure is remedied.~~

~~(ii) The “Percentage Change in Qualified Lending” between any given Dividend Period and the Baseline shall be the result of the following formula, expressed as a percentage:~~

~~SBLF Participant No. [204]~~

~~(iii) The following table shall be used for determining the Applicable Dividend Rate:~~

~~The Applicable Dividend Rate shall be:~~
~~If the Percentage Change in Qualified Lending is:~~	~~Column “A” (each of the 2nd – 10th Dividend Periods)~~	~~Column “B” (11th – 18th, and the first part of the19th, Dividend Periods)~~
~~0% or less~~	~~5%~~	~~7%~~
~~More than 0%, but less than 2.5%~~	~~5%~~	~~5%~~
~~2.5% or more, but less than 5%~~	~~4%~~	~~4%~~
~~5% or more, but less than 7.5%~~	~~3%~~	~~3%~~
~~7.5% or more, but less than 10%~~	~~2%~~	~~2%~~
~~10% or more~~	~~1%~~	~~1%~~

~~(iv) If the Issuer consummates a Business Combination, a purchase of loans or a purchase of participations in loans and the Designated Preferred Stock remains outstanding thereafter, then the Baseline shall thereafter be the “Quarter-End Adjusted Small Business Lending Baseline” set forth on the Quarterly Supplemental Report (as defined in the Definitive Agreement).~~

~~(b)Payment. Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, non-cumulative cash dividends with respect to:~~

~~(i) each Dividend Period (other than the Initial Dividend Period) at a rate equal to one-fourth (¼) of the Applicable Dividend Rate with respect to each Dividend Period on the Liquidation Amount per share of Designated Preferred Stock, and no more, payable quarterly in arrears on each Dividend Payment Date; and~~

~~(ii) the Initial Dividend Period, on the first such Dividend Payment Date to occur at least twenty (20) calendar days after the Original Issue Date, an amount equal to (A) the Applicable Dividend Rate with respect to the Initial Dividend Period multiplied by (B) the number of days from the Original Issue Date to the last day of the Initial Dividend Period (inclusive) divided by 360.~~

~~In the event that any Dividend Payment Date would otherwise fall on a day that is not a Business Day, the dividend payment due on that date will be postponed to the next day that is a Business Day and no additional dividends will accrue as a result of that postponement. For avoidance of doubt, “payable quarterly in arrears” means that, with respect to any particular Dividend Period, dividends begin accruing on the first day of such Dividend Period and are payable on the first day of the next Dividend Period.~~

~~SBLF Participant No. [204]~~

~~The amount of dividends payable on Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of four 90-day quarters, and actual days elapsed over a 90-day quarter.~~

~~Dividends that are payable on Designated Preferred Stock on any Dividend Payment Date will be payable to holders of record of Designated Preferred Stock as they appear on the stock register of the Issuer on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.~~

~~Holders of Designated Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section 3 (subject to the other provisions of the Certificate of Designation).~~

~~(c)Non-Cumulative. Dividends on shares of Designated Preferred Stock shall be non-cumulative. If the Board of Directors or any duly authorized committee of the Board of Directors does not declare a dividend on the Designated Preferred Stock in respect of any Dividend Period:~~

~~(i) the holders of Designated Preferred Stock shall have no right to receive any dividend for such Dividend Period, and the Issuer shall have no obligation to pay a dividend for such Dividend Period, whether or not dividends are declared for any subsequent Dividend Period with respect to the Designated Preferred Stock; and~~

~~(ii) the Issuer shall, within five (5) calendar days, deliver to the holders of the Designated Preferred Stock a written notice executed by the Chief Executive Officer and the Chief Financial Officer of the Issuer stating the Board of Directors’ rationale for not declaring dividends.~~

~~(d)Priority of Dividends; Restrictions on Dividends.~~

~~(i) Subject to Sections 3(d)(ii), (iii) and (v) and any restrictions imposed by the Appropriate Federal Banking Agency or, if applicable, the Issuer’s state bank supervisor (as defined in Section 3(r) of the Federal Deposit Insurance Act (12 U.S.C. § 1813(q)), so long as any share of Designated Preferred Stock remains outstanding, the Issuer may declare and pay dividends on the Common Stock, any other shares of Junior Stock, or Parity Stock, in each case only if (A) after giving effect to such dividend the Issuer’s Tier 1 capital would be at least equal to the Tier 1 Dividend Threshold, and (B) full dividends on all outstanding shares of Designated Preferred Stock for the most recently completed Dividend Period have been or are contemporaneously declared and paid.~~

~~SBLF Participant No. [204]~~

~~(ii) If a dividend is not declared and paid in full on the Designated Preferred Stock in respect of any Dividend Period, then from the last day of such Dividend Period until the last day of the third (3rd) Dividend Period immediately following it, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock; provided, however, that in any such Dividend Period in which a dividend is declared and paid on the Designated Preferred Stock, dividends may be paid on Parity Stock to the extent necessary to avoid any material breach of a covenant by which the Issuer is bound.~~

~~(iii) When dividends have not been declared and paid in full for an aggregate of four (4) Dividend Periods or more, and during such time the Issuer was not subject to a regulatory determination that prohibits the declaration and payment of dividends, the Issuer shall, within five (5) calendar days of each missed payment, deliver to the holders of the Designated Preferred Stock a certificate executed by at least a majority of the Board of Directors stating that the Board of Directors used its best efforts to declare and pay such dividends in a manner consistent with (A) safe and sound banking practices and (B) the directors’ fiduciary obligations.~~

~~(iv) Subject to the foregoing and Section 3(e) below and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.~~

~~(v) If the Issuer is not Publicly-Traded, then after the tenth (10th) anniversary of the Signing Date, so long as any share of Designated Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock.~~

~~(e)Special Lending Incentive Fee Related to CPP. If Treasury held Previously Acquired Preferred Shares immediately prior to the Original Issue Date and the Issuer did not apply to Treasury to redeem such Previously Acquired Preferred Shares prior to December 16, 2010, and if the Issuer’s Supplemental Report with respect to the ninth (9th) Dividend Period reflects an amount of Qualified Small Business Lending that is less than or equal to the Baseline (or if the Issuer fails to timely file a Supplemental Report with respect to the ninth (9th) Dividend Period), then beginning on April 1, 2014 and on all Dividend Payment Dates thereafter ending on April 1, 2016, the Issuer shall pay to the Holders of Designated Preferred Stock, on each share of Designated Preferred Stock, but only out of assets legally available therefor, a fee equal to 0.5% of the Liquidation Amount per share of Designated Preferred Stock (“CPP Lending Incentive Fee”). All references in Section 3(d) to “dividends” on the Designated Preferred Stock shall be deemed to include the CPP Lending Incentive Fee.~~

~~SBLF Participant No. [204]~~

~~Section 4.Liquidation Rights.~~

~~(a)Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Issuer, whether voluntary or involuntary, holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, out of the assets of the Issuer or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Issuer, subject to the rights of any creditors of the Issuer, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Issuer ranking junior to Designated Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share and (ii) the amount of any accrued and unpaid dividends on each such share (such amounts collectively, the  “Liquidation Preference”).~~

~~(b)Partial Payment. If in any distribution described in Section 4(a) above the assets of the Issuer or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution, holders of Designated Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.~~

~~(c)Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Issuer shall be entitled to receive all remaining assets of the Issuer (or proceeds thereof) according to their respective rights and preferences.~~

~~(d)Merger, Consolidation and Sale of Assets Is Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Issuer with any other corporation or other entity, including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Issuer, shall not constitute a liquidation, dissolution or winding up of the Issuer.~~

~~SBLF Participant No. [204]~~

~~Section 5.Redemption.~~

~~(a)Optional Redemption.~~

~~(i) Subject to the other provisions of this Section 5:~~

~~(1) The Issuer, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, the shares of Designated Preferred Stock at the time outstanding; and~~

~~(2) If, after the Signing Date, there is a change in law that modifies the terms of Treasury’s investment in the Designated Preferred Stock or the terms of Treasury’s Small Business Lending Fund program in a materially adverse respect for the Issuer or CFB, the Issuer may, after consultation with the Appropriate Federal Banking Agency, redeem all of the shares of Designated Preferred Stock at the time outstanding.~~

~~(ii) The per-share redemption price for shares of Designated Preferred Stock shall be equal to the sum of:~~

~~(1) the Liquidation Amount per share,~~

~~(2) the per-share amount of any unpaid dividends for the then current Dividend Period at the Applicable Dividend Rate to, but excluding, the date fixed for redemption (regardless of whether any dividends are actually declared for that Dividend Period; and~~

~~(3) the pro rata amount of CPP Lending Incentive Fees for the current Dividend Period.~~

~~The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Issuer or its agent. Any declared but unpaid dividends for the then current Dividend Period payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3 above.~~

~~(b) No Sinking Fund. The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any shares of Designated Preferred Stock.~~

~~SBLF Participant No. [204]~~

~~(c)Notice of Redemption. Notice of every redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Issuer. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the holders of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state:~~

~~(1) the redemption date; (2) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.~~

~~(d)Partial Redemption. In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable, but in any event the shares to be redeemed shall not be less than the Minimum Amount. Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time, subject to the approval of the Appropriate Federal Banking Agency. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.~~

~~(e)Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Issuer, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Issuer, after which time the holders of the shares so called for redemption shall look only to the Issuer for payment of the redemption price of such shares.~~

~~SBLF Participant No. [204]~~

~~(f)Status of Redeemed Shares. Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the Issuer shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Designated Preferred Stock).~~

~~Section 6.Conversion. Holders of Designated Preferred Stock shares shall have no right to exchange or convert such shares into any other securities.~~

~~Section 7. Voting Rights.~~

~~(a)General. The holders of Designated Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law.~~

~~(b) Board Observation Rights. Whenever, at any time or times, dividends on the shares of Designated Preferred Stock have not been declared and paid in full within five (5) Business Days after each Dividend Payment Date for an aggregate of five (5) Dividend Periods or more, whether or not consecutive, the Issuer shall invite a representative selected by the holders of a majority of the outstanding shares of Designated Preferred Stock, voting as a single class, to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors in connection with such meetings; provided, that the holders of the Designated Preferred Stock shall not be obligated to select such a representative, nor shall such representative, if selected, be obligated to attend any meeting to which he/she is invited. The rights of the holders of the Designated Preferred Stock set forth in this Section 7(b) shall terminate when full dividends have been timely paid on the Designated Preferred Stock for at least four consecutive Dividend Periods, subject to revesting in the event of each and every subsequent default of the character above mentioned.~~

~~(c) Preferred Stock Directors. Whenever, at any time or times, (i) dividends on the shares of Designated Preferred Stock have not been declared and paid in full within five (5) Business Days after each Dividend Payment Date for an aggregate of six (6) Dividend Periods or more, whether or not consecutive, and (ii) the aggregate liquidation preference of the then-outstanding shares of Designated Preferred Stock is greater than or equal to $25,000,000, the authorized number of directors of the Issuer shall automatically be increased by two and the holders of the Designated Preferred Stock, voting as a single class, shall have the right, but not the obligation, to elect two directors (hereinafter the  “Preferred Directors” and each a  “Preferred Director”) to fill such newly created directorships at the Issuer’s next annual meeting of stockholders (or, if the next annual meeting is not yet scheduled or is scheduled to occur more than thirty days later, the President of the Company shall promptly call a special meeting for that purpose) and at each subsequent annual meeting of stockholders until full dividends have been timely paid on the Designated Preferred Stock for at least four consecutive Dividend Periods, at which time such right shall terminate with respect to the Designated Preferred Stock, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned; provided that it shall be a qualification for election for any Preferred Director that the election of such Preferred Director shall not cause the Issuer to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Issuer may then be listed or traded that listed or traded companies must have a majority of independent directors. Upon any termination of the right of the holders of shares of Designated Preferred Stock to vote for directors as provided above, the Preferred Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately and the authorized number of directors shall be reduced by the number of Preferred Directors elected pursuant hereto. Any Preferred Director may be removed at any time, with or without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the holders a majority of the shares of Designated Preferred Stock at the time outstanding voting separately as a class. If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the holders of a majority of the outstanding shares of Designated Preferred Stock, voting as a single class, may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.~~

~~SBLF Participant No. [204]~~

~~(d)Class Voting Rights as to Particular Matters. So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the written consent of (x) Treasury if Treasury holds any shares of Designated Preferred Stock, or (y) the holders of a majority of the outstanding shares of Designated Preferred Stock, voting as a single class, if Treasury does not hold any shares of Designated Preferred Stock, shall be necessary for effecting or validating:~~

~~(i)Authorization of Senior Stock. Any amendment or alteration of the Certificate of Designation for the Designated Preferred Stock or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Issuer ranking senior to Designated Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Issuer;~~

~~(ii)Amendment of Designated Preferred Stock. Any amendment, alteration or repeal of any provision of the Certificate of Designation for the Designated Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 7(d)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock;~~

~~(iii) Share Exchanges, Reclassifications, Mergers and Consolidations. Subject to Section 7(d)(v) below, any consummation of a binding share exchange or reclassification involving the Designated Preferred Stock, or of a merger or consolidation of the Issuer with another corporation or other entity, unless in each case (x) the shares of Designated Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Issuer is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof that are the same as the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such consummation, taken as a whole; provided, that in all cases, the obligations of the Issuer are assumed (by operation of law or by express written assumption) by the resulting entity or its ultimate parent;~~

~~SBLF Participant No. [204]~~

~~(iv) Certain Asset Sales. Any sale of all, substantially all, or any material portion of, the assets of the Company, if the Designated Preferred Stock will not be redeemed in full contemporaneously with the consummation of such sale; and~~

~~(v) Holding Company Transactions. Any consummation of a Holding Company Transaction, unless as a result of the Holding Company Transaction each share of Designated Preferred Stock shall be converted into or exchanged for one share with an equal liquidation preference of preference securities of the Issuer or the Acquiror (the “Holding Company Preferred Stock”). Any such Holding Company Preferred Stock shall entitle holders thereof to dividends from the date of issuance of such Holding Company Preferred Stock on terms that are equivalent to the terms set forth herein, and shall have such other rights, preferences, privileges and voting powers, and limitations and restrictions thereof that are the same as the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such conversion or exchange, taken as a whole;~~

~~provided, however, that for all purposes of this Section 7(d), any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Designated Preferred Stock necessary to satisfy preemptive or similar rights granted by the Issuer or CFB to other persons prior to the Signing Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Designated Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Issuer will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Designated Preferred Stock.~~

~~(e)Changes after Provision for Redemption. No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Section 7(d) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.~~

~~SBLF Participant No. [204]~~

~~(f)Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated Preferred Stock is listed or traded at the time.~~

~~Section 8.Restriction on Redemptions and Repurchases.~~

~~(a) Subject to Sections 8(b) and (c), so long as any share of Designated Preferred Stock remains outstanding, the Issuer may repurchase or redeem any shares of Capital Stock (as defined below), in each case only if (i) after giving effect to such dividend, repurchase or redemption, the Issuer’s Tier 1 capital would be at least equal to the Tier 1 Dividend Threshold and (ii) dividends on all outstanding shares of Designated Preferred Stock for the most recently completed Dividend Period have been or are contemporaneously declared and paid (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Preferred Stock on the applicable record date).~~

~~(b) If a dividend is not declared and paid on the Designated Preferred Stock in respect of any Dividend Period, then from the last day of such Dividend Period until the last day of the third (3rd) Dividend Period immediately following it, neither the Issuer nor any Issuer Subsidiary shall, redeem, purchase or acquire any shares of Common Stock, Junior Stock, Parity Stock or other capital stock or other equity securities of any kind of the Issuer or any Issuer Subsidiary, or any trust preferred securities issued by the Issuer or any Affiliate of the Issuer (“Capital Stock”), (other than (i) redemptions, purchases, repurchases or other acquisitions of the Designated Preferred Stock and (ii) repurchases of Junior Stock or Common Stock in connection with the administration of any employee benefit plan in the ordinary course of business (including purchases to offset any Share Dilution Amount pursuant to a publicly announced repurchase plan) and consistent with past practice; provided that any purchases to offset the Share Dilution Amount shall in no event exceed the Share Dilution Amount, (iii) the acquisition by the Issuer or any of the Issuer Subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Issuer or any other Issuer Subsidiary), including as trustees or custodians, (iv) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock or trust preferred securities for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case set forth in this clause (iv), solely to the extent required pursuant to binding contractual agreements entered into by CFB prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock, (v) redemptions of securities held by the Issuer or any wholly-owned Issuer Subsidiary or (vi) redemptions, purchases or other acquisitions of capital stock or other equity securities of any kind of any Issuer Subsidiary required pursuant to binding contractual agreements entered into prior to (x) if Treasury held Previously Acquired Preferred Shares immediately prior to the Original Issue Date, the original issue date of such Previously Acquired Preferred Shares, or (y) otherwise, the Signing Date).~~

~~SBLF Participant No. [204]~~

~~(c) If the Issuer is not Publicly-Traded, then after the tenth (10th) anniversary of the Signing Date, so long as any share of Designated Preferred Stock remains outstanding, no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Issuer or any of its subsidiaries.~~

~~Section 9.No Preemptive Rights. No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Issuer, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.~~

~~Section 10.References to Line Items of Supplemental Reports. If Treasury modifies the form of Supplemental Report, pursuant to its rights under the Definitive Agreement, and any such modification includes a change to the caption or number of any line item on the Supplemental Report, then any reference herein to such line item shall thereafter be a reference to such re-captioned or re-numbered line item.~~

~~Section 11.Record Holders. To the fullest extent permitted by applicable law, the Issuer and the transfer agent for Designated Preferred Stock may deem and treat the record holder of any share of Designated Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Issuer nor such transfer agent shall be affected by any notice to the contrary.~~

~~Section 12. Notices. All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designation, in the Charter or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Company or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.~~

~~Section 13. Replacement Certificates. The Issuer shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Issuer. The Issuer shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Issuer of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Issuer.~~

~~Section 14. Other Rights. The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.~~

~~SBLF Participant No. [204]~~

~~EXHIBIT 2~~

~~[CERTIFICATE OF DESIGNATIONS AND STANDARD PROVISIONS ON NEXT PAGE]~~

~~CERTIFICATE OF DESIGNATIONS~~

~~OF~~

~~SERIES A PREFERRED STOCK, PAR VALUE $0.01 PER SHARE~~

~~OF~~

~~SIMMONS FIRST NATIONAL CORPORATION~~

~~Simmons First National Corporation, a Corporation organized and existing under the laws of the state of Arkansas (herein called the “Corporation” or the “Issuer”), does hereby certify:~~

~~That, pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board of Directors”) by the Amended and Restated Articles of Incorporation and Bylaws of the Corporation, and pursuant to Section 4-27-602 of the Arkansas Business Corporation Act of 1987, as amended, the Board of Directors adopted the following resolutions by written consent on February 11, 2019, creating a series of 40,000 shares of Preferred Stock, par value $0.01 per share, of the Issuer designated as “Series A Preferred Stock, Par Value $0.01 Per Share”:~~

~~RESOLVED, that pursuant to the authority expressly granted and vested in the Board of Directors in accordance with the provisions of its Amended and Restated Articles of Incorporation and Bylaws of the Corporation and applicable law, a series of Preferred Stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:~~

~~Part 1. Designation and Number of Shares.  There is hereby created out of the authorized and unissued shares of preferred stock of the Issuer a series of preferred stock designated as the “Series A Preferred Stock, Par Value $0.01 Per Share” (the “Designated Preferred Stock”). The authorized number of shares of Designated Preferred Stock shall be 40,000.~~

~~Part 2. Standard Provisions.The Standard Provisions contained in Schedule A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this Certificate of Designation to the same extent as if such provisions had been set forth in full herein.~~

~~Part. 3. Definitions.The following terms are used in this Certificate of Designation (including the Standard Provisions in Schedule A hereto) as defined below:~~

~~(a) “Common Stock” means the Class A Common Stock, par value $0.01 per share, of the Issuer.~~

~~(b) “Dividend Payment Date” means February 15, May 15, August 15 and November 15 of each year.~~

~~(c) “Junior Stock” means the Common Stock and any other class or series of stock of the Issuer the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer.~~

~~(d) “Liquidation Amount” means $1,000 per share of Designated Preferred Stock.~~

~~(e) “Minimum Amount” means $10,000,000.~~

~~(f) “Parity Stock” means any class or series of stock of the Issuer (other than Designated Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer (in each case without regard to whether dividends accrue cumulatively or non-cumulatively). Without limiting the foregoing, Parity Stock shall include the Issuer’s Series B Preferred Stock, Par Value $0.01 Per Share.~~

~~(g) “Signing Date” means the Original Issue Date.~~

~~Part. 4.Certain Voting Matters.  Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.~~

~~IN WITNESS WHEREOF, Simmons First National Corporation has caused this Certificate of Designations to be signed by George A. Makris, Jr., its Chairman and Chief Executive Officer, and Patrick A. Borrow, its Secretary, has affixed its corporate seal hereto and attested said seal on this 12th day of February, 2019.~~

~~SIMMONS FIRST NATIONAL CORPORATION~~

~~By:~~	~~_/s/ Patrick A. Burrow~~	~~By:~~	~~/s/ George A. Makris, Jr.~~
~~Name:~~	~~Patrick A. Burrow~~	~~Name:~~	~~George A. Makris, Jr.~~
~~Title:~~	~~Executive Vice President,  General Counsel and Secretary~~	~~Title:~~	~~Chairman and Chief Executive Officer~~

~~Schedule A~~

~~STANDARD PROVISIONS~~

~~Section 1.General Matters. Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock. The Designated Preferred Stock shall be perpetual, subject to the provisions of Section 5 of these Standard Provisions that form a part of the Certificate of Designations. The Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Issuer.~~

~~Section 2.Standard Definitions. As used herein with respect to Designated Preferred Stock:~~

~~(a) “Applicable Dividend Rate” means (i) during the period from the Reliance Original Issue Date to, but excluding, the first day of the first Dividend Period commencing on or after the fifth anniversary of the Reliance Original Issue Date, 5% per annum and (ii) from and after the first day of the first Dividend Period commencing on or after the fifth anniversary of the Reliance Original Issue Date, 9% per annum.~~

~~(b) “Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the Issuer as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.~~

~~(c) “Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Issuer’s stockholders.~~

~~(d) “Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.~~

~~(e) “Bylaws” means the bylaws of the Issuer, as they may be amended from time to time.~~

~~(f) “Certificate of Designations” means the Certificate of Designations or comparable instrument relating to the Designated Preferred Stock, of which these Standard Provisions form a part, as it may be amended from time to time.~~

~~(g) “Charter” means the Issuer’s certificate or articles of incorporation, articles of association, or similar organizational document.~~

~~(h) “Dividend Period” has the meaning set forth in Section 3(a).~~

~~(i) “Dividend Record Date” has the meaning set forth in Section 3(a).~~

~~(j) “Effective Time” has the meaning set forth in the Merger Agreement.~~

~~(k) “Liquidation Preference” has the meaning set forth in Section 4(a).~~

~~(l) “Merger Agreement” means the Agreement and Plan of Merger, dated November 13, 2018, as amended on February 11, 2019, by and between the Issuer and Reliance Bancshares, Inc.~~

~~A-1~~

~~(m) “Original Issue Date” means the date on which the Effective Time occurs.~~

~~(n) “Preferred Director” has the meaning set forth in Section 7(b).~~

~~(o) “Preferred Stock” means any and all series of preferred stock of the Issuer, including the Designated Preferred Stock.~~

~~(p) “Qualified Equity Offering” means the sale and issuance for cash by the Issuer to persons other than the Issuer or any of its subsidiaries after the Reliance Original Issue Date of shares of perpetual Preferred Stock, Common Stock or any combination of such stock, that, in each case, qualify as and may be included in Tier 1 capital of the Issuer at the time of issuance under the applicable risk-based capital guidelines of the Issuer’s Appropriate Federal Banking Agency (other than any such sales and issuances made pursuant to agreements or arrangements entered into, or pursuant to financing plans which were publicly announced, on or prior to November 17, 2008).~~

~~(q) “Reliance Original Issue Date” means February 13, 2009, the date on which Reliance Bancshares, Inc. first issued Fixed Rate Cumulative Perpetual Preferred Stock, no par value, Series A.~~

~~(r) “Standard Provisions” mean these Standard Provisions that form a part of the Certificate of Designations relating to the Designated Preferred Stock.~~

~~(s) “Successor Preferred Stock” has the meaning set forth in Section 5(a).~~

~~(t) “Voting Parity Stock” means, with regard to any matter as to which the holders of Designated Preferred Stock are entitled to vote as specified in Sections 7(a) and 7(b) of these Standard Provisions that form a part of the Certificate of Designations, any and all series of Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.~~

~~Section 3.Dividends.~~

~~(a) Rate. Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cumulative cash dividends with respect to each Dividend Period (as defined below) at a rate per annum equal to the Applicable Dividend Rate on (i) the Liquidation Amount per share of Designated Preferred Stock and (ii) the amount of accrued and unpaid dividends for any prior Dividend Period on such share of Designated Preferred Stock, if any. Such dividends shall begin to accrue and be cumulative from the Original Issue Date, shall compound on each subsequent Dividend Payment Date (i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable quarterly in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date to occur at least 20 calendar days after the Original Issue Date. In the event that any Dividend Payment Date would otherwise fall on a day that is not a Business Day, the dividend payment due on that date will be postponed to the next day that is a Business Day and no additional dividends will accrue as a result of that postponement. The period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date is a “Dividend Period”, provided that the initial Dividend Period shall be the period from and including the Original Issue Date to, but excluding, the next Dividend Payment Date.~~

~~A-2~~

~~Dividends that are payable on Designated Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.~~

~~Dividends that are payable on Designated Preferred Stock on any Dividend Payment Date will be payable to holders of record of Designated Preferred Stock as they appear on the stock register of the Issuer on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a“Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.~~

~~Holders of Designated Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section 3 (subject to the other provisions of the Certificate of Designations).~~

~~(b) Priority of Dividends. So long as any share of Designated Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, subject to the immediately following paragraph in the case of Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Issuer or any of its subsidiaries unless all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Preferred Stock on the applicable record date). The foregoing limitation shall not apply to (i) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice; (ii) the acquisition by the Issuer or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Issuer or any of its subsidiaries), including as trustees or custodians; and (iii) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock.~~

~~When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon Designated Preferred Stock and any shares of Parity Stock, all dividends declared on Designated Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Designated Preferred Stock (including, if applicable as provided in Section 3(a) above, dividends on such amount) and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. If the Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Issuer will provide written notice to the holders of Designated Preferred Stock prior to such Dividend Payment Date.~~

~~A-3~~

~~Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.~~

~~Section 4.Liquidation Rights.~~

~~(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Issuer, whether voluntary or involuntary, holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, out of the assets of the Issuer or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Issuer, subject to the rights of any creditors of the Issuer, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Issuer ranking junior to Designated Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share and (ii) the amount of any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount), whether or not declared, to the date of payment (such amounts collectively, the“Liquidation Preference”).~~

~~(b) Partial Payment. If in any distribution described in Section 4(a) above the assets of the Issuer or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution, holders of Designated Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.~~

~~A-4~~

~~(c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Issuer shall be entitled to receive all remaining assets of the Issuer (or proceeds thereof) according to their respective rights and preferences.~~

~~(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Issuer with any other corporation or other entity, including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Issuer, shall not constitute a liquidation, dissolution or winding up of the Issuer.~~

~~Section 5.Redemption.~~

~~(a) Optional Redemption. Except as provided below, the Designated Preferred Stock may not be redeemed prior to the first Dividend Payment Date falling on or after the third anniversary of the Reliance Original Issue Date. On or after the first Dividend Payment Date falling on or after the third anniversary of the Reliance Original Issue Date, the Issuer, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption.~~

~~Notwithstanding the foregoing, prior to the first Dividend Payment Date falling on or after the third anniversary of the Reliance Original Issue Date, the Issuer, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption; provided that (x) the Issuer (or any successor by Business Combination) has received aggregate gross proceeds of not less than the Minimum Amount (plus the “Minimum Amount” as defined in the relevant certificate of designations for each other outstanding series of preferred stock of such successor that was originally issued to the United States Department of the Treasury (the “Successor Preferred Stock”) in connection with the Troubled Asset Relief Program Capital Purchase Program) from one or more Qualified Equity Offerings (including Qualified Equity Offerings of such successor), and (y) the aggregate redemption price of the Designated Preferred Stock (and any Successor Preferred Stock) redeemed pursuant to this paragraph may not exceed the aggregate net cash proceeds received by the Issuer (or any successor by Business Combination) from such Qualified Equity Offerings (including Qualified Equity Offerings of such successor).~~

~~A-5~~

~~The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Issuer or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3 above.~~

~~(b)No Sinking Fund. The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any shares of Designated Preferred Stock.~~

~~(c) Notice of Redemption. Notice of every redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Issuer. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the holders of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state: (1) the redemption date; (2) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.~~

~~(d) Partial Redemption. In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable. Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.~~

~~(e) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Issuer, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Issuer, after which time the holders of the shares so called for redemption shall look only to the Issuer for payment of the redemption price of such shares.~~

~~A-6~~

~~(f) Status of Redeemed Shares. Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the Issuer shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Designated Preferred Stock).~~

~~Section 6.Conversion. Holders of Designated Preferred Stock shares shall have no right to exchange or convert such shares into any other securities.~~

~~Section 7.Voting Rights.~~

~~(a) General. The holders of Designated Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law.~~

~~(b) Preferred Stock Directors. Whenever, at any time or times, dividends payable on the shares of Designated Preferred Stock have not been paid for an aggregate of six quarterly Dividend Periods or more, whether or not consecutive, the authorized number of directors of the Issuer shall automatically be increased by two and the holders of the Designated Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of Voting Parity Stock outstanding at the time, voting together as a class, to elect two directors (hereinafter the“Preferred Directors” and each a“Preferred Director”) to fill such newly created directorships at the Issuer’s next annual meeting of stockholders (or at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of stockholders until all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been declared and paid in full at which time such right shall terminate with respect to the Designated Preferred Stock, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned; provided that it shall be a qualification for election for any Preferred Director that the election of such Preferred Director shall not cause the Issuer to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Issuer may then be listed or traded that listed or traded companies must have a majority of independent directors. Upon any termination of the right of the holders of shares of Designated Preferred Stock and Voting Parity Stock as a class to vote for directors as provided above, the Preferred Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately and the authorized number of directors shall be reduced by the number of Preferred Directors elected pursuant hereto. Any Preferred Director may be removed at any time, with or without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the holders a majority of the shares of Designated Preferred Stock at the time outstanding voting separately as a class together with the holders of shares of Voting Parity Stock, to the extent the voting rights of such holders described above are then exercisable. If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the remaining Preferred Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.~~

~~A-7~~

~~(c) Class Voting Rights as to Particular Matters. So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the vote or consent of the holders of at least 66 2/3% of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:~~

~~(i) Authorization of Senior Stock. Any amendment or alteration of the Certificate of Designations for the Designated Preferred Stock or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Issuer ranking senior to Designated Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Issuer;~~

~~(ii) Amendment of Designated Preferred Stock. Any amendment, alteration or repeal of any provision of the Certificate of Designations for the Designated Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 7(c)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock; or~~

~~(iii) Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Designated Preferred Stock, or of a merger or consolidation of the Issuer with another corporation or other entity, unless in each case (x) the shares of Designated Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Issuer is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such consummation, taken as a whole;~~

~~provided, however, that for all purposes of this Section 7(c), any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Designated Preferred Stock necessary to satisfy preemptive or similar rights granted by the Issuer to other persons prior to the Signing Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Designated Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Issuer will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Designated Preferred Stock.~~

~~A-8~~

~~(d) Changes after Provision for Redemption. No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Section 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.~~

~~(e) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated Preferred Stock is listed or traded at the time.~~

~~Section 8.Record Holders. To the fullest extent permitted by applicable law, the Issuer and the transfer agent for Designated Preferred Stock may deem and treat the record holder of any share of Designated Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Issuer nor such transfer agent shall be affected by any notice to the contrary.~~

~~Section 9.Notices. All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Company or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.~~

~~Section 10.No Preemptive Rights. No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Issuer, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.~~

~~Section 11.Replacement Certificates. The Issuer shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Issuer. The Issuer shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Issuer of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Issuer.~~

~~Section 12.Other Rights. The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.~~

~~A-9~~

~~EXHIBIT 3~~

~~[CERTIFICATE OF DESIGNATIONS AND STANDARD PROVISIONS ON NEXT PAGE]~~

~~CERTIFICATE OF DESIGNATIONS~~

~~OF~~

~~SERIES B PREFERRED STOCK, PAR VALUE $0.01 PER SHARE~~

~~OF~~

~~SIMMONS FIRST NATIONAL CORPORATION~~

~~Simmons First National Corporation, a Corporation organized and existing under the laws of the state of Arkansas (herein called the “Corporation” or the “Issuer”), does hereby certify:~~

~~That, pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board of Directors”) by the Amended and Restated Articles of Incorporation and Bylaws of the Corporation, and pursuant to Section 4-27-602 of the Arkansas Business Corporation Act of 1987, as amended, the Board of Directors adopted the following resolutions by written consent on February 11, 2019, creating a series of 2,000.02 shares of Preferred Stock, par value $0.01 per share, of the Issuer designated as “Series B Preferred Stock, Par Value $0.01 Per Share”:~~

~~RESOLVED, that pursuant to the authority expressly granted and vested in the Board of Directors in accordance with the provisions of its Amended and Restated Articles of Incorporation and Bylaws of the Corporation and applicable law, a series of Preferred Stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:~~

~~Part 1.Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of preferred stock of the Issuer a series of preferred stock designated as the “Series B Preferred Stock, Par Value $0.01 Per Share” (the “Designated Preferred Stock”). The authorized number of shares of Designated Preferred Stock shall be 2,000.02.~~

~~Part 2. Standard Provisions. The Standard Provisions contained in Schedule A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this Certificate of Designation to the same extent as if such provisions had been set forth in full herein.~~

~~Part. 3.Definitions. The following terms are used in this Certificate of Designation (including the Standard Provisions in Schedule A hereto) as defined below:~~

~~(a) “Common Stock” means the Class A Common Stock, par value $0.01 per share, of the Issuer.~~

~~(b) “Dividend Payment Date” means February 15, May 15, August 15 and November 15 of each year.~~

~~(c) “Junior Stock” means the Common Stock and any other class or series of stock of the Issuer the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer.~~

~~(d) “Liquidation Amount” means $1,000 per share of Designated Preferred Stock.~~

~~(e) “Minimum Amount” means $500,000.~~

~~(f) “Parity Stock” means any class or series of stock of the Issuer (other than Designated Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer (in each case without regard to whether dividends accrue cumulatively or non-cumulatively). Without limiting the foregoing, Parity Stock shall include the UST Preferred Stock.~~

~~(g) “Signing Date” means the Original Issue Date.~~

~~(h) “UST Preferred Stock” means the Issuer’s Series A Preferred Stock, Par Value $0.01 Per Share.~~

~~Part. 4.Certain Voting Matters. Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.~~

~~IN WITNESS WHEREOF, Simmons First National Corporation has caused this Certificate of Designations to be signed by George A. Makris, Jr., its Chairman and Chief Executive Officer, and Patrick A. Borrow, its Secretary, has affixed its corporate seal hereto and attested said seal on this 12th day of February, 2019.~~

~~SIMMONS FIRST NATIONAL CORPORATION~~

~~By:~~	~~/s/ Patrick A. Burrow~~	~~By:~~	~~/s/ George A. Makris, Jr.~~
~~Name:~~	~~Patrick A. Burrow~~	~~Name:~~	~~George A. Makris, Jr.~~
~~Title:~~	~~Executive Vice President, General Counsel and Secretary~~	~~Title:~~	~~Chairman and Chief Executive Officer~~

~~Schedule A~~

~~STANDARD PROVISIONS~~

~~Section 1.General Matters. Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock. The Designated Preferred Stock shall be perpetual, subject to the provisions of Section 5 of these Standard Provisions that form a part of the Certificate of Designations. The Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Issuer.~~

~~Section 2.Standard Definitions. As used herein with respect to Designated Preferred Stock:~~

~~(a) “Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the Issuer as defined in Section 3 (q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.~~

~~(b) “Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Issuer’s stockholders.~~

~~(c) “Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.~~

~~(d) “Bylaws” means the bylaws of the Issuer, as they may be amended from time to time.~~

~~(e) “Certificate of Designations” means the Certificate of Designations or comparable instrument relating to the Designated Preferred Stock, of which these Standard Provisions form a part, as it may be amended from time to time.~~

~~(f) “Charter” means the Issuer’s certificate or articles of incorporation, articles of association, or similar organizational document.~~

~~(g) “Dividend Period” has the meaning set forth in Section 3(a).~~

~~(h) “Dividend Record Date” has the meaning set forth in Section 3(a).~~

~~(i) “Effective Time” has the meaning set forth in the Merger Agreement.~~

~~(j) “Liquidation Preference” has the meaning set forth in Section 4(a).~~

~~(k) “Merger Agreement” means the Agreement and Plan of Merger, dated November 13, 2018, as amended on February 11, 2019, by and between the Issuer and Reliance Bancshares, Inc.~~

~~(l) “Original Issue Date” means the date on which the Effective Time occurs.~~

~~(m) “Preferred Director” has the meaning set forth in Section 7(b).~~

~~(n) “Preferred Stock” means any and all series of preferred stock of the Issuer, including the Designated Preferred Stock.~~

~~(o) “Qualified Equity Offering” means the sale and issuance for cash by the Issuer to persons other than the Issuer or any of its subsidiaries after the Reliance Original Issue Date of shares of perpetual Preferred Stock, Common Stock or any combination of such stock, that, in each case, qualify as and may be included in Tier 1 capital of the Issuer at the time of issuance under the applicable risk-based capital guidelines of the Issuer’s Appropriate Federal Banking Agency (other than any such sales and issuances made pursuant to agreements or arrangements entered into, or pursuant to financing plans which were publicly announced, on or prior to November 17, 2008).~~

~~(p) “Reliance Original Issue Date” means February 13, 2009, the date on which Reliance Bancshares, Inc. first issued Fixed Rate Cumulative Perpetual Preferred Stock, no par value, Series B.~~

~~(q) “Standard Provisions” mean these Standard Provisions that form a part of the Certificate of Designations relating to the Designated Preferred Stock.~~

~~(r) “Successor Preferred Stock” has the meaning set forth in Section 5(a).~~

~~(s) “Voting Parity Stock” means, with regard to any matter as to which the holders of Designated Preferred Stock are entitled to vote as specified in Sections 7(a) and 7(b) of these Standard Provisions that form a part of the Certificate of Designations, any and all series of Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.~~

~~Section 3.Dividends.~~

~~(a) Rate. Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cumulative cash dividends with respect to each Dividend Period (as defined below) at a per annum rate of 9.0% on (i) the Liquidation. Amount per share of Designated Preferred Stock and (ii) the amount of accrued and unpaid dividends for any prior Dividend Period on such share of Designated Preferred Stock, if any. Such dividends shall begin to accrue and be cumulative from the Original Issue Date, shall compound on each subsequent Dividend Payment Date (i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable quarterly in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date to occur at least 20 calendar days after the Original Issue Date. In the event that any Dividend Payment Date would otherwise fall on a day that is not a Business Day, the dividend payment due on that date will be postponed to the next day that is a Business Day and no additional dividends will accrue as a result of that postponement. The period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date is a “Dividend Period”, provided that the initial Dividend Period shall be the period from and including the Original Issue Date to, but excluding, the next Dividend Payment Date.~~

~~Dividends that are payable on Designated Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.~~

~~Dividends that are payable on Designated. Preferred Stock on any Dividend Payment Date will be payable to holders of record of Designated Preferred Stock as they appear on the stock register of the Issuer on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.~~

~~Holders of Designated Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section 3 (subject to the other provisions of the Certificate of Designations).~~

~~(b)Priority of Dividends. So long as any share of Designated Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, subject to the immediately following paragraph in the case of Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Issuer or any of its subsidiaries unless all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Preferred Stock on the applicable record date). The foregoing limitation shall not apply to (i) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice; (ii) the acquisition by the Issuer or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Issuer or any of its subsidiaries), including as trustees or custodians; and (iii) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock.~~

~~When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon Designated Preferred Stock and any shares of Parity Stock, all dividends declared on Designated Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Designated Preferred Stock (including, if applicable as provided in Section 3(a) above, dividends on such amount) and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. If the Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Issuer will provide written notice to the holders of Designated Preferred Stock prior to such Dividend Payment Date.~~

~~Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.~~

~~Section 4.Liquidation Rights.~~

~~(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Issuer, whether voluntary or involuntary, holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, out of the assets of the Issuer or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Issuer, subject to the rights of any creditors of the Issuer, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Issuer ranking junior to Designated Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share and (ii) the amount of any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount), whether or not declared, to the date of payment (such amounts collectively, the “Liquidation Preference”).~~

~~(b)Partial Payment. If in any distribution described in Section 4(a) above the assets of the Issuer or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution, holders of Designated Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.~~

~~(c)Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Issuer shall be entitled to receive all remaining assets of the Issuer (or proceeds thereof) according to their respective rights and preferences.~~

~~(d)Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Issuer with any other corporation or other entity, including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Issuer, shall not constitute a liquidation, dissolution or winding up of the Issuer.~~

~~Section 5.Redemption.~~

~~(a) Optional Redemption. Except as provided below, the Designated Preferred Stock may not be redeemed prior to the later of (i) first Dividend Payment Date falling on or after the third anniversary of the Reliance Original Issue Date; and (ii) the date on which all outstanding shares of UST Preferred Stock have been redeemed, repurchased or otherwise acquired by the Issuer. On or after the first Dividend Payment Date falling on or after the third anniversary of the Reliance Original Issue Date, the Issuer, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefore, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption.~~

~~Notwithstanding the foregoing, prior to the first Dividend Payment Date falling on or after the third anniversary of the Reliance Original Issue Date, the Issuer, at its option, subject to the approval of the Appropriate Federal Banking Agency and subject to the requirement that all outstanding shares of UST Preferred Stock shall previously have been redeemed, repurchased or otherwise acquired by the Issuer, may redeem, in whole or in part, at any time and from time to time, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption; provided that (x) the Issuer (or any successor by Business Combination) has received aggregate gross proceeds of not less than the Minimum Amount (plus the “Minimum Amount” as defined in the relevant certificate of designations for each other outstanding series of preferred stock of such successor that was originally issued to the United States Department of the Treasury (the “Successor Preferred Stock”) in connection with the Troubled Asset Relief Program Capital Purchase Program) from one or more Qualified Equity Offerings (including Qualified Equity Offerings of such successor), and (y) the aggregate redemption price of the Designated Preferred Stock (and any Successor Preferred Stock) redeemed pursuant to this paragraph may not exceed the aggregate net cash proceeds received by the Issuer (or any successor by Business Combination) from such Qualified Equity Offerings (including Qualified Equity Offerings of such successor).~~

~~The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Issuer or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3 above.~~

~~(b) No Sinking Fund. The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any shares of Designated Preferred Stock.~~

~~(c) Notice of Redemption. Notice of every redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Issuer. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the holders of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state: (1) the redemption date; (2) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.~~

~~(d)Partial Redemption. In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable. Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof~~

~~(e)Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Issuer, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Issuer, after which time the holders of the shares so called for redemption shall look only to the Issuer for payment of the redemption price of such shares.~~

~~(f)Status of Redeemed Shares. Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the Issuer shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Designated Preferred Stock).~~

~~Section 6.Conversion. Holders of Designated Preferred Stock shares shall have no right to exchange or convert such shares into any other securities.~~

~~Section 7.Voting Rights.~~

~~(a) General. The holders of Designated Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law.~~

~~(b)Preferred Stock Directors. Whenever, at any time or times, dividends payable on the shares of Designated Preferred. Stock have not been paid for an aggregate of six quarterly Dividend Periods or more, whether or not consecutive, the authorized number of directors of the Issuer shall automatically be increased by two and the holders of the Designated Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of Voting Parity Stock outstanding at the time, voting together as a class, to elect two directors (hereinafter the “Preferred Directors” and each a “Preferred Director”) to fill such newly created directorships at the Issuer’s next annual meeting of stockholders (or at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of stockholders until all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been declared and paid in full at which time such right shall terminate with respect to the Designated Preferred Stock, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned; provided that it shall be a qualification for election for any Preferred Director that the election of such Preferred Director shall not cause the Issuer to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Issuer may then be listed or traded that listed or traded companies must have a majority of independent directors. Upon any termination of the right of the holders of shares of Designated Preferred Stock and Voting Parity Stock as a class to vote for directors as provided above, the Preferred Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately and the authorized number of directors shall be reduced by the number of Preferred Directors elected pursuant hereto. Any Preferred Director may be removed at any time, with or without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the holders a majority of the shares of Designated Preferred Stock at the time outstanding voting separately as a class together with the holders of shares of Voting Parity Stock, to the extent the voting rights of such holders described above are then exercisable. If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the remaining Preferred Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.~~

~~(c)Class Voting Rights as to Particular Matters. So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the vote or consent of the holders of at least 66 2/3% of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:~~

~~(i)Authorization of Senior Stock. Any amendment or alteration of the Certificate of Designations for the Designated Preferred Stock or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Issuer ranking senior to Designated Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Issuer;~~

~~(ii)Amendment of Designated Preferred Stock. Any amendment, alteration or repeal of any provision of the Certificate of Designations for the Designated Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 7(c)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock; or~~

~~(iii)Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Designated Preferred Stock, or of a merger or consolidation of the Issuer with another corporation or other entity, unless in each case (x) the shares of Designated Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Issuer is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such consummation, taken as a whole;~~

~~provided, however, that for all purposes of this Section 7(c), any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Designated Preferred Stock necessary to satisfy preemptive or similar rights granted by the Issuer to other persons prior to the Signing Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Designated Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Issuer will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Designated Preferred Stock.~~

~~(d)Changes after Provision for Redemption. No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Section 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.~~

~~(e) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated Preferred Stock is listed or traded at the time.~~

~~Section 8.Record Holders. To the fullest extent permitted by applicable law, the Issuer and the transfer agent for Designated Preferred Stock may deem and treat the record holder of any share of Designated Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Issuer nor such transfer agent shall be affected by any notice to the contrary.~~

~~Section 9.Notices. All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Company or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.~~

~~Section 10.No Preemptive Rights. No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Issuer, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.~~

~~Section 11.Replacement Certificates. The Issuer shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Issuer. The Issuer shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Issuer of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Issuer.~~

~~Section 12.Other Rights. The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.~~

~~EXHIBIT 4~~

~~[CERTIFICATE OF DESIGNATIONS AND STANDARD PROVISIONS BEGINNING ON NEXT PAGE]~~

CERTIFICATE OF DESIGNATIONS

OF

SERIES D PREFERRED STOCK, PAR VALUE $0.01 PER SHARE

OF

SIMMONS FIRST NATIONAL CORPORATION

Simmons First National Corporation, a Corporation organized and existing under the laws of the state of Arkansas (herein called the “Corporation” or the “Issuer”), does hereby certify:

That, pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board of Directors”) by the Amended and Restated Articles of Incorporation and Bylaws of the Corporation, and pursuant to Section 4-27-602 of the Arkansas Business Corporation Act of 1987, as amended, the Board of Directors adopted the following resolutions at a regular meeting held on October 17, 2019, creating a series of 767 shares of Preferred Stock, par value $0.01 per share, of the Issuer designated as “Series D Preferred Stock, Par Value $0.01 Per Share”:

RESOLVED, that pursuant to the authority expressly granted and vested in the Board of Directors in accordance with the provisions of its Amended and Restated Articles of Incorporation and Bylaws of the Corporation and applicable law, a series of Preferred Stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

1.Designation and Number of Shares. There is hereby created out of the authorized, unissued, and currently undesignated shares of preferred stock of the Issuer a series of preferred stock designated as the Series D Preferred Stock, Par Value $0.01 Per Share (the “Designated Preferred Stock”). The authorized number of shares of Designated Preferred Stock is 767.

2.Standard Provisions. The Standard Provisions contained in Schedule A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this Certificate of Designations to the same extent as if such provisions had been set forth in full herein.

3.Definitions. The following terms are used in this Certificate of Designations (including the Standard Provisions in Schedule A hereto) as defined below:

(a) “Common Stock” means the Class A Common Stock, par value $0.01 per share, of the Issuer.

(b) “Junior Stock” means the Common Stock and any other class or series of stock of the Issuer the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution, or winding up of the Issuer.

(c) “Liquidation Amount” means $1,000 per share of Designated Preferred Stock.

(d) “Redemption Amount” means $1,000 per share of Designated Preferred Stock.

(e) “Parity Stock” means any class or series of stock of the Issuer (other than Designated Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

(f) “Undesignated Preferred Stock” means the undesignated shares of preferred stock of the Issuer, which the Board of Directors is authorized to issue in one or more series with such powers, preferences and relative, participating, optional, or other rights, and the qualifications, limitations, and restrictions, as may be determined in the Board of Director’s sole discretion without further authorization by the shareholders.

4.Certain Voting Matters. Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.

IN WITNESS WHEREOF, Simmons First National Corporation has caused this Certificate of Designations to be signed by George A. Makris, Jr., its Chairman and Chief Executive Officer, and Patrick A. Burrow, its Secretary, has affixed its corporate seal hereto and attested said seal on this 29th day of October, 2019.

SIMMONS FIRST NATIONAL CORPORATION

By:	/s/ Patrick A. Burrow	By:	/s/ George A. Makris, Jr.
Name:	Patrick A. Burrow	Name:	George A. Makris, Jr.
Title:	Executive Vice President,	Title:	Chairman and Chief Executive Officer
General Counsel and Secretary

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Schedule A

STANDARD PROVISIONS

1.General Matters. Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock. The Designated Preferred Stock shall be perpetual, subject to the provisions of the Section of these Standard Provisions titled “Redemption”. The Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation, or winding up of the Issuer.

2.Standard Definitions. As used herein, the definitions set forth in the Certificate of Designations to which this Schedule A is attached and the following definitions shall apply with respect to Designated Preferred Stock:

(a) “Applicable Dividend Rate” means 6.75 percent per annum.

(b) “Business Combination” means a merger, consolidation, statutory share exchange, or similar transaction that requires the approval of the Issuer’s shareholders.

(c) “Business Day” means any day except Saturday, Sunday, and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

(d) “Bylaws” means the bylaws of the Issuer as amended from time to time.

(e) “Certificate of Designations” means the Certificate of Designations or comparable instrument relating to the Designated Preferred Stock, of which these Standard Provisions form a part, as it may be amended from time to time.

(f) “Charter” means the Issuer’s Amended and Restated Articles of Incorporation, or similar organizational document, as amended from time to time.

(g) “Standard Provisions” mean these Standard Provisions that form a part of the Certificate of Designations relating to the Designated Preferred Stock.

(h) “Dividend Period” has the meaning set forth in the subsection of these Standard Provisions titled “Rate.”

(i) “Dividend Record Date” has the meaning set forth in the subsection of these Standard Provisions titled “Rate.”

(j) “Effective Time” has the meaning set forth in the Merger Agreement.

(k) “Issue Date” means the date on which the Effective Time occurs.

(l) “Liquidation Preference” has the meaning set forth in the subsection of these Standard Provisions titled “Voluntary or Involuntary Liquidation” of the Section titled “Liquidation Rights.”

(m) “Merger Agreement” means the Agreement and Plan of Merger, dated July 30, 2019, by and between the Issuer and The Landrum Company.

(n) “Original Issue Date” means October 1, 2016, the date on which The Landrum Company first issued Preferred Stock, no par value, Series E.

(o) “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, or trust.

(p) “Preferred Stock” means any and all series of preferred stock of the Issuer, including the Designated Preferred Stock.

(q) “Voting Parity Stock” means, with regard to any matter as to which the holders of Designated Preferred Stock are entitled to vote as specified in the subsection of these Standard Provisions titled “General” of the Section titled “Voting Rights,” any and all series of Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.

3.Dividends.

(a)Rate. Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated Preferred Stock if, as, and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of net income or retained earnings, non-cumulative cash dividends with respect to each Dividend Period (as defined below) at a rate per annum equal to the Applicable Dividend Rate on the Liquidation Amount per share of Designated Preferred Stock. Such dividends shall be payable annually in one or more installments as may be determined by the Board of Directors in its sole discretion. Each calendar year shall be a “Dividend Period,” provided that the initial Dividend Period shall be the period from and including January 1, 2020 through and including December 31, 2020.

For purposes of proration, dividends that are payable on Designated Preferred Stock shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

Dividends that are declared will be payable to holders of record of Designated Preferred Stock as they appear on the stock register of the Issuer on the applicable record date or, if no date is fixed by the Board of Directors or any duly authorized committee of the Board of Directors, the date on which the Board of Directors or any duly authorized committee of the Board of Directors acted to declare the dividend (each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

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Holders of Designated Preferred Stock will not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section of these Standard Provisions (subject to the other provisions of the Certificate of Designations).

(b)Non-Cumulative. Dividends on shares of Designated Preferred Stock are non-cumulative. If the Board of Directors or any duly authorized committee of the Board of Directors does not declare a dividend on the Designated Preferred Stock in respect of any Dividend Period, the holders of Designated Preferred Stock will have no right to receive any dividend for such Dividend Period, and the Issuer will have no obligation to pay a dividend for such Dividend Period, whether or not dividends are declared for any subsequent Dividend Period with respect to the Designated Preferred Stock.

(c)Priority of Dividends. Subject to the provisions of the immediately following paragraph, so long as any share of Designated Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, subject to the immediately following paragraph in the case of Parity Stock, and no Common Stock, Junior Stock, or Parity Stock shall be, directly or indirectly, purchased, redeemed, or otherwise acquired for consideration by the Issuer or any of its subsidiaries unless all dividends on all outstanding Designated Preferred Stock for the current Dividend Period have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Preferred Stock on the applicable record date). The foregoing limitation shall not apply to (i) redemptions, purchases, or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice; (ii) the acquisition by the Issuer or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Issuer or any of its subsidiaries), including as trustees or custodians; and (iii) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Issue Date or any subsequent agreement for the accelerated exercise, settlement, or exchange thereof for Common Stock.

Notwithstanding the provisions of the immediately preceding paragraph, dividends on Junior Stock may be paid to the holders thereof even if the entire annual dividends on the Designated Preferred Stock for a Dividend Period have not been declared and paid, subject to the limitations set forth in this paragraph. If the holders of the shares of Designated Preferred Stock have received from the Issuer for the Dividend Period the per share dividend amounts indicated in the table set forth immediately below, up to and including the indicated calendar quarters within the Dividend Period, then the Board of Directors may declare and the Issuer may pay dividends on all Junior Stock, in the aggregate, up to the funds legally available for such payment. For the initial Dividend Period, the percentages in the table below shall be pro-rated in the manner provided for in the subsection of these Standard Provisions titled “Rate” above.

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Calendar Quarter within the Dividend Period	Aggregate Percentage of Liquidation Amount Paid as Dividends on Shares of Designated Preferred Stock, per Share, for the Dividend Period
January 1 to March 31	1.6875 percent of the Liquidation Amount
April 1 to June 30	3.375 percent of the Liquidation Amount
July 1 to September 30	5.0625 percent of the Liquidation Amount
October 1 to December 31	6.750 percent of the Liquidation Amount

For the avoidance of doubt, the following example illustrates the provisions of the immediately preceding paragraph and accompanying table. Assume the Issuer declares and pays a $10.00 per share dividend on January 15, and a $25.00 per share dividend on April 10, on each share of Designated Preferred Stock, and declares no other dividends on the Designated Preferred Stock during the Dividend Period. Under these circumstances, during the period January 1 through March 31 no dividends may be declared or paid on the shares of Junior Stock because the dividends paid on the Designated Preferred Stock for that calendar quarter amount to only 1.00 percent of the Liquidation Amount. As of April 10, the aggregate dividends paid on the Designated Preferred Stock for the Dividend Period amount to 3.50 percent per share, so for the period of April 10 through June 30 the Issuer may declare and pay on the Junior Stock an aggregate dividend up to the funds legally available for such payment. From July 1 through December 31 no additional dividends on the shares of Junior Stock may be declared or paid because the aggregate dividends declared and paid on the shares of Designated Preferred Stock for the Dividend Period equal only 3.50 percent of the Liquidation Amount.

When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) in full upon the Designated Preferred Stock and any shares of Parity Stock, all dividends on the Designated Preferred Stock and all such Parity Stock shall be declared pro-rata so that the respective aggregate amounts of such dividends shall bear the same ratio to each other as all accrued but unpaid dividends per share on the shares of Designated Preferred Stock and all Parity Stock in a Dividend Period, in the aggregate, bear to each other (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends).

Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities, or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.

Notwithstanding the foregoing, in the event that (i) the Issuer is a party to a merger or consolidation with another corporation, and (ii) the terms of the plan of merger or consolidation provide that shares of Junior Stock will be exchanged for consideration other than shares of the Issuer, and (iii) the merger or consolidation is approved by the affirmative vote or consent of holders of at least a majority of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, then in those circumstances the exchange for shares of Junior Stock may occur even if (a) some or all of the consideration is for cash or other non-share consideration, and (b) some or all of the dividends on all outstanding shares of Designated Preferred Stock for the current Dividend Period have not been declared and paid in full.

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(d)Limitations on Dividend Payments. The Holders of shares of the Designated Preferred Stock shall not be entitled to receive dividends to the extent that the declaration of and/or payment of such dividends is prohibited by applicable law or regulation.

4.Liquidation Rights.

(a)Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution, insolvency, receivership, or other winding up of the affairs of the Issuer, whether voluntary or involuntary, holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, out of the assets of the Issuer or proceeds thereof (whether capital or surplus) available for distribution to shareholders of the Issuer, subject to the rights of any creditors of the Issuer, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other shares of the Issuer ranking junior to Designated Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share and (ii) the amount of any declared and unpaid dividends on each such share (such amounts collectively, the “Liquidation Preference”).

(b)Partial Payment. If in any distribution described in the above subsection titled “Voluntary or Involuntary Liquidation” the assets of the Issuer or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Designated Preferred Stock and the corresponding amounts payable with respect of any other shares of the Issuer ranking equally with Designated Preferred Stock as to such distribution, holders of Designated Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

(c)Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Designated Preferred Stock and the corresponding amounts payable with respect of any other shares of the Issuer ranking equally with Designated Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Issuer shall be entitled to receive all remaining assets of the Issuer (or proceeds thereof) according to their respective rights and preferences.

(d)Merger, Consolidation, and Sale of Assets Not Liquidation. For purposes of this Section, the merger or consolidation of the Issuer with any other corporation or other entity, including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities, or other property for their shares, or the sale, lease, or exchange (for cash, securities, or other property) of all or substantially all of the assets of the Issuer, shall not constitute a liquidation, dissolution, or winding up of the Issuer.

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(e)Subordination to Creditors. Any distributions to the holders of the Designated Preferred Stock as payment, in whole or in part, of the Liquidation Preference shall be subordinated to the payment in full of the claims of general creditors and subordinated debt holders of the Issuer.

5.Redemption.

(a)Optional Redemption. The Issuer, at its option, subject to any required regulatory approvals including, but not limited to, any required prior approval of the Board of Governors of the Federal Reserve System, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in the subsection of this Section titled “Notice of Redemption,” at a redemption price equal to the sum of (i) the Redemption Amount per share and (ii) the amount equal to any declared and unpaid dividends plus any dividends payable but unpaid for the then current Dividend Period to, but excluding, the date fixed for redemption (regardless of whether any dividends are actually declared for that Dividend Period).

Notwithstanding the foregoing, no redemption of the Designated Preferred Stock may occur prior to the fifth anniversary of the Original Issue Date, provided, however, that if the Designated Preferred Stock no longer constitutes additional tier 1 capital of the Issuer, then redemption of the Designated Preferred Stock may be made at any time, but in all cases subject to any required prior approval of the Board of Governors of the Federal Reserve System.

For purposes of this Section, the determination of dividends that are payable as of the effective date of any redemption shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month, for the period extending from and including the first day of the Dividend Period through, but excluding, the date fixed for redemption.

The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Issuer or its agent. Any declared but unpaid dividends for the then current Dividend Period payable to holders of record as of the Dividend Record Date that is prior to the redemption date shall be paid to the holder of record of the redeemed shares on such Dividend Record Date.

(b)No Sinking Fund; No Guarantees; No Mandatory Redemptions. The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund, or other similar provisions. The Issuer shall not guarantee or otherwise secure or enhance any of the rights or preferences of the holders of Designated Preferred Stock beyond those rights and privileges created in this Certificate of Designations. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any Designated Preferred Stock.

(c)Notice of Redemption. Notice of every redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Issuer. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the holders of shares of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state: (1) the redemption date; (2) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

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(d)Partial Redemption. In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either prorata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable. Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

(e)Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Issuer, in trust for the pro-rata benefit of the holders of the shares called for redemption, with a federally insured depository institution, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Issuer, after which time the holders of the shares so called for redemption shall look only to the Issuer for payment of the redemption price of such shares.

(f)Status of Redeemed Shares. Shares of Designated Preferred Stock that are redeemed, repurchased, or otherwise acquired by the Issuer shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Undesignated Preferred Shares other than the Designated Preferred Stock).

6.Conversion. Holders of Designated Preferred Stock shall have no right to exchange or convert such shares into any other securities.

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7.Voting Rights.

(a)General. The holders of Designated Preferred Stock shall not have any voting rights except as set forth herein or as otherwise from time to time required by law.

(b)Class Voting Rights as to Particular Matters. So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the Charter, the vote or consent of the holders of at least a majority of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i)Authorization of Senior Stock. Any amendment or alteration of the Certificate of Designations for the Designated Preferred Stock or the Charter to authorize, or create, or increase the authorized amount of, or designate any new class of shares or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Issuer ranking senior to Designated Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Issuer;

(ii)Amendment of Designated Preferred Stock. Any amendment, alteration, or repeal of any provision of the Certificate of Designations for the Designated Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by the subsection of these Standard Provisions titled “Share Exchanges, Reclassifications, Mergers, and Consolidations,” any amendment, alteration or repeal by means of a merger, consolidation, or otherwise) so as to adversely affect the rights, preferences, privileges, or voting powers of the Designated Preferred Stock; or

(iii)Share Exchanges, Reclassifications, Mergers, and Consolidations. Any consummation of a binding share exchange or reclassification involving the Designated Preferred Stock, or of a merger or consolidation of the Issuer with another corporation or other entity, unless in each case (x) the shares of Designated Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Issuer is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges, and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges, and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such consummation, taken as a whole; provided, however, that for all purposes of this subsection, any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Designated Preferred Stock necessary to satisfy preemptive or similar rights granted by the Issuer to other persons prior to the Issue Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Designated Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution, or winding up of the Issuer will not be deemed to adversely affect the rights, preferences, privileges, or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of Designated Preferred Stock.

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(c)Changes after Provision for Redemption. No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to the subsection hereof titled “Class Voting Rights as to Particular Matters” of this Section if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such subsection, all outstanding shares of Designated Preferred Stock have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption.

(d)Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and, if applicable, the rules of any national securities exchange or other trading facility on which Designated Preferred Stock is listed or traded at the time.

8.Record Holders. To the fullest extent permitted by applicable law, the Issuer and the transfer agent for Designated Preferred Stock may deem and treat the record holder of any share of Designated Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Issuer nor such transfer agent shall be affected by any notice to the contrary.

9.Notices. All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, the Charter, the Bylaws, or by applicable law. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Company or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.

10.No Preemptive Rights. No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Issuer, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights, or options, may be designated, issued, or granted.

11.Replacement Certificates. The Issuer shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Issuer. The Issuer shall replace certificates that become destroyed, stolen, or lost at the holder’s expense upon delivery to the Issuer of reasonably satisfactory evidence that the certificate has been destroyed, stolen, or lost, together with any indemnity that may be reasonably required by the Issuer.

12.Other Rights. The shares of Designated Preferred Stock shall not have any rights, preferences, privileges, or voting powers or relative, participating, optional, or other special rights, qualifications, limitations, or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

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01 - Jay Burchfield 04 - Steven Cosse 07 - Eugene Hunt 02 - Marty Casteel 05 - Mark Doramus 08 - Jerry Hunter 03 - William Clark, II 06 - Edward Drilling 09 - Susan Lanigan For Against Abstain For Against Abstain For Against Abstain 1 P C F 10 - W. Scott McGeorge 13 - Robert Shoptaw 11 - George Makris, Jr. 14 - Julie Stackhouse 12 - Tom Purvis 15 - Russell Teubner 16 - Mindy West Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03FGBC + + Proposals - The Board of Directors recommends a vote FOR all the director nominees listed in Proposal 2 and FOR A Proposals 1, 3, 4, 5 and 6. 1. To fix the number of directors at sixteen (16): qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Annual Meeting Proxy Card 2. ELECTION OF DIRECTORS: For Against Abstain For Against Abstain 3. To adopt the following non-binding resolution approving the compensation of the named executive officers of the Company: "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in the proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and narrative discussion, is hereby APPROVED." 4. To ratify the Audit Committee's selection of the accounting firm BKD, LLP as independent auditors of the Company and its subsidiaries for the year ended December 31, 2021: 5. To revise outdated information in the Amended and Restated Articles of Incorporation: 6. To include provisions in the Amended and Restated Articles of Incorporation to provide for majority voting in uncontested elections of directors: 7. Upon such other business as may properly come before the meeting or any postponements or adjournments thereof 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 4 9 2 5 6 8 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/SFNC or scan the QR code - login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SFNC Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Votes submitted electronically must be received by 11:59 p.m., EST, on May 19, 2021. Your vote matters - here's how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SFNC PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2021 The undersigned hereby constitutes and appoints Robert A. Fehlman and Stephen C. Massanelli, or either of them, as Proxies, each with the power of substitution, to represent and vote as designated on this proxy ballot all of the shares of common stock of Simmons First National Corporation held of record by the undersigned on March 23, 2021, at the Annual Meeting of Shareholders to be held on May 20, 2021, and any postponements or adjournments thereof. This proxy, when properly executed, will be voted as directed. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL 2 AND "FOR" PROPOSALS (1), (3), (4), (5), AND (6). The Proxies, in their discretion, are further authorized to vote upon such other business as may properly come before the 2021 Annual Meeting of Shareholders and any postponements or adjournments thereof. The undersigned acknowledges receipt of this ballot, Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10-K and Company Report. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROXY BALLOT - SIMMONS FIRST NATIONAL CORPORATION qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q C Non-Voting Items + + Change of Address - Please print new address below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. B Authorized Signatures - This section must be completed for your vote to count. Please date and sign below. IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2021. THE NOTICE, PROXY STATEMENT, ANNUAL REPORT ON FORM 10-K AND COMPANY REPORT ARE AVAILABLE AT: www.edocumentview.com/sfnc